As filed with the Securities and Exchange Commission on October 27, 2006

1933 Act No.	33-72416
1940 Act No.	811-08200

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.         23

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.         23

(Check appropriate box or boxes)

BRIDGEWAY FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448

(Address of Principal Executive Offices)         (Zip Code)

(713) 661-3500

(Registrant’s Telephone Number, including Area Code)

John N. R. Montgomery, President, Bridgeway Capital Management, Inc.

5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448

(Name and Address of Agent for Service of Process)

With Copies to:

Michael P. O’Hare, Esq.

Stradley, Ronon, Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103

Approximate Date of Proposed Public Offering:  As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box):

☒  immediately upon filing pursuant to paragraph (b) of Rule 485

☐  on October 27, 2006 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐  on (date) pursuant to paragraph (a)(1) of Rule 485

☐  75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

A no-load mutual fund family of domestic funds

PROSPECTUS

October 27, 2006

AGGRESSIVE INVESTORS 1

(Closed to New Investors)

AGGRESSIVE INVESTORS 2

ULTRA-SMALL COMPANY

(Closed)

ULTRA-SMALL COMPANY MARKET

MICRO-CAP LIMITED

(Closed to New Investors)

SMALL-CAP GROWTH

SMALL-CAP VALUE

LARGE-CAP GROWTH

LARGE-CAP VALUE

BLUE CHIP 35 INDEX

BALANCED

www.Bridgeway.com

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

This prospectus presents concise information about Bridgeway Funds, Inc. that you should know before investing. Please keep it for future reference. Text in shaded “translation” boxes is intended to help you understand or interpret other information presented nearby.

Bridgeway Funds, Inc.

Prospectus October 27, 2006

The Funds

Bridgeway Funds, Inc. is a no-load diversified mutual fund family of eleven Funds: Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, Blue Chip 35 Index Fund, and Balanced Fund. Each Fund has its own investment objective, strategy, and risk profile.

Suitability

All eleven Funds:

•      are designed for investors with long-term goals in mind.

•      strongly discourage short-term trading of shares.

•      offer you the opportunity to participate in financial markets through funds professionally managed by Bridgeway Capital Management, Inc. (the “Adviser” or “Bridgeway Capital Management”).

•      offer you the opportunity to diversify your investments.

•      carry certain risks, including the risk that you can lose money if fund shares, when redeemed, are worth less than the purchase price.

•      are not bank deposits and are not guaranteed or insured.

Commodity Exchange Act

Bridgeway Funds has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”) and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Aggressive Investors 1 Fund

BRAGX (Closed to New Investors)

Investment Objective: The Aggressive Investors 1 Fund (the “Fund”) seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index, a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested, serves as a proxy for “stock market” in this objective. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both “growth” and “value.” Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that the Adviser believes have a lower probability of price decline over the long term, though the stock price may be more volatile in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and for shareholders in taxable accounts, a higher tax burden than less actively managed funds. The Fund may invest in stocks for which there is relatively low market liquidity, as periodically determined by the Adviser based on the stock’s trading volume. The Fund may also use aggressive investment techniques such as:

•      leveraging (borrowing up to 50% of its assets from banks),

•      purchasing and selling futures and options on individual stocks and stock indexes,

•      entering into short-sale transactions (up to 20% of its assets),

•      investing up to 25% of its assets in a single company,

•      investing up to 10% of its assets in foreign companies (currently only those that trade on American exchanges), and

•      short-term trading (buying and selling the same security in less than a three-month timeframe).

The Fund sometimes invests in a smaller number of companies than many mutual funds. Based on ending data from the last five fiscal years, the number of companies in the Fund has been between 51 and 76. The top ten stocks have sometimes accounted for almost half of Fund net assets. It would not be unusual for one or two stocks each to represent 5% to 10% or more of Fund holdings.

Principal Risk Factors: Shareholders of the Aggressive Investors 1 Fund are exposed to higher risk than the stock market as a whole and could lose money.

Since the Fund invests in companies of any size and because there are a larger number of small companies, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

Investments in foreign companies can be more volatile than investments in U.S. companies. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of the Fund’s net assets at the time of opening the position.

The Fund’s use of futures and options to manage risk or hedge market volatility are subject to certain additional risks. Futures and options may not always be successful hedges, and their prices can be highly volatile. They may not always successfully manage risk. Using futures and options could lower the Fund’s total return, and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts. Also, the Fund’s use of leverage may cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged because leverage could exaggerate the effect of any increase or decrease in the value of the securities held by the Fund.

The Fund sometimes invests in a smaller number of companies. This is called “focus investing,” and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative event, of a single company will significantly affect total Fund return.

Who Should Invest: The Fund closed to new investors on November 21, 2001 when net assets reached $275 million. The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/06 through 9/30/06 was -0.71%.

Best Quarter: Q4 99, +69.34%     Worst Quarter: Q3 98, -23.28%

Average Annual Total % Returns as of 12/31/05

Fund / Index	1 Year	5 Years	10 Years
Bridgeway Aggressive Investors 1 Fund
Return Before Taxes	14.93%	7.65%	21.05%
Return After Taxes on Distributions(1)	13.00%	7.29%	19.43%
Return After Taxes on Distributions and Sale of Fund Shares(1)	11.94%	6.61%	18.22%
S&P 500 Index(2)(reflects no deductions for fees, expenses or taxes)	4.91%	0.54%	9.06%
Russell 2000 Index(3)(reflects no deductions for fees, expenses or taxes)	4.55%	8.22%	9.26%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested. It is not possible to invest directly in an index or average.

(3) The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index or average.

Past performance (before and after taxes) does not guarantee future results.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Aggressive Investors 1 Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses(1) (expenses deducted from Fund assets)

Management Fees (see page 63 for more details)	1.39%
Distribution (12b-1) [and / or service] Fees(2)	0.00%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.58%
Fee Waiver(3)	0.00%
Net Expenses	1.58%

(1) All figures in this table are expressed as a percentage of average annual net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 1.80%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Aggressive Investors 1 Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$161	$499	$860	$1,878

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Aggressive Investors 1 Fund

	For the Year Ended June 30,
	2006	2005	2004	2003	2002
Per Share Data
Net asset value, beginning of year	$56.60	$49.43	$39.94	$36.51	$41.94
Income from investment operations:
Net investment loss^	(0.42)	(0.26)	(0.58)	(0.27)	(0.34)
Net realized and unrealized gain (loss)	12.23	7.43	10.07	3.70	(5.09)
Total from investment operations	11.81	7.17	9.49	3.43	(5.43)
Less distributions to shareholders:
Net realized gain	(6.51)	0.00	0.00	0.00	0.00
Total distributions	(6.51)	0.00	0.00	0.00	0.00
Net asset value, end of year	$61.90	$56.60	$49.43	$39.94	$36.51

Total Return	21.79%	14.51%	23.76%	9.40%	(12.95)%
Ratios & Supplemental Data
Net assets, end of year (‘000’s)
Ratios to average net assets:
Expenses	1.58%	1.58%	1.74%	1.90%	1.81%
Net investment loss	(0.69)%	(0.51)%	(1.24)%	(0.81)%	(0.89)%
Portfolio turnover rate	127.6%	155.0%	150.7%	138.0%	154.0%

^ Per share amounts calculated based on the average daily shares outstanding during the year.

Aggressive Investors 2 Fund

BRAIX

Investment Objective: The Aggressive Investors 2 Fund (the “Fund”) seeks to exceed the stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The S&P 500 Index, a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested, serves as a proxy for “stock market” in this objective. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of companies of any size that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The Fund selects stocks according to proprietary quantitative models that span various investment styles including both “growth” and “value.” Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund seeks to achieve the risk objective by investing in stocks that the Adviser believes have a lower probability of price decline over the long term, though the stock price may be more volatile in the short term. The Fund may engage in active and frequent trading, which could result in higher trading costs, lower investment performance, and, for shareholders in taxable accounts, a higher tax burden. Although the Aggressive Investors 2 Fund can invest in stocks of any size, the Fund is not expected to invest in stocks for which there is relatively low market liquidity, as determined periodically by the Adviser based on the stock’s trading volume. The Fund may also use aggressive investment techniques such as:

•      leveraging (borrowing up to 50% of its assets from banks),

•      purchasing and selling futures and options on individual stocks and stock indexes,

•      entering into short-sale transactions (up to 20% of its assets),

•      investing up to 25% of its assets in a single company,

•      investing up to 10% of its assets in foreign companies (currently only those that trade on American exchanges), and

•      short-term trading (buying and selling the same security in less than a three-month timeframe).

The Fund sometimes invests in a smaller number of companies than many mutual funds. Based on ending data for the fiscal years since inception, the number of companies in the Fund has been between 55 and 82. The top ten stocks have sometimes accounted for almost half of Fund net assets. It would not be unusual for one or two stocks each to represent 10% or more of Fund holdings.

Differences Between Aggressive Investors 2 Fund and Aggressive Investors 1 Fund: The Aggressive Investors 2 Fund became operational on October 31, 2001. The Aggressive Investors 1 Fund became operational on August 5, 1994. Bridgeway Funds’ Board of Directors voted to close Aggressive Investors 1 Fund to new investors at $275 million in net assets so that it would remain more “nimble” (able to purchase and sell smaller stocks more quickly or at potentially more favorable prices than would otherwise be possible.)

The investment objective of both Funds is identical, and the investment strategies are very similar. However, the execution of the strategy can be different. For instance, while each Fund may invest in stocks of any size, the Aggressive Investors 2 Fund is not expected to invest in stocks for which there is relatively low market liquidity, as determined periodically by the Adviser based on measures of the stock’s trading volume. This could put Aggressive Investors 2 Fund at a disadvantage relative to Aggressive Investors 1 Fund over the long-term. In the long term, the Adviser expects Aggressive Investors 2 Fund to have lower turnover, slightly lower volatility and commensurately lower average annual return. This could take years to demonstrate, or may never happen. The reverse also can be true (higher returns) during the periods of time when large companies dominate in performance. There is no guarantee of favorable, or even positive returns with either Fund.

Principal Risk Factors: Shareholders of the Aggressive Investors 2 Fund are exposed to higher risk than the stock market as a whole and could lose money.

Because the Fund invests in companies of any size and because there are a larger number of small companies, the Fund may bear the short-term risk (volatility) associated with small companies, especially in the early stages of an economic or stock market downturn. The Fund may also exhibit higher volatility due to the use of aggressive investment techniques including futures, options, and leverage. These techniques may magnify the risk of loss in an unfavorable market environment.

Investments in foreign companies can be more volatile than investments in U.S. companies. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Individual short-sale positions can theoretically expose shareholders to unlimited loss, although the Adviser seeks to mitigate this potential loss by limiting a single short-sale position to 2.5% of net assets at the time of opening the position.

The Fund’s use of futures and options to manage risk or hedge market volatility are subject to certain additional risks. Futures and options may not always be successful hedges, and their prices can be highly volatile. They may not always successfully manage risk. Using futures and options could lower the Fund’s total return, and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts. Also, the Fund’s use of leverage may cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged because leverage could exaggerate the effect of any increase or decrease in the value of the securities held by the Fund.

The Fund sometimes invests in a smaller number of companies. This is called “focus investing,” and will likely add to Fund volatility. It exposes the shareholder to company-specific risk, or the risk that bankruptcy, or other negative event, of a single company will significantly affect total Fund return.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large and small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/06 through 9/30/06 was -1.71%.

Best Quarter: Q2 03, +30.62%       Worst Quarter: Q3 02, -18.73%

Average Annual Total % Returns as of 12/31/05

		Since
		Inception
Fund / Index	1Year	(10/31/01)
Bridgeway Aggressive Investors 2 Fund
Return Before Taxes	18.59%	13.15%
Return After Taxes on Distributions(1)	18.19%	13.06%
Return After Taxes on Distributions and Sale of Fund Shares(1)	12.52%	11.46%
S&P 500 Index(2)(reflects no deductions for fees,expenses or taxes)	4.91%	5.83%
Russell 2000 Index(3)(reflects no deductions for fees,expenses or taxes)	4.55%	12.89%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested. It is not possible to invest directly in an index or average.

(3) The Russell 2000 Index is an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. It is not possible to invest directly in an index or average.

Past performance (before and after taxes) does not guarantee future results.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Aggressive Investors 2 Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses(1) (expenses deducted from Fund assets)
Management Fees (see page 63 for more details)	0.96%
Distribution (12b-1) [and / or service] Fees(2)	0.00%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	1.12%
Fee Waiver(3)	0.00%
Net Expenses	1.12%

(1) All figures in this table are expressed as a percentage of average annual net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 1.75%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Aggressive Investors 2 Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$114	$356	$617	$1,363

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years or periods shown below was audited by the Fund’s previous auditors.

Aggressive Investors 2 Fund

					Period from
	For the Year Ended June 30,				October 31,2001 to
	2006	2005	2004	2003	June 30, 2002**
Per Share Data
Net asset value, beginning of period	$14.72	$12.75	$10.28	$10.25	$10.00
Income from investment operations:
Net investment loss^	(0.05)	(0.04)	(0.09)	(0.09)	(0.08)
Net realized and unrealized gain	3.22	2.01	2.56	0.12	0.33
Total from investment operations	3.17	1.97	2.47	0.03	0.25
Less distributions to Shareholders:
Net realized gain	(0.34)	—	—	—	—
Total Distributions	(0.34)	—	—	—	—
Net asset value, end of period	$17.55	$14.72	$12.75	$10.28	$10.25

Total Return	21.65%	15.45%	24.03%	0.29%	2.50%	+
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$585,262	$156,053	$110,395	$22,107	$11,448
Ratios to average net assets:
Expenses after waivers and reimbursements	1.12%	1.37%	1.58%	1.90%	1.90	%*
Expenses before waivers and reimbursements	1.12%	1.37%	1.58%	1.90%	1.98	%*
Net investment loss after waivers and reimbursements	(0.26)%	(0.33)%	(1.13)%	(1.05)%	(1.24	)%*
Portfolio turnover rate	89.1%	148.4%	151.5%	143.2%	68.0	%*

* Annualized

** Commenced operations on October 31, 2001.

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

Ultra-Small Company Fund

BRUSX (Closed)

Investment Objective: The Ultra-Small Company Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of ultra-small companies. “Ultra-small companies” have a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange, although the majority of stocks in this Fund are listed on NASDAQ. On September 30, 2006, each of the stocks in this group had a market capitalization of less than $361 million. Compared to the size companies in which most other mutual funds invest, ultra-small companies are spectacularly small. They typically have 10 to 3,000 employees, produce annual revenues of $5 million to $500 million and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in ultra-small company stocks based on company size at the time of purchase. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including “growth” and “value.” Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a potentially higher tax burden. In addition, higher trading costs may negatively impact Fund performance.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Fund Closing Commitment: The Fund is closed to all investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Bridgeway Funds’ Board of Directors votes to reopen the Fund. The Fund closed to current shareholders on December 10, 2001 when assets exceeded $55 million. This size limitation is intended to keep the Fund “nimble” in the marketplace, and to enable the Adviser to purchase and sell stocks more quickly than would otherwise be possible.

Principal Risk Factors: The market price of ultra-small company shares typically exhibit much greater volatility than large-company shares and significantly greater volatility than small-company shares and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

Ultra-small companies may:

•                  have limited resources for expanding or surviving in a newly competitive environment,

•                  lack depth of management,

•                  have a limited product line, and

•                  be more sensitive to economic downturns than companies with large capitalizations.

The Fund is also subject to the risk that ultra-small company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment, but ultra-small companies may be more susceptible to this risk following their strong relative returns from 2000 to 2004. Based on historical data, such periods of underperformance may last six years or more.

Who Should Invest: The Fund is closed to all investors. For current shareholders, the Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of ultrasmall companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/06 through 9/30/06 was 8.34%.

Best Quarter: Q2 03, +34.57%      Worst Quarter: Q3 98, -27.21%

Average Annual Total % Returns as of 12/31/05

Fund / Index	1 Year	5 Years	10 Years
Bridgeway Ultra-Small Company Fund
Return Before Taxes	2.99%	27.26%	22.54%
Return After Taxes on Distributions(1)	0.97%	24.27%	19.90%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.40%	23.38%	19.24%
CRSP Cap-based Portfolio 10 Index(2) (reflects no deductions for fees, expenses or taxes)	5.80%	25.48%	15.94%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of roughly 1,790 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. It is not possible to invest directly in an index or average.

Past performance (before and after taxes) does not guarantee future results.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Ultra-Small Company Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses(1) (expenses deducted from Fund assets)
Management Fees	0.90%
Distribution (12b-1) [and / or service] Fees(2)	0.00%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	1.09%
Fee Waiver(3)	0.00%
Net Expenses	1.09%

(1) All figures in this table are expressed as a percentage of total net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3)The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 2.00%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Ultra-Small Company Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$111	$347	$601	$1,329

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Ultra Small Company Fund

	For the Year Ended June 30,
	2006	2005	2004	2003	2002
Per Share Data
Net asset value, beginning of year	$38.44	$40.97	$32.93	$28.83	$26.99
Income from investment operations:
Net investment loss^	(0.15)	(0.10)	(0.33)	(0.21)	(0.14)
Net realized and unrealized gain	9.23	6.69	13.66	7.99	4.43
Total from investment operations	9.08	6.59	13.33	7.78	4.29
Less distributions to shareholders:
Net realized gain	(5.10)	(9.12)	(5.29)	(3.68)	(2.45)
Total distributions	(5.10)	(9.12)	(5.29)	(3.68)	(2.45)
Net asset value, end of year	$42.42	$38.44	$40.97	$32.93	$28.83

Total Return	25.58%	15.37%	40.88%	32.00%	17.04%
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$132,193	$110,634	$101,233	$77,450	$60,809
Ratios to average net assets:
Expenses	1.09%	1.12%	1.15%	1.29%	1.26%
Net investment loss	(0.37)%	(0.25)%	(0.84)%	(0.82)%	(0.53)%
Portfolio turnover rate	100.8%	85.9%	71.1%	56.1%	120.6%

^ Per share amounts calculated based on the average daily shares outstanding during the year.

Ultra-Small Company Market Fund

BRSIX

Investment Objective: The Ultra-Small Company Market Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund aims to achieve its objective by approximating the total return of the Cap-Based Portfolio 10 Index (the “Index”) published by the University of Chicago’s Center for Research in Security Prices (“CRSP”) over longer time periods. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in ultra-small company stocks based on company size at the time of purchase. In choosing stocks for the Fund, the Adviser seeks to match the weighting of market capitalization, sector representation, and financial characteristics of the full index of stocks. “Ultra-small companies” are those with a market capitalization the size of the smallest 10% of companies listed on the New York Stock Exchange, although a majority of Index and Fund stocks are traded on NASDAQ. On September 30, 2006, each of the stocks in this group had a market capitalization of less than $361 million. They are approximately one-tenth the size of companies in the widely quoted Russell 2000 Index, an unmanaged, market value weighted index, which measures performance of the 2,000 companies that are between the 1,000th and 3,000th largest in the market with dividends reinvested. Compared to the size companies in which most other mutual funds invest, ultrasmall companies are spectacularly small. Companies this size typically have 10 to 3,000 employees, produce annual revenues of $5 million to $500 million, and may be known for just one product or service. The Adviser also seeks to minimize the distribution of capital gains, within the constraints of the investment objective and ultra-small company focus, by offsetting capital gains with capital losses. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) Indeed, the Fund has only distributed a capital gain in three of eight years of operations, and each of the three distributions was less than 3% of net asset value. Further, the Fund had a positive return in each of the last eight fiscal years. However, by paying close attention to trading, the Adviser seeks to conduct its tax management without detriment to the overall Fund return. Therefore, this Fund may also be an appropriate investment for shareholders in non-taxable accounts.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Principal Risk Factors: The market price of ultra-small company shares typically exhibits much greater volatility than large-company shares and significantly greater volatility than small-company and even micro-cap company shares. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

Ultra-small companies may:

•                  have limited resources for expanding or surviving in a newly competitive environment,

•                  lack depth of management,

•                  have a limited product line, and

•                  be more sensitive to economic downturns than companies with large capitalizations.

The Fund is also subject to the risk that ultra-small company stocks will under-perform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

Apart from the risk inherent in investing in ultra-small companies, there is risk that the Fund’s total return may be lower than the total return of the Index that the Fund seeks to approximate. The actual return of this Fund could be lower than the Index for one or more of four reasons:

•                  operating expenses cut into returns,

•                  transaction costs reduce returns,

•                  the Fund does not own all of the roughly 1,800 companies that comprise the Index, and

•                  the Fund’s tax management strategy could someday result in higher trading costs, or a divergence between the makeup of the Index and that of the Fund.

Who Should Invest: The Adviser believes that this Fund is appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) for a portfolio consisting primarily of large stocks. It may also be appropriate for investors in both taxable and non-taxable accounts. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of ultra-small companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/06 through 9/30/06 was 3.40%.

Best Quarter: Q2 03, +30.87%         Worst Quarter: Q3 98, -22.85%

Average Annual Total % Returns as of 12/31/05

			Since Inception
Fund / Index	1 Year	5 Years	(7/31/97)
Bridgeway Ultra-Small Company Market Fund
Return Before Taxes	4.08%	23.88%	17.10%
Return After Taxes on Distributions(1)	3.58%	23.69%	16.96%
Return After Taxes on Distributions and Sale of Fund Shares(1)	3.26%	21.31%	15.44%
CRSP Cap-based Portfolio 10 Index(2) (reflects no deductions for fees, expenses or taxes)	5.80%	25.48%	15.80%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 10 Index is an unmanaged index of roughly 1,790 ultra-small companies compiled by the Center for Research in Security Prices, with dividends reinvested. It is not possible to invest directly in an index or average.

Past performance (before and after taxes) does not guarantee future results.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Ultra-Small Company Market Fund Fee Table(1)

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees(2)	0.00% - 2.00%
Exchange Fees	None

Annual Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.50%
Distribution (12b-1) [and / or service] Fees(3)	0.00%
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.65%
Fee Waiver(4)	0.00%
Net Expenses	0.65%

(1) All figures in this table are expressed as a percentage of average annual net assets.

(2) A 2% redemption fee may be charged for redemptions in a down market or for shares held less than six months, subject to a maximum combined redemption fee of 2%. Such redemption fees will not be charged to investors holding shares in certain omnibus or other institutional accounts or savings plans or on transactions redeemed in kind. See page 24 for details.

(3) The Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.75%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Ultra-Small Company Market Fund Expense Example(1)

	1 Year	3 Years	5 Years	10 Years
Expenses	$66	$208	$362	$810

(1) This fee table is based on last year’s expenses. If a shareholder redeems within six months of purchase, he or she will pay an additional $209 in early redemption fees. Separately, if a shareholder redeems in a down market and the Board of Directors vote to impose a redemption fee of 2.0%, the expenses will be $275, $435, $609, and $1,116.

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Ultra Small Company Market Fund

	For the Year Ended June 30,
	2006	2005	2004	2003	2002

Per Share Data
Net asset value, beginning of year	$16.96	$16.14	$10.98	$8.70	$7.22
Income from investment operations:
Net investment income (loss)^	0.05	0.02	0.02	(0.03)	0.00
Net realized and unrealized gain	2.48	0.97	5.16	2.31	1.49
Total from investment operations	2.53	0.99	5.18	2.28	1.49
Less distributions to shareholders:
Net investment income	(0.03)	(0.03)	0.00	0.00	(0.01)
Net realized gain	(0.53)	(0.15)	(0.04)	0.00	0.00
Total distributions	(0.56)	(0.18)	(0.04)	0.00	(0.01)
Paid-in-capital from redemption fees	0.01	0.01	0.02	0.00	0.00
Net asset value, end of year	$18.94	$16.96	$16.14	$10.98	$8.70

Total Return	15.13%	6.12%	47.41%	26.21%+	20.70% +
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$1,087,750	$593,883	$816,748	$312,041	$68,824
Ratios to average net assets:
Expenses after waivers and reimbursements	0.65%	0.73%	0.67%	0.75%	0.75%
Expenses before waivers and reimbursements	0.65%	0.73%	0.67%	0.85%	1.01%
Net investment income (loss) after waivers and reimbursements	0.27%	0.15%	0.11%	(0.14)%	(0.05)%
Portfolio turnover rate	26.5%	13.0%	19.4%	17.7%	55.8%

+ Total return would have been lower had various fees not been waived during the year.

^ Per share amounts calculated based on the average daily shares outstanding during the year.

Ultra-Small Company Market Fund Redemption Fee: This Fund is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for the remaining shareholders. A 2% redemption fee may be charged to shareholders who redeem within six months of a purchase or in a down market (as described below), subject to a maximum combined redemption fee of 2%.

The Bridgeway Funds’ Board of Directors reserves the right to impose a 2% redemption fee any time the S&P 500 Index (without dividends reinvested) has declined more than 5% cumulatively over the previous five trading days. For example, if the S&P 500 Index, a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks without dividends reinvested, was down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption fee for shareholders who receive the following Tuesday’s net asset value.

Redemption fees accrue to the Fund itself, not to the Adviser. Redemption fees will not be charged to investors holding shares in certain omnibus or other institutional accounts or savings plans or on transactions redeemed in kind.

Implementation of the potential fee will be communicated to shareholders both on Bridgeway Funds’ website, www.bridgeway.com and the outgoing message of its phone system (800-661-3550). The Adviser will typically make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption.

Micro-Cap Limited Fund

BRMCX (Closed to New Investors)

Investment Objective: The Micro-Cap Limited Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of common stocks of micro-cap companies. “Micro-cap” companies are those with a market capitalization the size of the second and third smallest 10% of those listed on the New York Stock Exchange, although a majority of stocks in this Fund are listed on NASDAQ rather than the New York Stock Exchange. On September 30, 2006, each of the stocks in this group had a market capitalization between $361 million and $1.04 billion. Compared to the size companies in which most other mutual funds invest, micro-cap companies are very small. They are smaller than small cap but larger than ultra small. Companies this size typically have 100 to 9,000 employees, produce annual revenues of $30 million to $1.5 billion annually, and may be known for just one product or service. The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in micro-cap company stocks based on company size at time of purchase. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles, including both “growth” and “value.” Value stocks are those priced cheaply relative to some financial measures of worth. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Fund may engage in active and frequent trading, which results in higher trading costs and, for shareholders in taxable accounts, a higher tax burden.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Fund Closing Commitment: The Fund is closed to new investors. It will remain closed to new investors unless net assets drop below $27.5 million and the Bridgeway Funds’ Board of Directors votes to re-open the Fund. This feature is crucial to the Fund’s “focus” of investing in a smaller number of companies. Closing at a very low level of assets is also intended to keep the Fund “nimble,” enabling the Adviser to purchase and sell micro-cap stocks more quickly than would otherwise be possible.

Principal Risk Factors: The market price of micro-cap shares typically exhibit much greater volatility (risk) than large-company shares. In addition, the Fund is focused on a smaller number of companies, which will also likely add to Fund volatility. Therefore, shareholders of this Fund are exposed to higher risk and could lose money.

Micro-cap companies may:

•                  have limited resources for expanding or surviving in a newly competitive environment,

•                  lack depth of management,

•                  have a limited product line, and

•                  be more sensitive to economic downturns than companies with large capitalizations.

The Fund is also subject to the risk that micro-cap company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last six years or more.

For current shareholders, the Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate very high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) to a portfolio consisting primarily of large stocks. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of micro-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/06 through 9/30/06 was -5.56%.

Best Quarter: Q2 99, 35.74%          Worst Quarter: Q3 02, -20.71%

Average Annual Total % Returns as of 12/31/05

			Since Inception
Fund / Index	1 Year	5 Years	(6/30/98)
Bridgeway Micro-Cap Limited Fund
Return Before Taxes	22.55%	19.45%	20.88%
Return After Taxes on Distributions(1)	20.16%	16.82%	18.59%
Return After Taxes on Distributions and Sale of Fund Shares(1)	17.93%	16.05%	17.69%
CRSP Cap-based Portfolio 9 Index(2) (reflects no deductions for fees, expenses or taxes)	2.00%	16.18%	11.30%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The CRSP Cap-Based Portfolio 9 Index is an unmanaged index of roughly 650 micro-cap companies compiled by the Center for Research in Security Prices, with dividends reinvested. It is not possible to invest directly in an index or average.

Past performance (before and after taxes) does not guarantee future results.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Micro-Cap Limited Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses(1) (expenses deducted from Fund assets)
Management Fees (see page 63 for more details)	1.37%
Distribution (12b-1) [and / or Service] Fees(2)	0.00%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	1.60%
Fee Waiver(3)	0.00%
Net Expenses	1.60%

(1) All figures in this table are expressed as a percentage of average annual net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 1.85%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Micro-Cap Limited Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$163	$505	$871	$1,900

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Micro Cap Limited Fund

	For the Year Ended June 30,
	2006	2005	2004	2003	2002

Per Share Data
Net asset value, beginning of year	$11.09	$10.75	$9.36	$10.19	$9.92
Income from investment operations:
Net investment loss^	(0.13)	(0.13)	(0.17)	(0.11)	(0.12)
Net realized and unrealized gain	1.81	2.45	2.49	0.01	0.87
Total from investment operations	1.68	2.32	2.32	(0.10)	0.75
Less distributions to shareholders:
Net realized gain	(1.67)	(1.98)	(0.93)	(0.73)	(0.48)
Total distributions	(1.67)	(1.98)	(0.93)	(0.73)	(0.48)
Net asset value, end of year	$11.10	$11.09	$10.75	$9.36	$10.19

Total Return	14.72%	22.94%	24.30%	0.93% +	8.09% +
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$80,711	$66,637	$57,750	$56,422	$57,885
Ratios to average net assets:
Expenses after waivers and reimbursements	1.60%	1.75%	1.79%	1.90%	1.90%
Expenses before waivers and reimbursements	1.60%	1.75%	1.79%	2.13%	1.94%
Net investment loss after waivers and reimbursements	(1.05)%	(1.27)%	(1.50)%	(1.35)%	(1.22)%
Portfolio turnover rate	125.4%	87.1%	98.2%	99.1%	124.0%

+ Total return would have been lower had various fees not been waived during the year.

^ Per share amounts calculated based on the average daily shares outstanding during the year.

Small-Cap Growth Fund

BRSGX

Investment Objective: The Small-Cap Growth Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Bridgeway Funds defines “small stocks” as those companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of September 30, 2006, each of the stocks in this group had a market capitalization of less than $4.81 billion. The median company size in the Bridgeway small-cap universe was $530.94 million. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Adviser selects stocks within the small-cap growth category for the Fund according to proprietary quantitative models. The Adviser normally invests at least 80% of Fund net assets in stocks from among those in the small-cap growth category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.

While the Fund is actively managed for long-term return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Principal Risk Factors: Shareholders of the Small-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more. Since small-cap value stocks as a group have had unusually strong performance over the last six to seven years, the Adviser feels this risk of Fund underperformance versus the broader market is stronger than usual.

Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is also subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn.

If too many small companies in the Fund outgrow the Fund’s small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

Who Should Invest: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of small-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/06 through 9/30/06 was -0.22%.

Best Quarter: Q4 04, 16.46%                                    Worst Quarter: Q3 04, -9.23%

Average Annual Total % Returns as of 12/31/05

		Since Inception
Fund / Index	1 Year	(10/31/03)
Bridgeway Small-Cap Growth Fund
Return Before Taxes	18.24%	15.05%
Return After Taxes on Distributions(1)	18.24%	15.05%
Return After Taxes on Distributions and Sale of Fund Shares(1)	11.85%	12.94%
Russell 2000 Growth Index(2) (reflects no deductions for fees, expenses or taxes)	4.15%	10.22%
Lipper Small-Cap Growth Index(3) (reflects no deductions for fees, expenses or taxes)	5.34%	8.77%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The Russell 2000 Growth Index is an unmanaged index which consists of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

(3) The Lipper Small-Cap Growth Index is an index of small-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

Past performance (before and after taxes) does not guarantee future results.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Small-Cap Growth Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses(1) (expenses deducted from Fund assets)
Management Fees (see page 63 for more details)	0.61%
Distribution (12b-1) [and/or Service] Fees(2)	0.00%
Other Expenses	0.20%
Total Operating Expenses	0.81%
Fee Waiver(3)	0.00%
Net Expenses	0.81%

(1) All figures in this table are expressed as a percentage of average annual net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Small-Cap Growth Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$83	$259	$450	$1,002

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other periods shown below was audited by the Fund’s previous auditors.

Small Cap Growth Fund

Class N***

	Year Ended		For the Period
	June 30,		October 31,2003 to
	2006	2005	June 30,2004**
Per Share Data
Net asset value, beginning of period	$12.08	$10.84	$10.00
Income (loss) from investment operations:
Net investment loss^	(0.03)	(0.07)	(0.05)
Net realized and unrealized gain	2.70	1.31	0.89
Total from investment operations	2.67	1.24	0.84
Net asset value, end of period	$14.75	$12.08	$10.84

Total Return	22.10%	11.44%+	8.40	%+
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$275,278	$55,704	$37,968
Ratios to average net assets:
Expenses after waivers and reimbursements	0.81%	0.94%	0.94	%*
Expenses before waivers and reimbursements	0.81%	1.08%	1.25	%*
Net investment loss after waivers and reimbursements	(0.19)%	(0.68)%	(0.74	)%*
Portfolio turnover rate	41.2%	51.3%	16.6%

* Annualized

** Commenced operations on October 31, 2003.

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

Small-Cap Value Fund
BRSVX

Investment Objective: The Small-Cap Value Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of small stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines “small stocks” as those companies smaller than the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of September 30, 2006, each of the stocks in this group had a market capitalization of less than $4.81 billion. The median company size in the Bridgeway small-cap universe was $530.94 million. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. The Adviser selects stocks within the small-cap value category for the Fund according to proprietary quantitative models. The Adviser normally invests at least 80% of Fund net assets in stocks from among those in the small-cap value category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.

While the Fund is actively managed for long-term total return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Principal Risk Factors: Shareholders of the Small-Cap Value Fund are exposed to above average stock market risk (volatility) and could lose money.

Small-cap stocks have historically exhibited more volatility than large-cap stocks. The Fund is subject to the risk that it will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more. Since small-cap value stocks as a group have had unusually strong performance over the last six to seven years, the Adviser feels this risk of Fund underperformance versus the broader market is stronger than usual.

Although value stocks have historically exhibited less volatility than growth companies over longer timeframes, this trend is not true in every shorter period. This might not be true in the future and is unlikely to offset the additional volatility associated with small-cap stocks in general.

If too many small companies in the Fund outgrow the Fund’s small-cap mandate or if the Fund experiences extensive redemptions, the Adviser might need to sell some companies, which could create capital gains. There can be no guarantee that the Fund may not someday distribute substantial capital gains, although the Adviser strongly intends to avoid them.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to small, value-oriented stocks in an actively-managed fund, while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of small-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/06 through 9/30/06 was 6.00%.

Best Quarter: Q4 04, 16.20%                               Worst Quarter: Q2 04, -1.51%

Average Annual Total % Returns as of 12/31/05

		Since Inception
Fund / Index	1 Year	(10/31/03)
Bridgeway Small-Cap Value Fund
Return Before Taxes	18.92%	18.06%
Return After Taxes on Distributions(1)	18.92%	18.06%
Return After Taxes on Distributions and Sale of Fund Shares(1)	12.30%	15.56%
Russell 2000 Value Index(2) (reflects no deductions for fees, expenses or taxes)	4.71%	15.92%
Lipper Small-Cap Value Index(3) (reflects no deductions for fees, expenses or taxes)	7.45%	16.90%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The Russell 2000 Value Index is an unmanaged index which consists of stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

(3) The Lipper Small-Cap Value Index is an index of small-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

Past performance (before and after taxes) does not guarantee future results.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Small-Cap Value Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses(1) (as a percentage of average net assets)
Management Fees (see page 63 for more details)	0.60%
Distribution (12b-1) [and/or Service] Fees(2)	0.00%
Other Expenses	0.17%
Total Operating Expenses	0.77%
Fee Waiver(3)	0.00%
Net Expenses	0.77%

(1) All figures in this table are expressed as a percentage of average annual net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Small-Cap Value Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$79	$246	$428	$954

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other periods shown below was audited by the Fund’s previous auditors.

Small Cap Value Fund
Class N***

	Year Ended		For the Period
	June 30,		October 31,2003 to
	2006	2005	June 30,2004**
Per Share Data
Net asset value, beginning of period	$12.78	$10.46	$10.00
Income from investment operations:
Net investment loss^	0.00	(0.02)	(0.03)
Net realized and unrealized gain	3.24	2.34	0.49
Total from investment operations	3.24	2.32	0.46
Net asset value, end of period	$16.02	$12.78	$10.46

Total Return	25.35%	22.18%+	4.60	%+
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$360,120	$68,545	$28,193
Ratios to average net assets:
Expenses after waivers and reimbursements	0.77%	0.94%	0.94	%*
Expenses before waivers and reimbursements	0.77%	1.07%	1.49	%*
Net investment loss after waivers and reimbursements	(0.03)%	(0.32)%	(0.42	)%*
Portfolio turnover rate	48.6%	57.0%	20.5%

* Annualized

** Commenced operations on October 31, 2003.

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

Large-Cap Growth Fund
BRLGX

Investment Objective: The Large-Cap Growth Fund (the “Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of September 30, 2006, each of the stocks in this group had a market capitalization greater than $4.81 billion. The median company size in the Bridgeway large-cap universe was $12.53 billion. Growth stocks are those the Adviser believes have above average prospects for economic growth. The Adviser selects stocks within the large-cap growth category for the Fund according to proprietary quantitative models. At least 80% of Fund net assets are invested in stocks from among those in the large-cap growth category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.

While the Fund is actively managed for long-term total return on capital, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price. A capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Principal Risk Factors: Shareholders of the Large-Cap Growth Fund are exposed to significant stock market risk (volatility) and could lose money.

Since growth stocks have historically exhibited more volatility than value stocks over longer time horizons, the Fund is subject to the risk that growth stocks will underperform other kinds of investments for a period of time, especially in a market downturn. Based on historical data, such periods of underperformance may last three to five years or more.

In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market segments.

Who Should Invest: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want to invest in large, growth-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/06 through 9/30/06 was 0.50%.
Best Quarter: Q4 04, 9.85%                Worst Quarter: Q3 04, -5.46%

Average Annual Total % Returns as of 12/31/05

Fund / Index	1 Year	Since Inception (10/31/03)
Bridgeway Large-Cap Growth Fund
Return Before Taxes	9.33%	9.07%
Return After Taxes on Distributions(1)	9.33%	9.07%
Return After Taxes on Distributions and Sale of Fund Shares(1)	6.06%	7.77%
Russell 1000 Growth Index(2) (reflects no deductions for fees, expenses or taxes)	5.26%	7.50%
Lipper Large-Cap Growth Index(3) (reflects no deductions for fees, expenses or taxes)	7.58%	8.77%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The Russell 1000 Growth Index is an unmanaged index which consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

(3) The Lipper Large-Cap Growth Index is an index of large-company, growth-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index.

Past performance (before and after taxes) does not guarantee future results.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Large-Cap Growth Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses(1) (expenses deducted from Fund assets)
Management Fees (see page 63 for more details)	0.51%
Distribution (12b-1) [and/or Service] Fees(2)	0.00%
Other Expenses	0.31%
Total Operating Expenses	0.82%
Fee Waiver(3)	0.00%
Net Expenses	0.82%

(1) All figures in this table are expressed as a percentage of average annual net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.84%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Large-Cap Growth Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$84	$262	$455	$1,014

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financialstatements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other periods shown below was audited by the Fund’s previous auditors.

Large Cap Growth Fund
Class N***

	Year Ended		For the Period
	June 30,		October 31, 2003 to
	2006	2005	June 30, 2004**
Per Share Data
Net asset value, beginning of period	$11.00	$10.63	$10.00
Income from investment operations:
Net investment income (loss)^	0.04	0.00	(0.01)
Net realized and unrealized gain	1.07	0.37	0.64
Total from investment operations	1.11	0.37	0.63
Net asset value, end of period	$12.11	$11.00	$10.63

Total Return	10.09%	3.48%+	6.30	%+
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$103,861	$42,988	$39,532
Ratios to average net assets:
Expenses after waivers and reimbursements	0.82%	0.84%	0.84	%*
Expenses before waivers and reimbursements	0.82%	1.03%	1.13	%*
Net investment loss after waivers and reimbursements	0.31%	(0.04)%	(0.09	)%*
Portfolio turnover rate	26.1%	20.2%	6.7%

* Annualized

** Commenced operations on October 31, 2003.

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

Large-Cap Value Fund
BRLVX

Investment Objective: The Large-Cap Value Fund (“Fund”) seeks to provide long-term total return on capital, primarily through capital appreciation and some income. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund invests in a diversified portfolio of large stocks that are listed on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. Bridgeway Funds defines “large stocks” as the largest 500 U.S. companies as measured by market capitalization (stock market worth). As of September 30, 2006, each of the stocks in this group had a market capitalization greater than $4.81 billion. The median company size in the Bridgeway large-cap universe was $12.53 billion. Value stocks are those the Adviser believes are priced cheaply relative to some financial measures of worth, such as the ratio of price to earnings, price to sales, or price to cash flow. The Adviser selects stocks within the large-cap value category for the Fund according to proprietary quantitative models. At least 80% of the Fund’s net assets are invested in stocks from among those in the large-cap value category at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.

While the Fund is actively managed for long-term total return, the Adviser seeks to minimize capital gains distributions as part of a tax management strategy. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. (A capital gain occurs when the Fund sells a stock at a higher price than the purchase price; a capital loss occurs when the Fund sells a stock at a lower price than the purchase price.) The successful application of this method is intended to result in a more tax-efficient fund than would otherwise be the case.

Excluding turnover related to tax management, the Fund should normally have lower turnover and be more stable in composition than some of Bridgeway Funds’ most actively managed equity funds (Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Ultra-Small Company Fund). The Fund’s long-term investment outlook and its focus on lower turnover and lower operating and trading expenses may impact the speed and frequency in which investment ideas are acted upon compared to the most actively managed Bridgeway Funds.

The income objective of the Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund stocks. However, not all Fund stocks pay dividends.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Principal Risk Factors: Shareholders of the Large-Cap Value Fund are exposed to significant stock market risk (volatility) and could lose money.

While large-cap value stocks have historically exhibited less volatility than small stocks over longer time horizons, the Fund is subject to the risk that large-cap value stocks will underperform other kinds of investments for a period of time.This risk is true of any market segment. Based on historical data, such periods of underperformance may last three to five years or more.

In addition, large-cap stocks have tended to recover more slowly than small-cap stocks from a market downturn. Consequently, the Fund may expose shareholders to higher inflation risk (the risk that the Fund’s value will not keep up with inflation) than some other stock market segments.

Who Should Invest: The Adviser believes that the Fund is more appropriate as a long-term investment (at least 5 years, but ideally 10 years or more) for investors who want exposure to large, value-oriented stocks in an actively-managed fund while incurring low costs and minimizing taxable capital gains income. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns for various periods compare with those of stock market indexes of large-cap companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/06 through 9/30/06 was 10.18%.
Best Quarter: Q4 04, 11.11%              Worst Quarter: Q2 04, -1.77%

Average Annual Total % Returns as of 12/31/05

		Since Inception
Fund / Index	1 Year	(10/31/03)
Bridgeway Large-Cap Value Fund
Return Before Taxes	11.62%	16.04%
Return After Taxes on Distributions(1)	11.21%	15.69%
Return After Taxes on Distributions and Sale of Fund Shares(1)	7.56%	13.60%
Russell 1000 Value Index(2)(reflects no deductions for fees, expenses or taxes)	7.05%	14.54%
Lipper Large-Cap Value Index(3)(reflects no deductions for fees, expenses or taxes)	6.26%	12.01%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The Russell 1000 Value Index is an unmanaged index which consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index or average.

(3) The Lipper Large-Cap Value Index is an index of large-company, value-oriented funds compiled by Lipper, Inc. It is not possible to invest directly in an index or average.

Past performance (before and after taxes) does not guarantee future results.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Large-Cap Value Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses(1) (expenses deducted from Fund assets)
Management Fees (see page 63 for more details)	0.51%
Distribution (12b-1) [and/or Service] Fees(2)	0.00%
Other Expenses	0.35%
Total Operating Expenses	0.86%
Fee Waiver(3)	(0.02)%
Net Expenses	0.84%

(1) All figures in this table are expressed as a percentage of average annual net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.84%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Large-Cap Value Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$86	$268	$466	$1,037

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other periods shown below was audited by the Fund’s previous auditors.

Large Cap Value Fund
Class N***

	Year Ended		For the Period
	June 30,		October 31, 2003 to
	2006	2005	June 30, 2004**
Per Share Data
Net asset value, beginning of period	$12.70	$11.11	$10.00
Income from investment operations:
Net investment income^	0.17	0.14	0.03
Net realized and unrealized gain	1.69	1.55	1.08
Total from investment operations	1.86	1.69	1.11
Less distributions to shareholders:
Net investment income	(0.15)	(0.10)	0.00
Total distributions	(0.15)	(0.10)	0.00
Net asset value, end of period	$14.41	$12.70	$11.11

Total Return+	14.69%	15.22%	11.10%
Ratios & Supplemental Data
Net assets, end of period (‘000’s)	$87,718	$27,476	$20,598
Ratios to average net assets:
Expenses after waivers and reimbursements	0.84%	0.84%	0.84	%*
Expenses before waivers and reimbursements	0.86%	1.10%	1.52	%*
Net investment income after waivers and reimbursements	1.18%	1.24%	0.86	%*
Portfolio turnover rate	23.1%	30.0%	11.3%

* Annualized

** Commenced operations on October 31, 2003.

*** Effective June 27, 2005, Class R shares of the Fund converted into Class N shares.

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

Blue Chip 35 Index Fund
BRLIX

Investment Objective: The Blue Chip 35 Index Fund (the “Fund”) seeks to provide a long-term total return on capital, primarily through capital appreciation, but also some income. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund seeks to achieve this objective by approximating the total return of the Bridgeway Ultra-Large 35 Index (the “Index”), a proprietary Index composed by the Adviser, while minimizing the distribution of capital gains and minimizing costs. Bridgeway Funds defines “ultra-large” as the largest 150 U.S. companies as defined by market capitalization, more commonly known as “blue chip.” The Adviser normally invests at least 80% of Fund net assets (plus borrowings for investment purposes) in blue chip company stocks included within the Index. As of September 30, 2006, more than 99% of the Fund’s net assets were invested this way. The Fund invests in the stocks that comprise the Index and seeks to approximately match the Index composition and weighting. Similar to other index funds, the actual return of this Fund will likely underperform the Bridgeway Ultra-Large 35 Index over the long term by an amount similar to the Fund expenses and transaction costs. The Adviser intends to minimize this difference or “tracking error” by carefully managing costs, reimbursing expenses over 0.15% annually, keeping Fund turnover and transaction expenses low, strongly discouraging market timers and short-term traders from investing in the Fund, and potentially imposing a redemption fee in a market downturn. The income objective of this Fund, which is a secondary objective, is achieved almost exclusively from dividends paid by Fund companies. However, not all of the companies in the Index pay dividends.

The Fund will notify shareholders at least 60 days prior to any change in its policy of investing at least 80% of its assets in the types of securities described above.

Index Composition: The long-term objective of this roughly equally weighted Index is to hold 35 “blue-chip” companies, excluding any tobacco companies and ensuring reasonable industry diversification. At times, however, the Index may hold more or fewer stocks as a result of corporate actions such as spin-offs or mergers and acquisitions. In order to achieve the balance of a “roughly equally weighted” index, more weight is periodically given to the stocks with the greatest decline in price. This contrasts with most other “market-cap weighted” indexes, which give more weight to the stocks that have appreciated the most in price. Thus, the Bridgeway Ultra-Large 35 Index is a more “contrarian” or “value-oriented” index structure. Other “market-cap weighted” indexes have characteristics more similar to a “momentum” structure, that is, the more an individual company in the index goes up in price, the higher the weighting assigned to that stock in the index.

TRANSLATION

What Are the “Active” Blue Chip Companies in the Index as of September 30, 2006?

3M Co

American International Group Inc

Applied Materials Inc

AT&T Inc

Bank of America Corp

Berkshire Hathaway Inc

Chevron Corp

Cisco Systems Inc

Citigroup Inc

Coca-Cola Co/The

ConocoPhillips

Dell Inc

Eli Lilly & Co

Exxon Mobil Corp

Genentech Inc

General Electric Co

Google Inc

Home Depot Inc

Intel Corp

International Business Machines Corp

Johnson & Johnson

JPMorgan Chase & Co

Merck & Co Inc

Microsoft Corp

Oracle Corp

PepsiCo Inc

Pfizer Inc

Procter & Gamble Co

Texas Instruments Inc

Time Warner Inc

United Parcel Service Inc

United Technologies Corp

Verizon Communications Inc

Wachovia Corp

Wal-Mart Stores Inc

Wells Fargo & Co

At the time of Index rebalancing in July 2006, the Index included many of the largest U.S. companies, excluding tobacco companies. These companies are huge, “blue-chip,” well-known names. As of September 30, 2006, Index companies ranged from $27 billion to $399 billion in market capitalization (market size). The Bridgeway Ultra-Large 35 Index is constructed with taxable accounts in mind. The Index’s company composition is rebalanced approximately every two or three years rather than annually. This strategy keeps Index turnover lower than a majority of other indexes. The Index is compiled by the Adviser and reviewed by an independent third party.

Principal Risk Factors: Shareholders of this Fund are exposed to significant stock market related risk (volatility) and could lose money.

While large companies tend to exhibit less price volatility than small stocks, historically they have not recovered as fast from a market decline. Consequently, this Fund may expose shareholders to higher inflation risk (the risk that the Fund value will not keep up with inflation) than some other stock market investments.

The Fund is also subject to the risk that blue chip company stocks will underperform other kinds of investments for a period of time. This risk is true of any market segment. Based on historical data, such periods of underperformance may last five years or more.

Who Should Invest: The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who want to invest in large U.S. companies, incurring low costs, and minimizing their own taxable capital gains income. Due to the low-cost nature of the Fund, it may also be appropriate for long-term investors in tax-deferred accounts, such as IRAs. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of large companies. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/06 through 9/30/06 was 9.04%.
Best Quarter: Q4 98, +25.33%            Worst Quarter: Q3 02, -15.35%

Average Annual Total % Returns as of 12/31/05

			Since Inception
Fund / Index	1 Year	5 Years	(7/31/97)
Bridgeway Blue Chip 35 Index Fund
Return Before Taxes	0.05%	0.15%	5.35%
Return After Taxes on Distributions(1)	(0.45)%	(0.34)%	4.92%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.04%	(0.17)%	4.39%
S&P 500 Index(2) (reflects no deductions for fees, expenses or taxes)	4.91%	0.54%	4.83%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested. It is not possible to invest directly in an index or average.

Past performance (before and after taxes) does not guarantee future results.

Fees and Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Blue Chip 35 Index Fund Fee Table(1)

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees(2)	0.00% - 1.00%
Exchange Fees	None

Annual Operating Expenses (expenses deducted from Fund assets)
Management Fees	0.08%
Distribution (12b-1) [and / or service] Fees(3)	0.00%
Other Expenses	0.39%
Total Annual Fund Operating Expenses	0.47%
Fee Waiver(4)	(0.32)%
Net Expenses	0.15%

(1) All figures in this table are expressed as a percentage of average annual net assets.

(2) There were no redemption fees charged in the most recent fiscal year; however, a 1% redemption fee may be charged for redemptions as determined by the Board in a down market. (See page 55 for details).

(3) The Adviser pays all distribution (12b-1) fees.

(4) The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.15%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Blue Chip 35 Index Fund Expense Example(1)

	1 Year	3 Years	5 Years	10 Years
Expenses	$15	$48	$85	$192

(1) This fee is based on last year’s expenses. However, if a shareholder redeemed in a down market when the Board of Directors voted to impose the redemption fee, the expenses would be $120, $163, $212, and $353.

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Blue-Chip 35 Index Fund

	For the Year Ended June 30,
	2006	2005	2004	2003	2002
Per Share Data
Net asset value, beginning of year	$6.86	$7.02	$6.14	$5.93	$7.23
Income from investment operations:
Net investment income^	0.14	0.14	0.10	0.09	0.09
Net realized and unrealized gain (loss)	0.32	(0.18)	0.83	0.21	(1.31)
Total from investment operations	0.46	(0.04)	0.93	0.30	(1.22)
Less distributions to shareholders:
Net investment income	(0.11)	(0.12)	(0.05)	(0.09)	(0.08)
Total distributions	(0.11)	(0.12)	(0.05)	(0.09)	(0.08)
Net asset value, end of year	$7.21	$6.86	$7.02	$6.14	$5.93

Total Return+	6.64%	(0.59)%	15.20%	5.13%	(17.01)%
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$42,471	$34,612	$35,960	$7,763	$5,532
Ratios to average net assets:
Expenses after waivers and reimbursements	0.15%	0.15%	0.15%	0.15%	0.15%
Expenses before waivers and reimbursements	0.47%	0.56%	0.58%	1.07%	0.93%
Net investment income after waivers and reimbursements	1.90%	2.07%	1.64%	1.65%	1.35%
Portfolio turnover rate	41.1%	20.3%	5.3%	24.9%	40.8%

+ Total return would have been lower had various fees not been waived during the year.

^ Per share amounts calculated based on the average daily shares outstanding during the year.

Blue Chip 35 Index Fund Redemption Fee: This Fund is best suited for investors who intend to be long-term shareholders. Shareholders who redeem frequently or in the height of a market downturn increase costs for remaining shareholders. Consequently, the Bridgeway Funds Board of Directors reserves the right to impose a 1% redemption fee any time the S&P 500, a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested, has declined more than 5% cumulatively over the previous five trading days. For example, if the S&P 500 Index were down more than 5% from the market close Tuesday through the market close on the following Monday, the Board may impose the redemption fee for shareholders who receive the following Tuesday’s net asset value. Implementation of the fee will be communicated to shareholders both on Bridgeway Funds’ website, www.bridgeway.com, and the outgoing message of its phone system (800-661-3550). The Adviser will typically make at least one attempt to contact shareholders who send their redemptions in writing to inform them of the fee and to give them the option of rescinding the redemption. Redemption fees accrue to the Fund itself, not to the Adviser. Redemption fees will not be charged to investors holding shares in certain omnibus or other institutional accounts or savings plans or on transactions redeemed in kind.

Balanced Fund
BRBPX

TRANSLATION

What is “short-term risk?”

As it applies to the investment objective, short-term risk is both “market risk” (or “beta”) and “downside risk.” A fund beta of 40% means that when the stock market declines, for example, 10%, one would expect an average corresponding decrease of 4% in the Fund. “Downside risk” is independent of the timing of stock market moves. A “downside risk” of 40% means that the total of all negative monthly fund returns would be four-tenths the magnitude of all negative monthly stock market returns, although the timing of these declines could vary. For purposes of risk measurement, the S&P 500 Index with dividends reinvested serves as a proxy for the stock market.

Investment Objective: The Balanced Fund (the “Fund”) seeks to provide a high current return with short-term risk less than or equal to 40% of the stock market. The Fund’s investment objective may be changed by the Board of Directors without shareholder approval.

Principal Investment Strategy: The Fund uses two main strategies. The first is option writing, a strategy in which one sells covered calls or secured put options. Up to 75% of Fund assets may be invested in common stocks and options. The Adviser may write covered calls and/or secured puts. Both of these strategies are used to accomplish the same objective. At all times, at least 25% of the Fund’s assets will be invested in equities. In most market environments, covered calls and secured puts afford the investor some “cushion” against a stock market decline but more limited appreciation potential in a stock market rise. The Fund may invest in common stocks and write options on any size companies on which options are traded on a national securities exchange. The Adviser selects stocks for the Fund according to proprietary quantitative models that span various investment styles including both “growth” and “value.” Growth stocks have faster increasing sales and earnings. Value stocks are those priced cheaply relative to some financial measures of worth. The Adviser may also select stocks and options according to a more passive strategy, including investing in stock market index futures and options. The Fund will write options in the amounts the Adviser believes is appropriate in achieving its investment objective. The Balanced Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. These instruments can be used to hedge away cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions. Options and futures can be volatile investments and may not perform as expected.

TRANSLATION

What are “covered calls” and “secured puts?”

Relative to owning stocks, covered calls or secured puts generally have significantly more limited upside and somewhat more limited downside exposure to stock market movements. A call is a contract to purchase a set number of shares of a stock on a certain future date at a specified price. The Fund will sell a call only on a stock that the Fund owns or against a longer term call with a lower strike price. This is called a “covered” call. A put is a contract to sell a set number of shares of a stock (called the “underlying stock”) on a certain future date at a specified price. A “secured put” indicates that the Fund owns cash or cash equivalents equal to the value of the underlying stock; holding this cash is a way of limiting the risk and the magnification of risk inherent in options.

The second main strategy is fixed-income investments. The Adviser normally invests at least 25% of the Fund’s total assets in fixed-income securities: U.S. government obligations, mortgage and asset-backed securities, corporate bonds, collateralized mortgage obligations (CMOs), and/or other fixed-income instruments. The proportions and durations held in the various fixed-income securities may be revised in light of the Adviser’s appraisal of the relativeyields of securities in the various market sectors, the investment prospects for issuers, and other considerations. In addition, the Fund’s strategy with respect to credit rating may vary over time. In selecting fixed-income securities, the Adviser may consider many factors, including yield to maturity, quality, liquidity, current yield, and capital appreciation potential. The Adviser anticipates that fixed income investments will largely be limited to U. S. government securities and high quality corporate debt.

To summarize, selling covered call and secured put options reduces the Fund’s volatility and provides some cash flow, which is the Fund’s primary source of return. The combination of stock and fixed-income investments and the steady cash flow from the sale of call and put options is designed to provide the Fund with more stable returns over a wide range of fixed-income and equity market environments.

TRANSLATION

How does this Fund compare to most bond funds and other balanced funds?

Historically, two types of mutual funds have had volatility comparable to that targeted by this Fund - bond funds and balanced funds (those blending stocks, bonds, and cash). With a minority of its assets in intermediate- and long-term bonds, this Fund should be significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor strongly present in most bond funds. The Fund’s option writing strategy, on the other hand, limits the volatility inherent in the stock investments of most balanced funds. The Adviser seeks to keep a higher portion of the returns historically associated with stocks over longer periods with a level of short-term risk more commonly associated with bond funds. Thus, the Fund seeks to provide an efficient trade-off between short-term risk and return.

Principal Risk Factors: The Fund’s stock holdings are subject to market risk, the risk of a stock market decline. Stock prices may decline over short or even extended periods of time. The protective qualities inherent in option writing are partial. In addition, the Adviser may not always write options on the full number of shares of stock it owns, thus exposing the Fund to the full market risk of these shares.

Another important risk is that the individual stocks in the Fund may not perform as well as expected.

The Fund invests in companies of any size for which exchange-traded options are available. Small companies are more vulnerable to financial and other risks than large companies.

The Fund’s fixed-income holdings are subject to three types of risk. Interest rate risk is the chance that bond prices overall will decline as interest rates rise. Credit risk is the chance a bond issuer will fail to pay interest and principal. Prepayment risk is the chance a mortgage-backed bond issuer will repay a higher-yielding bond, resulting in a lower-paying yield.

In addition, U.S. government obligations vary in the level of support they receive from the U.S. government. They may be: (i) supported by the full faith and credit of the U.S. Treasury; (ii) supported by the right of the issuer to borrow from the U.S. Treasury; (iii) supported by the discretionary authority of the U.S. government to purchase the issuer’s obligations; or (iv) supported only by the credit of the issuer.

The Fund’s use of futures to manage risk or hedge market volatility are subject to certain additional risks. Futures may not always be successful hedges, their prices can be highly volatile and they may not always successfully manage risk.Using futures could lower the Fund’s total return, and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts.

A covered call position will result in a loss on its expiration date if the underlying stock price has fallen since the purchase by an amount greater than the price for which the option was sold. Thus, the Fund’s option strategies may not fullyprotect it against declines in the value of its stocks. In addition, the option writing strategy limits the upside profit potential normally associated with stocks. Options are also inherently more complex, requiring a higher level of training forthe Fund manager and support personnel.

In summary, the Fund could experience a loss in the stock, option, and fixed-income portions of its holdings at the same time. Thus, the value of your investment in the Fund may go up or down, which means that you could lose money.

Who Should Invest: The Adviser believes that this Fund is appropriate as a mid to long-term investment (at least three years or more) for conservative investors who are willing to accept some stock market risk. It may also be appropriateas a diversifier to a long-term portfolio comprised of stocks, bonds, and other investments. It is not an appropriate investment for short-term investors or those who would panic during a major market or Fund correction.

Performance: The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows how the Fund’s performance has varied on a calendar year basis. The table shows how the Fund’s average annual returns for various periods compare with those of a stock market index of large companies as well as a relevant bond index. This information is based on past performance. Past performance (before and after taxes) does not guarantee future results.

Year by Year % Returns as of 12/31 of Each Year

Return from 1/1/06 through 9/30/06 was 4.44%.
Best Quarter: Q2 03, +8.30%              Worst Quarter: Q3 02, -5.58%

Average Annual Total % Returns as of 12/31/05

		Since Inception
Fund / Index	1 Year	(6/30/01)
Bridgeway Balanced Fund
Return Before Taxes	6.96%	5.61%
Return After Taxes on Distributions(1)	6.43%	5.22%
Return After Taxes on Distributions and Sale of Fund Shares(1)	4.65%	4.60%
Bloomberg/EFFAS Bond Index(2) (reflects no deductions for fees, expenses or taxes)	1.58%	3.22%
S&P 500 Index(3) (reflects no deductions for fees, expenses or taxes)	4.91%	2.16%
Balanced Benchmark(4) (reflects no deductions for fees, expenses or taxes)	2.85%	2.80%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

(2) The Bloomberg/EFFAS Index is a transparent benchmark for the total return of the one- to three-year U.S. Government bond market.

(3) The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 common stocks with dividends reinvested.

(4) Balanced Benchmark is a combined index, computed by the Adviser, of which 40% reflects the S&P 500 Index (an unmanaged index of large companies with dividends reinvested) and 60% the Bloomberg/ EFFAS U.S. Government one- to three-year Total Return Bond Index.

Past performance does not guarantee future results.

Fees And Expenses of the Fund: The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Balanced Fund Fee Table

Shareholder Fees (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Operating Expenses(1) (expenses deducted from Fund assets)
Management Fees	0.60%
Distribution (12b-1) [and / or Service] Fees(2)	0.00%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.94%
Fee Waiver(3)	0.00%
Net Expenses	0.94%

(1) All figures in this table are expressed as a percentage of average annual net assets.

(2) The Adviser pays all distribution (12b-1) fees.

(3) The Adviser is contractually obligated by the Management Agreement to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.94%. Any material change to this Fund policy would require a vote by shareholders.

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be approximately:

Balanced Fund Expense Example

	1 Year	3 Years	5 Years	10 Years
Expenses	$96	$300	$520	$1,155

Financial Highlights: The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended June 30, 2006 and 2005 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financialstatements, is included in the annual report, which is available from Bridgeway Funds upon request. Information for other years shown below was audited by the Fund’s previous auditors.

Balanced Fund

	For the Year Ended June 30,
	2006	2005	2004	2003	2002
Per Share Data
Net asset value, beginning of year	$11.92	$11.30	$10.05	$9.87	$10.00
Income from investment operations:
Net investment income^	0.22	0.14	0.06	0.10	0.04
Net realized and unrealized gain (loss)	0.73	0.66	1.24	0.15	(0.12)
Total from investment operations	0.95	0.80	1.30	0.25	(0.08)
Less distributions to shareholders:
Net investment income	(0.11)	(0.08)	(0.05)	(0.06)	(0.05)
Net realized gain	(0.11)	(0.10)	0.00	(0.01)	0.00
Total distributions	(0.22)	(0.18)	(0.05)	(0.07)	(0.05)
Net asset value, end of year	$12.65	$11.92	$11.30	$10.05	$9.87

Total Return+	8.01%	7.15%+	12.94%+	2.57%+	(0.80)%+
Ratios & Supplemental Data
Net assets, end of year (‘000’s)	$85,340	$42,264	$23,212	$8,344	$4,960
Ratios to average net assets:
Expenses after waivers and reimbursements	0.94%	0.94%	0.94%	0.94%	0.94%
Expenses before waivers and reimbursements	0.94%	1.19%	1.51%	1.66%	2.07%
Net investment income after waivers and reimbursements	1.81%	1.20%	0.60%	1.06%	0.49%
Portfolio turnover rate	51.3%	125.5%	123.7%	98.2%	112.5%

+ Total return would have been lower had various fees not been waived during the period.

^ Per share amounts calculated based on the average daily shares outstanding during the period.

Management of the Funds

The Board of Directors of Bridgeway Funds, Inc. (“Bridgeway Funds” or “Funds”) oversees the Funds’ management, decides on matters of general policy and reviews the activities of the Funds’ Adviser. Bridgeway Capital Management, Inc.of 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, acts as the investment adviser (the “Adviser”) to the Funds pursuant to Management Agreements approved by the Board of Directors. A discussion regarding the basis for the Boardof Directors approving the Management Agreement for each Fund is available in the Funds’ annual report to shareholders for the fiscal year ended June 30, 2006.

The Adviser is a Texas corporation that was organized in 1993. John Montgomery is Vice President of Bridgeway Funds, Inc. and President of Bridgeway Capital Management, Inc. Michael Mulcahy is President of Bridgeway Funds, Inc. Richard P. Cancelmo, Jr. (“Dick”) is Vice President of Bridgeway Funds, Inc. The Adviser has managed the affairs of Bridgeway Funds since inception of the first Fund offerings. The Adviser’s investment management team selects the securities of all eleven Funds through proprietary models developed by the Adviser. The investment management team, led by John Montgomery, is comprised of ten investment professionals includingthe trading team. John Montgomery is the designated portfolio manager on ten of the Funds, and Dick Cancelmo is the designated portfolio manager of Balanced Fund.

The Adviser is responsible for the investment and reinvestment of Bridgeway Funds’ assets and provides personnel and administrative services for operation of the Funds’ daily business affairs. It formulates and implements a continuous investment program for each Fund consistent with its investment objectives, policies and restrictions. For the fiscal year ended June 30, 2006, the Adviser received the following investment advisory fee rates, after taking into account any applicable advisory fee waivers:

Management Fee for the fiscal year ended June 30, 2006(1)

	Total	Performance-based
Portfolio	Management Fee	Management Fee Range(2)
Aggressive Investors 1 Fund	1.39%	0.20 to 1.60%
Aggressive Investors 2 Fund	0.96%	0.60 to 1.20%
Ultra-Small Company Fund	0.90%	NA
Ultra-Small Company Market Fund	0.50%	NA
Micro-Cap Limited Fund	1.37%	0.20 to 1.60%
Small-Cap Growth Fund	0.61%	0.55 to 0.65%
Small-Cap Value Fund	0.60%	0.55 to 0.65%
Large-Cap Growth Fund	0.51%	0.45 to 0.55%
Large-Cap Value Fund	0.51%	0.45 to 0.55%
Blue Chip 35 Index Fund	0.08%	NA
Balanced Fund	0.60%	NA

TRANSLATION

Who Manages the Bridgeway Funds?

Bridgeway Capital Management is the Adviser for all eleven Bridgeway Funds. The Adviser is responsible for all investment decisions subject to the investment strategies, objectives and restrictions applicable to each Fund. Nine Funds areactively managed. The other two Funds are more passively managed, and seek to track two distinct indexes.

(1) All fees in this table are expressed as a percentage of net assets.

(2) Performance-based fee adjustments are calculated based on the Fund’s average daily net assets over the most recent five-year period ending on the last day of the quarter (or since inception if the Fund is not yet five years old).

Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small- Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund have management fees that are comprised of a base fee, which is applied to average annual net assets, and a performance fee adjustment, which depends on performance relative to a market index over the last 5 years (or since inception if the Fund is not yet five years old), and is applied to average net assets over this performance period.

As a result, management fees expressed as a percent of net assets in the Fund Fee tables and the table above are a function of both current and historic average net assets. Therefore, any projections of management fees cannot be

TRANSLATION

How Are the Actively Managed Funds Managed?

The Adviser uses multiple quantitative models to make investment decisions. For the actively managed Funds, these models were originally developed by the Adviser and are maintained by the Investment Management Team. Although the models are proprietary, some information may be shared for the investor’s understanding:

The Adviser uses multiple, multi-factor models to manage the Funds. The Adviser looks at stocks from a variety of different perspectives using different models seeking to “dampen” some of the volatility inherent in each model and style. A confluence of favorable factors results in a stock being included as a model “buy.”

The Adviser is extremely disciplined in following the models. The Adviser resists overriding the models with qualitative or subjective data. The Adviser relies heavily on statistics and the discipline of the process.

The Adviser does not talk to company management or Wall Street analysts for investment ideas. Examples of model inputs include timely, publicly available financial and technical data from objective sources, thus avoiding the emotions or biases of third parties.

The Adviser never times the market or incorporates macro-economic prognostication.

The Adviser seeks to avoid bad data. The Adviser seeks to “tip the scales” in the Funds’ favor by seeking to verify, where possible and within time constraints, the quality of data input to the models.

done with certainty since the impact of performance, redemptions and purchases on future assets is not known. The ranges above assume current assets equal average assets over the performance period. The Adviser seeks to protectshareholders from much higher than expected management fees that could result from this formula by contractually agreeing to expense limitations on these Funds.

The fee for Ultra-Small Company Fund and the base fee for Micro-Cap Limited Fund are calculated as follows: $0 to $27.5 million in net assets, the fee is 0.90%. From $27.5 million to $55.0 million, the fee is $495,000 subject to a maximum of 1.49%. From $55 million to $250 million, the fee is 0.90%. From $250 million in assets the fee decreases to 0.875%, and above $500 million itdecreases to 0.850%. Please see the Statement of Additional Information for more detail on the management fee calculations.

Who is the Investment Management Team?

All Funds Except for Balanced Fund

Investment decisions for each Fund except for Balanced Fund are made by an investment management team. The investment management team is composed of ten investment professionals on the Adviser’s staff including the trading team.The following individuals are jointly and primarily responsible for the day-to-day management of each Fund’s portfolio:

John Montgomery is the portfolio manager for all of the Bridgeway Funds except for Balanced Fund and has held that position since each Fund’s inception. Johnfounded the Adviser in 1993 and currently holds the title of President. In addition to the Funds, John manages separate accounts for high net worth individuals, endowments and other institutional investors.

Elena Khoziaeva, CFA, began working at the Adviser in 1998. Since 1999, her responsibilities have included investment management research and analysis as well as quantitative model maintenance and operation for the Adviser. Elena earned a Bachelor of Economic Sciences degree from Belarussian State Economic University in Minsk and graduated with highest honors from the University of Houston with an MBA in accounting.

Michael Whipple, CFA, began working at the Adviser in 2002. Since then, his responsibilities have included investment management research and analysis as well as quantitative model maintenance and operation for the Adviser. He holds a BS in Accountancy and Finance from Miami University in Ohio. A Certified Public Accountant and Certified Internal Auditor, Michael worked in auditing from 1996 to 2000 before attending the University of Chicago from 2000 to 2002, where he earned his MBA.

Balanced Fund

Richard P. Cancelmo, Jr. (“Dick”) has been the portfolio manager of Balanced Fund since its inception in 2001. Dick has been employed by the Adviser in research and trading since February 2000. He was employed by Cancelmo Capital Management, Inc., the investment adviser to West University Fund, prior to joining the Adviser.

Additional Information About Portfolio Managers

The Bridgeway Funds’ Statement of Additional Information provides information about the compensation of each portfolio manager and investment team member identified above, other accounts managed by them and their ownership of Fund shares.

Who is Bridgeway Capital Management?

Bridgeway Capital Management was incorporated in 1993. The advisory firm has a very lean cost structure, relying heavily on technology and a small but very talented and dedicated team of partners. The Adviser has an unusual corporateculture with a high-energy, positive, and cost-conscious atmosphere where all staff members are viewed as partners. Stressing process and results over titles and status, no partner, including the President, can make more than seven times the total compensation of the lowest paid partner. The firm ascribes to four business values: integrity, investment performance, cost efficiency and service.

Selective Disclosure of Portfolio Holdings

A description of the Bridgeway Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, Bridgeway Funds, Inc. and the Adviser have adopted a Code of Ethics that applies to the personal trading activities of their staff members. Both Bridgeway Funds and the Adviser are committed to a mission statement that places integrity above every other business value. Neither Bridgeway Funds nor the Adviser:

•                  takes part in directed brokerage arrangements,

•                  participates in any soft dollar arrangements,

•                  has a brokerage relationship with any affiliated organization, or

•                  invests in tobacco companies.

Shareholder Information

TRANSLATION

What’s the Big Deal About the Code of Ethics?

The Adviser takes ethical issues very seriously. Weare willing to walk away from certain revenue generating activities to avoid conflicts of interest between Bridgeway Funds and the Adviser. We seek to ensure that the interests of the Adviser are aligned with those of the shareholders.

Fund managers are encouraged to invest in shares of the Funds and are not allowed to purchase shares of equity securities that the Funds might also potentially own. Other staff, Officers, and Directors of Bridgeway Funds and the Adviser are also encouraged to own shares of the Funds and may only trade shares of equity securities within stringent guidelines contained in the Code of Ethics.

Copies of the Code of Ethics may be obtained from our web address www.bridgeway.com/MIethics.asp. Any shareholder or potential shareholder who feels that a policy, action, or investment of the Funds or the Adviser either does compromise or may compromise the highest standards of integrity is encouraged to contact Bridgeway Capital Management.

Net Asset Value (NAV)

The net asset value per share of each Fund is the value of the Fund’s investments plus other assets, less its liabilities,divided by the number of Fund shares outstanding. The value of the Fund’s securities is determined by the market value of these securities. Other than options, portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the principal exchange on which they are traded prior to the close of the New York Stock Exchange. Portfolio securities other than options that are traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: 1) Bid prices for long positions, ask prices for short positions on home exchanges, and 2) Bid prices for long positions, ask prices for short positions on other exchanges.

In determining the NAV, each Fund’s assets are valued primarily on the basis of market quotations as described above. However, the Board of Directors has adopted procedures for making “fair value” determinations if market quotations are not readily available. Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith or under the direction of the Board of Directors. Fair value pricing generally is used most often for pricing a fund’s foreign securities holdings that are traded on foreign securities exchanges. However, the Bridgeway Funds only invest in foreign securities that are traded on U.S. exchanges. Nonetheless, if there is a trading halt on a security or some other circumstance, the Adviser’s staff will use its best efforts to research the reasons for the absence of a closing price. The Adviser will contact the Board with pricing proposals as soon as possible if the value of the security is more than 1.5% of a Fund’s net asset value based on the most recent full day the security traded. Below this amount, a “fair value” price will be determined by a committee comprised of the Adviser’s investment management team and a member of the trading team. In the absence of further news, other information or resumption of trading, this price will be used until the next Board meeting. If there are multiple trading halts in one Fund, the Board will be contacted for fair value pricing if the total of all trading halts is more than 2% of net assets based on the most recent full day each individual security traded. If the value of the security based on the most recent full day the security traded is less than or equal to 1.5% of the total net asset value of the Fund and the market value of the holding based on the previous days’ closing price is less than $0.01 times the previous days Fund shares outstanding, any member or backup member of the committee may price the security. The valuation assigned to a fair valued security for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Because the Funds charge no sales loads, the price you pay for shares is the Fund’s NAV. The Funds are open for business every day the New York Stock Exchange (“NYSE”) is open. Every buy or sell order you place in the proper form will be processed at the next NAV calculated after your order has been received. The NAV is calculated for each Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Mutual fund marketplaces and members of the National Securities Clearing Corporation (“NSCC”) may have an earlier cut-off time for pricing a transaction. Foreign markets may be open on days when U.S. markets are closed; therefore, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. The NAV of each Fund, however, will only change when it is calculated at the NYSE daily close.

Rule 12b-1 and Shareholder Services Fees

On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Fund’s average daily assets for sales and distribution of Bridgeway Funds shares. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares. This plan has been re-approved each year by the Independent Directors.

On October 1, 2003, Bridgeway Funds’ shareholders approved modification of the 12b-1 Plan to permit selected Bridgeway Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholderswho purchase Fund shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund shares subject to this 12b-1 fee.

Policy Regarding Excessive or Short-Term Trading of Fund Shares

The Board of Directors of the Funds has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Funds.

The Funds are not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Funds and can raise their expenses. The Funds reserve the right to reject or restrict any specific purchase and exchange request with respect to market timers and reserves the right to determine, in their sole discretion, that an individual, group or entity is or has acted as a market timer. The Funds generallydefine short-term trading as purchase and redemption activity, including exchanges, that exceed two “round trips” per calendar year. The Funds may also take trading activity that occurs over longer periods into account if a Fund reasonably believes such activity is of an amount or frequency that may be harmfulto long-term shareholders or disruptive to portfolio management.

A Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Short-term and excessive trading of Fund shares may present various risks to the Funds, including:

•                  potential dilution in the value of Fund shares,

•                  interference with the efficient management of a Fund’s portfolio, and

•                  increased brokerage and other transaction costs.

Certain Funds such as Ultra-Small Company, Ultra-Small Company Market, Micro-Cap Limited, Aggressive Investors 1, Small-Cap Growth and Small-Cap Value Funds, may invest in equities that have low liquidity and therefore may be more susceptible to these risks. In addition, Funds such as Blue Chip 35 and Ultra-Small Company Market Funds are designed to track certain indices or markets and also may be exposed to greater risk due to short-term and excessive trading.

The Funds currently use several methods to reduce the risk of market timing. These methods include: (i) monitoring trade activity; and (ii) assessing a redemption fee for short-term trading for certain Funds as described earlier in this prospectus.

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the Funds by an investor is detected, the Adviser may prohibit that investor from future purchases in the Funds or limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their application. The Adviser seeks to make such determinations in a manner consistent with the interests of the Funds’ long-term shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Adviser may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. Depending on the amount of Fund shares held in such omnibus accounts (which may represent most of a Fund’s shares) short-term and/or excessive trading of Fund shares could adversely affect long-term shareholders in a Fund. It is important to note that shareholders who invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the Funds.

Purchasing Shares

You may purchase shares using one of the options described below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA Patriot Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Funds verify and record your identifying information. The minimum initial investment in any Fund is $2,000.

Directly From the Funds

Buying Shares. You can purchase shares directly from the Fund by either completing an application on line at www.bridgeway.com or by completing and submitting an application, which can be obtained on our website, or by calling 1-800-661-3550. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or cash equivalents (for example, money order, traveler’s check, starter check or credit card check.)

Checks. Checks must be made payable to “Bridgeway Funds.”

Automated Clearing House (“ACH”). You may purchase additional shares through an electronic transfer of money from a checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount.

Wires. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to the Funds. Your financial institution may charge a fee for this service.

From Fund Marketplaces

Shareholders may purchase and redeem Bridgeway Funds through most mutual fund marketplaces. Low-cost marketplaces offer shares of the Funds with no transaction fee, although they may charge a maintenance fee for accounts with low balances. Other marketplaces, brokers and members of the NSCC may charge transaction fees to cover operational costs. These fees vary and do change. A list of marketplaces where you can buy shares of the Fund can be found at www.bridgeway.com under “How to Buy Shares.” Many Bridgeway Funds’ investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation. In some cases, you can complete an application at the marketplace website and transfer cash from your bank account for your initial investment on the same day.

Some marketplaces may require higher initial investment amounts. The minimum subsequent investment is the amount required by the marketplace.

From Financial Service Organizations. You may purchase shares of the Funds through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements are in addition to those imposed by the Funds. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).

Account Requirements

Type of Account	Requirement

Individual, Sole Proprietorship and Joint Accounts. Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	Instructions must be signed by all persons exactly as their names appear on the account.

Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	Depending on state laws, you can set up a custodial account under the UGMA or the UTMA.

The custodian must sign instructions in a manner indicating custodial capacity.

Business Entities	Submit a secretary’s (or similar) certificate covering incumbency and authority.

Trusts	The trust must be established before an account can be opened.

Provide the first and signature pages from the trust document identifying the trustees.

Investment Procedures

How to Open an Account	How to Add to Your Account

By check	By check
• Obtain an application by mail, fax or from our website.	• Complete an investment slip from a confirmation statement or write us a letter.
• Complete the application and any other required documentation.	• Write your account number and Fund on your check
• Mail your application and any other documents and your check.	• Mail the slip or letter and your check.

By wire	By wire
• Obtain an application by mail, fax or from our website.	• Call us to notify us of your incoming wire.
• Complete the application and any other required documentation.	• Instruct your bank to wire your money to us.
• Call us to fax the completed application and documentation. We will open the account and assign an account number.
• Instruct your bank to wire your money to us.
• Mail us your original application and any other documentation.

How to Open an Account	How to Add to Your Account

By automatic monthly ACH payment	By automatic monthly ACH payment
• Obtain an application by mail, fax or from our website.	• Your automatic monthly investments will continue until you call to request that they stop.
• Complete the application and any other required documentation.
• Call us to fax the completed application and documentation. We will open the account and assign an account number.
• Mail us your original application and any other documentation.
• We will electronically debit your purchase each month from your selected financial institution account.

Canceled or Failed Payments. The Funds accept checks and ACH transfers at full value subject to collections. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Funds or the transfer agent, and the Funds may redeem shares you own in the account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange or redemption request due to nonpayment.

Rejection of Purchase Orders. The Funds reserve the right to refuse purchase orders for any reason. For example, the Funds may reject purchase orders for very small accounts (e.g., accounts comprised of only one share of a Fund) as well as for reasons that the Adviser feels will adversely affect its ability to manage the Funds effectively.

REDEEMING SHARES

Selling Shares. The Funds process redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays of up to 7 days may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Funds have not collected payment for the shares you are selling, however, they may delay sending redemption proceeds for up to 15 calendar days.

How to Sell Shares from Your Account

By Mail:

Prepare a written request including:

•                  Your name(s) and signature(s)

•                  Your account number

•                  The Fund name

•                  The dollar amount or number of shares you want to sell

•                  How to send your proceeds (by check or wire)

•                  Obtain a signature guarantee (See “Signature Guarantee Requirements”)

•                  Obtain other documentation (See “Signature Guarantee Requirements”)

•                  Mail your request and documentation

By Wire:

•                  Wire requests are only available if you provided bank account information on your account application and your request is for $10,000 or more

•                  Call us with your request (unless you declined telephone privileges on your account application) (See “By Telephone”) or

•                  Mail us your request (See “By Mail”)

By Telephone:

•                  Call us with your request (unless you declined telephone privileges on your account application)

Provide the following information:

•                  Exact name(s) in which the account is registered

•                  Your account number

•                  Additional form of identification

Your proceeds will be:

•                  Mailed to you or

•                  Wired to you (unless you did not provide bank account information on your account application) (See “By Wire”)

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order, as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Wire Redemptions. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may request by wire is $10,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

Signature Guarantee Requirements. To protect you and the Funds against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Funds and the transfer agent will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:

•                  Written requests to redeem $100,000 or more

•                  Changes to a shareholder’s record name

•                  Redemption from an account for which the address or account registration has changed within the last 30 days

•                  Sending redemption and distribution proceeds to any person, address or financial institution account not on record

•                  Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

•                  Adding or changing ACH or wire instructions, telephone redemption or exchange options or any other election in connection with your account.

•                  The Funds and the transfer agent reserve the right to require a signature guarantee(s) on all redemptions.

Redemption of Very Small Accounts. In order to reduce Fund expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a value of less than $1,000 as a result of a transfer or redemption. For accounts with Bridgeway Funds that are valued at less than $1,000, the Fund or its representative may give shareholders 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

Redemption of Very Large Accounts. While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway Funds at least a week before you redeem an amount of $250,000 or more, especially for Bridgeway’s smaller-cap funds. We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemption proceeds—up to seven days—if the amount will disrupt a Fund’s operation or performance. If your redemptions total more than $250,000 or 1% of the net assets of the Fund within any 90-day period, the Funds reserve the right to pay part or all of the redemption proceeds above $250,000 in kind (i.e., in securities, rather than in cash). Redemptions in kind may, at the Adviser’s option and where requested by a shareholder, be made for redemptions less than $250,000. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

EXCHANGING SHARES

Exchange Privileges

You may sell your Fund shares and buy shares of another Bridgeway Fund, also known as an exchange, by telephone or in writing, unless you declined telephone privileges on your account application. For a list of Funds available for exchange, please consult this prospectus or our website, www.bridgeway.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and to fund closing commitments. Because exchanges are treated as a sale and purchase, they may have tax consequences.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no specified limit on exchanges, but the Funds reserve the right to limit exchanges. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange Shares from Your Account

By Mail:

Prepare a written request including:

•                  Your name(s) and signature(s)

•                  Your account number

•                  The Fund names you are exchanging

•                  The dollar amount or number of shares you want to sell (and exchange)

•                  Mail your request and documentation

By Telephone:

•                  Call us with your request (unless you declined telephone authorization privileges on your account application)

Provide the following information:

•                  Your account number

•                  Exact name(s) in which the account is registered

•                  Additional form of identification

MISCELLANEOUS INFORMATION

Retirement Accounts. The Funds offer IRA accounts including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Tax-Sheltered Retirement Plans. Shares of the Funds may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact Bridgeway Funds or the marketplaces previously described.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Householding. To reduce expenses, we may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and other shareholder communications to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call us at 800-661-3550 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Dividends, Distributions and Taxes

So long as each Fund qualifies to be taxed as a regulated investment company, it generally will pay no federal income tax on the income and gains it distributes to you. The Funds pay dividends from net investment income and distribute realized capital gains annually, usually in December. The Funds may occasionally be required to make supplemental distributions at some other time during the year. All dividends and distributions in full and fractional shares of the Funds will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gain distribution. Unless you are investing through a tax-deferred retirement account (such as an IRA) you should consider avoiding a purchase of Fund shares shortly before the Fund makes a distribution, because doing so can cost you money in taxes. This is known as “buying a dividend.” For example, if you buy 500 shares in a Fund on December 15th at the Fund’s current NAV of $10 per share, and the Fund makes a capital gain distribution on December 16th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund’s market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

How Distributions Are Taxed. The tax information in this prospectus is provided as general information. You should contact your tax advisor about the federal and state tax consequences of an investment in any of the Funds.

In general, if you are an investor in a taxable account, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions declared in December but paid in January are taxable as if they were paid in December. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. A Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, a Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by certain Funds may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

How Transactions Are Taxed. When you sell or redeem your Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Bridgeway Fund is the same as a redemption. Tax-advantaged retirement accounts will not be affected.

Taxes Withheld. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the redemption of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other. Fund distributions and gains from the redemption or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special

U.S. tax certification requirements.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Tax Efficiency

The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

An important aspect of fund ownership in a taxable account is the tax efficiency of the Fund. A fund may have great performance, but if a large percentage of that return is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns. The first column of the following table illustrates the tax efficiency of each Fund through June 30, 2006. It assumes that a shareholder was invested in the Fund for the full period since inception, had paid taxes at the maximum federal marginal rates and continues to hold the shares. Currently, these rates are 35% for income, 35% for short-term capital gains, and 15% for long-term capital gains (securities held for more than one year). These calculations exclude any state and local taxes. 100% tax efficiency means that the shareholder had no taxable distributions and paid no taxes. This measure of tax efficiency ignores potential future taxes represented by unrealized gains, stocks which have appreciated in value but have not been sold. It also ignores the taxes an individual would pay if they sold their shares. The second column is the same tax efficiency number, but considers taxes paid if a shareholder sold his or her shares at the end of Bridgeway Funds’ fiscal year, June 30, 2006.

Bridgeway Funds Tax Efficiency

	%Tax	% Tax
	Efficiency for	Efficiency for
Fund	Shares Held	Shares Sold
Aggressive Investors 1 Fund	88.71%	79.26%
Aggressive Investors 2 Fund	99.66%	93.32%
Ultra-Small Company Fund	83.59%	77.53%
Ultra-Small Company Market Fund	98.98%	88.41%
Micro-Cap Limited Fund	86.66%	81.60%
Small-Cap Growth Fund	100.00%	95.17%
Small-Cap Value Fund	100.00%	94.36%
Large-Cap Growth Fund	100.00%	97.39%
Large-Cap Value Fund	99.35%	94.82%
Blue Chip 35 Index Fund	96.68%	92.46%
Balanced Fund	98.35%	95.30%

The active management style of Ultra-Small Company Fund, Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Balanced Fund may make these Funds less tax-efficient than Blue Chip 35 Index Fund and Ultra-Small Company Market Fund. Blue Chip 35 Index Fund and Ultra-Small Company Market Fund have been extremely tax efficient.

The Blue Chip 35 Index Fund has not distributed capital gains in the nine years since inception; we expect none in the tenth year. The Ultra-Small Company Market Fund has distributed a capital gain in only two of the nine years since inception; we do expect to distribute a small capital gain in the tenth year. However, Blue Chip 35 Index Fund does distribute taxable dividend income.

Closed Fund Status Definitions

The Adviser may recommend that certain Funds be closed to new investments from time to time to better control asset flows and levels. Information on the investments permitted in Funds indicated as “Closed to New Investors” or “Closed to New Investors and Current Shareholders” can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund. These exceptions, if any, are annually reviewed by the Funds’ Board of Directors. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds effectively. The Adviser has established a Closed Funds Exceptions Committee, which reports at least annually to the Fund Board, to review exceptions and to maintain this policy. A majority of this committee must approve any investments in closed Funds not described below. Furthermore, the Board will also review the application of “closed status” with respect to the Adviser’s separately managed accounts in the same style as a Fund. A specific style (such as “aggressive investors 1”) would typically be closed to new separate accounts managed by the Adviser at the same time as the Fund closes to new accounts. However, additional “capacity” of a style could be opened to new separate accounts and not new Fund accounts if certain conditions are generally met.

Eligible Investments into Funds Closed to New Investors (Open to Current Accounts)

•                  Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•                  Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.

•                  Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. Certain third parties who offer Bridgeway Funds may not be able to support this exception.

•                  Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.

•                  Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.

•                  Financial Advisers with existing accounts, who provide recordkeeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients. However, advisers who advertise or communicate broadly the availability of Bridgeway closed funds may not be permitted to purchase additional shares.

•                  Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts.

Eligible Investments into Funds Closed to New Investors and Current Shareholders

•                  Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

•                  Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts and make additional purchases of unsubscribed or redeemed shares.

Privacy Policy

As the investment adviser and administrator for Bridgeway Funds, Inc. (the “Funds”), Bridgeway Capital Management, Inc. (the “Adviser”) invests the assets of the Funds and manages their day-to-day business. On behalf of the Funds and the Adviser, (collectively, “Bridgeway”), we make the following assurance of your privacy.

Bridgeway’s Commitment to You. We work hard to respect the privacy of your personal and financial data.

Not Using Your Personal Data for our Financial Gain. Bridgeway has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law. We have no plans to do so in the future. We will notify you prior to making any change in this policy. As a Fund shareholder, you compensate the Adviser, through a management and administrative fee; this is how we earn our money for managing yours. We go to some extraordinary lengths to minimize conflicts of interest between the Adviser and the Funds. Our policy of not selling your data is an extension of this practice.

How We Do Use Your Personal and Financial Data. We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You. You typically provide personal information when you complete a Bridgeway account application or when you request a transaction that involves Bridgeway, either directly or through a fund supermarket. This information may include your:

•                  Name, address and phone numbers

•                  Social security or taxpayer identification number

•                  Birth date and beneficiary information (for IRA applications)

•                  Basic trust document information (for trusts only)

•                  Account balance

•                  Investment activity

How We Protect Your Personal Information. As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer. Here are the details:

•                  To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Bridgeway. For example, if you ask to transfer assets from another financial institution to Bridgeway, we will need to provide certain information about you to that company to complete the transaction.

•                  In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and redemptions and distribution of shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

•                  Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information. We restrict access to your information to those Bridgeway staff members who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your personal information.

Fund Marketplaces or Other Brokerage Firms. Most Bridgeway shareholders purchase their shares through fund marketplaces or other third parties. Please contact those firms for their own policies with respect to privacy issues.

What You Can Do. For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a Bridgeway staff member as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

We’ll Keep You Informed. As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You can access our privacy policy from our website.

Notes

For More Information

Bridgeway Funds’ Statement of Additional Information, contains more detail about policies and practices of the Funds and the Adviser, Bridgeway Capital Management, Inc. It is “the fine print,” and is incorporated here by reference and is legally part of the prospectus.

Shareholder Reports provide a closer look at the market conditions and investment strategies that have significantly affected Fund performance during the most recent period. They provide details of our performance vs. performance benchmarks, our top ten holdings (for our actively-managed funds), a detailed list of holdings twice annually, and more about the Adviser’s investment strategy. While these letters are usually a bit long (and sometimes lively), the first few sentences tell you how the Fund performed in the most recent period and the Portfolio Manager’s assessment of it. You won’t get a lot of mumbo jumbo about the economy, claims of brilliance when it’s going well, or whitewashing performance when it’s not going well. The annual and semi-annual shareholder reports of the previous and current fiscal years are incorporated here by reference, making them legally part of the prospectus.

Other documents, for example the Code of Ethics, are also available.

To contact Bridgeway Funds for a free electronic or printed copy of these documents or for your questions:

•	Consult our website: www.bridgeway.com
•	E-mail us at: funds@bridgeway.com
•	Write to us:	Bridgeway Funds, Inc.
c/o Citigroup Fund Services, LLC
P. O. Box 446
Portland, ME 04112
Call us at: 800-661-3550, or in Houston at 713-661-3500.

Information provided by the Securities and Exchange Commission (SEC)

You can review and copy information about our Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942-8090. Reports and other information about the Funds is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov.

Bridgeway Funds’ Investment Company Act file number is 811-08200.

BRIDGEWAY FUNDS, INC.
c/o Citigroup Fund Services, LLC
P. O. Box 446
Portland, ME 04112
713-661-3500 800-661-3550

DISTRIBUTOR
Foreside Fund Services, LLC
2 Portland Square
Portland, ME 04101

INDEPENDENT ACCOUNTANTS
Briggs, Bunting & Dougherty, LLP
Two Penn Center, Suite 820
Philadelphia, PA 19102

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103

BRIDGEWAY FUNDS, INC.

Statement of Additional Information

Dated October 27, 2006

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Bridgeway Funds, Inc. (“Bridgeway Funds”), dated October 27, 2006.  This SAI relates to each series (each a “Fund” and collectively, the “Funds”) of Bridgeway Funds listed below.  All eleven Funds, listed below, are discussed in the Prospectus and the SAI.

1.	Aggressive Investors 1 Fund	7.	Small-Cap Value Fund
2.	Aggressive Investors 2 Fund	8.	Large-Cap Growth Fund
3.	Ultra-Small Company Fund	9.	Large-Cap Value Fund
4.	Ultra-Small Company Market Fund	10.	Blue Chip 35 Index Fund
5.	Micro-Cap Limited Fund	11.	Balanced Fund
6.	Small-Cap Growth Fund

A copy of the Prospectus may be obtained directly from Bridgeway Funds at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550, or in Houston 713-661-3500, or from our website at www.bridgeway.com.

Each Fund’s audited financial statements, included in its most recent annual report to shareholders, are expressly incorporated by reference and made a part of this SAI.

1

HISTORY OF BRIDGEWAY FUNDS

Bridgeway Funds, Inc. is a Maryland corporation, incorporated under the name Bridgeway Fund, Inc. on October 19, 1993.  The Board of Directors of Bridgeway Funds approved formally changing the Corporation’s name to Bridgeway Funds, Inc. on June 25, 2003. Bridgeway Funds is organized as an open-end, registered investment company.  Various series of Bridgeway Funds, Inc. were added on the dates listed below.

FUND	INCEPTION DATE	COMMENTS
Aggressive Investors 1 Fund	August 5, 1994	Closed to New Investors — See section “Closed Funds”
Aggressive Investors 2 Fund	October 31, 2001
Ultra-Small Company Fund	August 5, 1994	Closed to All Investors — See section “Closed Funds”
Ultra-Small Company Market Fund	July 31, 1997
Micro-Cap Limited Fund	June 30, 1998	Closed to New Investors — See section “Closed Funds”
Small-Cap Growth Fund	October 31, 2003
Small-Cap Value Fund	October 31, 2003
Large-Cap Growth Fund	October 31, 2003
Large-Cap Value Fund	October 31, 2003
Blue Chip 35 Index Fund	July 31, 1997
Balanced Fund	June 30, 2001

INVESTMENT OBJECTIVES

Aggressive Investors 1 Fund and Aggressive Investors 2 Fund

The investment objective of the Aggressive Investors 1 Fund and Aggressive Investors 2 Fund is to exceed stock market total return (primarily through capital appreciation) at a level of total risk roughly equal to that of the stock market over longer periods of time (three years or more). The Standard and Poor’s 500 Composite Stock Index, with dividends reinvested (the “S&P 500 Index”) serves as a proxy for the “stock market” in this objective.

Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, and Large-Cap Growth Fund

The investment objective of the Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, and Large-Cap Growth Fund is to provide long-term total return of capital, primarily through capital appreciation.

Large-Cap Value Fund and Blue Chip 35 Index Fund

The investment objective of the Large-Cap Value Fund and Blue Chip 35 Index Fund is to provide long-term total return of capital, primarily through capital appreciation, and some income.

2

Balanced Fund

The investment objective of the Balanced Fund is to provide a high current return with short-term risk less than or equal to 40% of the stock market.  The S&P  500 Index, with dividends reinvested serves as a proxy for the “stock market” in this objective.

General

There can be no assurance that any of the Funds will achieve their investment objectives.  No form of fundamental or technical analysis, including that employed by Bridgeway Capital Management, Inc., the Funds’ investment adviser (the “Adviser”), in the actively managed Funds, has been proven conclusively to provide a risk-adjusted excess rate of return on a consistent basis.

The Adviser is always mindful of the tax implications of each investment and may engage in “tax management” of each Fund when it appears to be without significant detriment to shareholders of non-taxable accounts.  This practice will sometimes increase Fund turnover.  The management style of Ultra-Small Company Fund, Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund and Balanced Fund may make these Funds less tax-efficient than Ultra-Small Company Market Fund and Blue Chip 35 Index Fund.  The Adviser uses similar tax management in the Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, and Large-Cap Value Fund. Please see the “Tax Efficiency” section of the Prospectus for the relative tax efficiency of each Fund and for more details.

INVESTMENT STRATEGIES

Aggressive Investors 1 Fund and Aggressive Investors 2 Fund

Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may use bank debt primarily for leverage.  Therefore, full consideration should be given to the risks inherent in the investment techniques that the Adviser may use as outlined in “Risk Factors” in the Prospectus and this Statement of Additional Information.  Normally, these Funds will invest approximately 100% of their net assets in common stock. The Funds’ exposure to market risk will vary over time. Using hedging strategies, their exposure to market risk may be negatively correlated to the market, or may be as high as 150% of the market as measured by each Fund’s estimated beta.  Beta is a measure of market risk contained within the body of financial research called modern portfolio theory.  A portfolio beta of 150% means that a 1% increase (decrease) in the stock market should result in a 1.5% increase (decrease) in the Fund.  “Negative correlation to the market” means that if the market goes up, the value of the Fund goes down. These hedging strategies are intended to maintain a more constant level of total risk.  For example, if the Adviser feels the Fund is exposed to an unusually high probability of general stock market decline, it might sell stock index futures to offset this risk.

The Adviser may use up to 5% of Aggressive Investors 1 Fund’s or Aggressive Investors 2 Fund’s net assets to establish positions in commodities futures and options, except that the aggregate initial margins and premiums required for establishing such positions in any one commodity may not exceed 2% of a Fund’s net assets.   Subject to these two limiting constraints and applicable laws, these Funds may invest in commodity futures and options for the purpose of diversification in line with the stated investment objective.

Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, and Large-Cap Value Fund

The Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, and Large-Cap Value Fund may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions.  For example, assume one of these Funds were 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this cash to a future date.  The Fund could take a long position in stock index futures provided that the underlying value

3

of securities represented by the futures did not exceed the amount of Fund cash.  In no case will the use of futures in this way exceed 35% of a Fund’s total assets.

Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, and Large-Cap Value Fund

The Adviser selects stocks within the small-cap growth, small-cap value, large-cap growth and large-cap value categories according to proprietary quantitative models. More than 80% of each Fund’s net assets are invested in stocks from among those categories at the time of purchase. However, the Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase.

While these four Funds are managed for long-term total return of capital, the Adviser seeks to minimize capital gains distributions as part of this strategy through the aggressive use of tax management techniques. For example, the Adviser tracks tax lots and periodically harvests tax losses to offset capital gains from stock sales or mergers. Successful application of this method is intended to result in more tax efficient funds than would otherwise be the case. Excluding turnover related to tax management, these Funds should normally have lower turnover and be more stable in composition than Bridgeway Funds’ actively managed (high turnover) Funds.

The income objective of the Large-Cap Value Fund is a secondary objective achieved almost exclusively from dividends paid by Fund stocks. However, not all Large-Cap Value Fund stocks pay dividends.

Blue Chip 35 Index Fund

The Blue Chip 35 Index Fund seeks to track the Bridgeway Ultra-Large 35 Index with a degree of accuracy resulting in a correlation coefficient between the Fund and the underlying index of at least 0.95.  When this standard is not met, the Adviser will apprise Bridgeway Funds’ Board of Directors of proposed actions and timeframes to bring the Fund back into line with the standard.

Balanced Fund

The Balanced Fund may write (sell) option contracts.  In return for the premium received, a covered call option writer, during the term of the option, is subject to the risk of losing the potential for capital appreciation above the exercise price.  The writer has no control over the time when he has to fulfill his obligation as a writer of the option.  Once an option writer has received an exercise notice, he cannot effect a closing purchase transaction.  If a call option expires unexercised, the covered option writer realizes a gain in the amount of the premium received, although there may have been a decline (unrealized loss) in the market value of the underlying security during the option period which may exceed such gain.  If the covered option writer has to sell the underlying security because of the exercise of a call option, the writer will realize a gain or loss from the sale of the underlying security with the proceeds being increased by the amount of the premium.

The Balanced Fund may also write secured put options either to earn additional option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value.  Secured put option writing entails the Fund’s sale of a put option to a third party for a premium and the Fund’s concurrent deposit of liquid assets (cash or U.S. government securities) into a segregated account equal to the option’s exercise price.  A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the exercise price at any time during a specified time period.

The Balanced Fund will only write secured put options in circumstances in which the Fund desires to acquire the security underlying the option at the exercise price specified in the option.  Put options written by a Fund are listed for trading on one or more domestic securities exchanges and are issued by the Options Clearing Corporation (the “OCC”).  When the Fund writes secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price.  If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price significantly greater than the current market price of the stock. The Fund’s potential gain on a put option is limited to the interest

4

earned on the liquid assets securing the put option, plus the premium received from the purchaser of the put option. The Fund also risks a loss equal to the entire value of the stock.

RISK FACTORS

A discussion of risk for each of the Funds appears in the Prospectus.

Securities Lending

The Funds may lend their securities to brokers or dealers, provided any such loans are continuously secured in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral on a current basis must equal or exceed the market value of the loaned securities, and the Funds must be able to terminate such loans upon notice at any time. The Funds will exercise their right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Funds continue to receive the equivalent of the interest earned or dividend payments paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral that may be invested in accordance with the Funds’ investment objectives, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, the Funds will make loans of their securities only to those firms the Adviser deems creditworthy and only on terms the Adviser believes compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Funds will recognize any gain or loss in the market value of the securities during the loan period.

Registered Investment Companies

Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies (except as otherwise indicated below under “Exchange-Traded Funds”).  The Funds may invest in any type of investment company consistent with the Fund’s investment objective and policies.  The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets.  To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of the investment companies.  Notwithstanding the limitations described above, a Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid.  Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act.

Exchange-Traded Funds

The Funds may purchase shares of exchange-traded funds (“ETFs”).  ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940.  The shares of ETFs are listed and traded on stock exchanges at market prices.  Since ETF shares can be bought and sold like stocks throughout the day, the Funds may invest in ETFs in order to place short-term cash in market-based securities instead of short-term cash instruments, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.  Pursuant to an exemptive order issued by the SEC, under certain circumstances the Funds may invest more than 10% of their net assets in certain ETFs, subject to their investment objectives,  policies and strategies as described in the prospectus.

5

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.  In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade above or below their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ETF Fees

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low.  ETFs do not charge initial sales charges or redemption fees and Funds pay only customary brokerage fees to buy and sell ETF shares.

Ultra-Small Company Fund, Ultra-Small Company Market Fund, and Micro-Cap Limited Fund

The following sections give more detailed insights into the risk and return characteristics of Ultra-Small Company Fund, Ultra-Small Company Market Fund, and Micro-Cap Limited Fund because they invest in stocks smaller than those generally available through mutual funds.  The statistics discussed below are based on the historical record of these financial instruments (asset classes) and are not the record of the Funds themselves.  The return numbers include reinvested interest and dividends, but do not include trading or operational costs that a mutual fund would incur.  The source of this data (which is used here by permission) is the Center for Research in Securities Prices (“CRSP”) Cap-Based Portfolios and Ibbotson Associates, Stocks, Bonds, Bills, and Inflation, 2006 Yearbook.

Liquidity Risk

Liquidity risk exists when a Fund, by itself or together with other accounts managed by the Adviser, holds a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Short-Term Market Risk

Table A below indicates that the short-term volatility of ultra-small stocks (as represented by the CRSP Cap-Based 10 Portfolio) has historically been much higher than that exhibited by large stocks, bonds, or Treasury Bills (T-Bills). To a somewhat lesser extent, the same is true of micro-cap stocks (as represented by the CRSP Cap-Based 9 Portfolio). Investors typically think of investments that exhibit low short-term volatility as “safe” or “conservative” and investments that exhibit higher short-term volatility as “risky.” Because of high volatility, it would be unwise to invest any money in ultra-small stocks or micro-cap stocks (or even in large stocks), which an investor needs in a one-year time frame.  Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money that one needs in the near term future in Ultra-Small Company Fund, Ultra-Small Company Market Fund, or Micro-Cap Limited Fund.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns.  This is not true in every time period.  For example, from 1994 through 1998, large stocks significantly outperformed small and ultra-small stocks.

6

Table A
Short-term Risk Characteristics of Various Asset Classes (1926-2005)
						(CRSP)
					(7)	(9)	(10)
							Ultra-
	T-Bills	LT Govt. Bonds	LT Corp. Bonds	Large Stocks	Small Stocks	Micro-Cap Stocks	Small Stocks
Average annual return	3.64%	5.45%	5.91%	10.36%	11.62%	12.01%	13.96%
Standard deviation	4.29%	9.24%	8.51%	30.15%	32.92%	34.13%	45.43%
Beta (U.S. large stocks)	NA	NA	NA	1.0	1.3	1.4	1.6
Worst calendar year (1926-2003)	NA	-9.2%	-8.1%	-43.3%	-49.1%	-51.8%	-55.5%
Worst calendar year (1940-2003)	NA	-9.2%	-8.1%	-26.5%	-36.9%	-39.3%	-41.7%

% of 1-year declines	0%	26.25%	21.25%	28.75%	35.00%	35.00%	35.00%
% of 3-year declines	0%	12.82%	10.26%	15.38%	16.67%	17.95%	20.51%
% of 5-year declines	0%	7.89%	3.95%	13.16%	13.16%	14.47%	13.16%

Other Short-Term Risk

Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may (1) borrow money from banks up to 50% of their net assets, and (2) purchase and sell futures and options on stock indexes, interest rate and currency instruments and individual securities, among others (see “Investment Techniques” in the Prospectus.)  Using borrowed funds for investment purposes is called “leveraging” and increases the risk of loss or gain in the value of the Fund’s assets and the net asset value of its shares.  Aggressive Investors 1  Fund’s and Aggressive Investors 2 Fund’s higher turnover (more frequent trading) will expose them to increased cost and risk.

Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may also purchase warrants, engage in short term trading, invest up to 10% of their total assets in foreign securities and American Depository Receipts (ADRs) listed on American exchanges, invest 25% of its assets in a single security, invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers.  These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries.  Consequently, they may be more volatile than U.S. securities.  Short sale transactions, while limited to 20% of total assets and fully collateralized by cash or liquid assets in segregated accounts, also represent potentially higher risk for Aggressive Investors 1 Fund and Aggressive Investors 2 Fund shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss.  Aggressive Investors 1 Fund will maintain cash reserves (“100% coverage”) equal to the market value of any short positions for which it does not already own shares.  These cash reserves may be invested in interest-bearing short-term investments held by Bridgeway Funds’ custodian, broker, or both.

Although the Adviser believes that the investment techniques it employs to manage risk in Aggressive Investors 1 Fund and Aggressive Investors 2 Fund will further the Fund’s investment objectives and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline if the Fund had previously sold futures, bought puts on stock indexes, or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser intends to buy and sell futures, calls, and/or puts in the Aggressive Investors 1 Fund and Aggressive Investors 2 Fund to increase or decrease each Fund’s exposure to stock market risk as indicated by statistical models. (The Funds will not sell uncovered calls.)  The Adviser will use these instruments to

7

attempt to maintain a more constant level of risk as measured by certain statistical indicators.  In addition to the use of futures and options for hedging as described above, Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (CBOT, CME, COMEX, IMM, IOM, KCBT, MA, NYSCE, NYCTE, NYFE, or NYME) for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of each Fund’s net assets.  Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat, among others.

The Adviser’s goal in Aggressive Investors 1 Fund and Aggressive Investors 2 Fund is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more).

The principal reason for writing covered calls and secured puts on a securities fund is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline.  The option writer has no control over when he may be required to sell or buy his securities, since he may be assigned an exercise notice or assignment at any time prior to the termination of his obligation as writer.  If an option expires unexercised, the writer realizes a gain in the amount of the premium.  Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period.  If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. Options written by Aggressive Investors 1 Fund and Aggressive Investors 2 Fund will normally have expiration dates not more than nine months from the date written.  The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the time the options are written.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series.  Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist.  In such event, it might not be possible to effect closing transactions in particular options.  If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions, closing transactions, or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes, series of options, or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange which have been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher than anticipated trading activity, order flow, or other unforeseen events might not, at times, render certain of the facilities of the OCC and the exchanges inadequate. In the past, such events have resulted, and may again result, in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers’ orders.

Each of the exchanges has established limitations governing the maximum number of calls (whether or not covered) that may be written by a single investor or group of investors acting in concert (regardless of

8

whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers).  An exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.  At the date of the Prospectus, the only such limits that may affect the operations of the Funds are those that limit the writing of call options on the same underlying security by an investor or such group to 75,000 options (7,500,000 shares), 60,000 options (6,000,000 shares), 31,500 options (3,150,000 shares), 22,500 options (2,250,000 shares), or 13,500 options (1,350,000 shares) in each class, regardless of expiration date.  Whether the applicable limit is 75,000, 60,000, 31,500, 22,500, or 13,500, options are determined by the most recent six-month trading volume of the underlying security.  Every six months, each exchange reviews the status of underlying securities to determine which limit should apply.  These position limits may restrict the number of options that a Fund can write on a particular security.

Each Fund may borrow from banks for short term temporary purposes (for example, to meet a redemption).  In addition, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund and Blue Chip 35 Index Fund may borrow from banks for the purpose of making short sales “against the box” (short sales of securities owned.)  A short sale against the box would happen only in the event that redemptions would otherwise cause a distribution of capital gains.

Long-Term Risk

While most of the statistics in Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames.  Assets that appear “safe” over the short term have been particularly vulnerable to the effects of inflation in the long term.  Table B presents the worst 16-year cumulative inflation-adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 2005 for which returns did not keep up with inflation.  On this basis, stocks do better than T-Bills and bonds, but ultra-small stocks excel.  While ultra-small stocks have historically declined further in a downturn, they have also generally come back faster after a decline.  However, past performance does not guarantee future results.  The Adviser’s overall conclusion is that ultra-small stocks are too risky for short-term investments, but may be an excellent hedge against long-term inflation for an investor willing to tolerate the year-to-year volatility one will most likely experience over any 16-year period.

Table B
Long-term Risk Characteristics of Various Asset Classes Adjusted for Inflation (1926-2005)
						(CRSP)
					(7)	(9)	(10)
	.	LT Govt	LT Corp.	Large	Small	Micro-Cap	Ultra-Small
	T-Bills	Bonds	Bonds	Stocks	Stocks	Stocks	Stocks
Worst 16-year period	-43.9%	-49.4%	-46.5%	-14.6%	-4.5%	-16.3%	8.4%
% 16-year declines	25.3%	41.8%	31.6%	1.3%	1.3%	1.3%	0.0%

Balanced Fund

The Balanced Fund may invest in bonds thus exposing it to interest rate risk, credit risk, and prepayment risk.  Interest rate risk means that bonds may go down in value when interest rates rise.  Credit risk means that the issuer of a bond may not be able to pay interest and principal when due.  Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

The Balanced Fund may also purchase warrants, invest up to 10% of its total assets in foreign securities and American Depository Receipts (ADRs) listed on American exchanges, invest 25% of its assets in a single security, invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers.  These investment techniques may subject an investor to greater than average risks and costs.  The Balanced Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy.  These instruments can be used to hedge away the effects of cash,

9

manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions. Options and futures can be volatile investments and may not perform as expected.

The Adviser’s goal in the Balanced Fund is to manage these various risks through diversification and hedging strategies to achieve a reasonable return with short term risk less than or equal to 40% of the stock market (as measured by certain statistical measures over monthly periods.)    No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

General

Shareholders of any Fund could also bear higher risk through the lending of securities. If the borrowing broker failed to perform, the Fund might experience delays in recovering its assets (even though fully collateralized); the Fund would bear the risk of loss from any interim change in securities prices. Collateral for securities lent will be invested in money market or short term Treasury securities.

A Fund’s possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. The Adviser manages this risk in the following ways:

•                  in Aggressive Investors 1 Fund, Ultra-Small Company Fund and Micro-Cap Limited Fund by its low closing commitment,

•                  in Ultra-Small Company Market Fund and Blue Chip 35 Index Fund by imposing a redemption fee under certain circumstances,

•                  in all Funds by strongly discouraging investment by market timers and other investors who would sell in a market downturn,

•                  in all Funds by participating in the ReFlow program and using lines of credit,

•                  in all Funds, except Aggressive Investors 1 Fund and Aggressive Investors 2 Fund, by limiting exposure to any one security, and

•                  in all Funds by maintaining some very liquid stocks.

Fund Turnover Rate Considerations

In Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, and Balanced Fund, turnover will likely be higher than 100% but no more than 500%, which is higher than most aggressive growth and balanced funds.  A 500% Fund turnover is equivalent to the sale and repurchase of all of the securities in the Fund five times during the year.  Consequently, a Fund may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. During fiscal year ending June 30, 2006, turnover rates for Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, and Balanced Fund were 127.6.%, 89.1%, and 51.3%, respectively.

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund has adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies that cannot be changed without approval of a majority of its outstanding voting securities.  As defined in the Investment Company Act of 1940 (the “1940 Act”), this means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

As indicated in the following list, each Fund  may not:

1.                                       Purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.

2.             Make short sales of securities or maintain a short position if such sales or positions exceed 20% of a Fund’s total assets under management; except for the Balanced Fund which may not make short

10

               sales of securities or maintain short positions if such short sales or positions exceed 35% of its total assets under management.

3.                                       Issue senior securities, except that any Fund may borrow, on a secured or unsecured basis from banks. Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Fund may borrow, on a secured or unsecured basis from banks, up to 5% of its total assets for temporary or emergency purposes.  In addition, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund, and Blue Chip 35 Index Fund may borrow from banks up to 50% of net assets for the purpose of selling a security short “against the box” on a temporary basis to avoid capital gains distributions.

4.                                       Invest in options or futures in individual stocks if the aggregate initial margins and premiums required for establishing such non-hedging positions exceed 5% of net assets.  In addition, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, and Blue Chip 35 Index Fund may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions.

5.                                       Invest in options or futures on individual commodities if the aggregate initial margins and premiums required for establishing such positions exceed 2% of net assets.  In addition, only Aggressive Investors 1 Fund and Aggressive Investors 2 Fund may invest in any commodity options or futures.

6.                                       Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate.)

7.                                       Make loans (except for purchases of publicly traded debt securities consistent with the Fund’s investment policies and pursuant to cash borrowing and lending agreements between and among the Funds whose shareholders have authorized such agreements); however, the Fund may lend its securities to others on a fully collateralized basis as permitted by the Securities and Exchange Commission.

8.                                       Make investments for the purpose of exercising control or management.

9.                                       Act as an underwriter of securities of other issuers.

10.                                 Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.  For purposes of this calculation, Standard Industrial Classification (SIC) Codes are used to determine into which industry a company falls.

11.                                 As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

Each Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities. Non-fundamental restrictions may be changed without shareholder approval.

Each Fund may not:

12.                                 Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

11

13.                                 Invest in securities of any issuer if, to the knowledge of the Fund, any of its Officers or Directors, or those of the Adviser, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

14.                                 Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges). However, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund, Large-Cap Value Fund and Blue Chip 35 Index Fund may not purchase any warrants.

15.                                 Invest in oil, gas, or mineral-related programs, partnerships, or leases.

In addition, the Blue Chip 35 Index Fund may not:

16.                                 Invest in securities that would cause it to violate the Board approved policy to weight the Fund’s sector composition within one and one-half percentage points of the sector composition of its index.

U.S. Government Securities

The U.S. Government securities in which the Funds may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the credit worthiness of the issuer, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) securities.

Closed-End Funds

Any Fund may also invest up to 5% of its total assets in closed-end mutual funds.  These securities may sell at a premium or discount to the net asset value of their underlying securities.  While gaining further diversification through such investments, the Funds will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed-end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices.  Investments in closed-end funds are also subject to the limitations described above for investing in registered investment companies.

Foreign Securities

Except as otherwise limited in the Prospectus, any Fund may invest up to 10% of its total assets in foreign securities (securities issued by companies whose principal place of business is located outside of the U.S. and not listed on any U.S. exchange).  Foreign securities carry incremental risk associated with:  (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (8) foreign withholding taxes; (9) political, economic, and similar risks, including expropriation and nationalization; (10) different accounting, auditing, and financial standards; (11) price volatility; and (12) reduced liquidity in foreign markets where the securities also trade.  While some of these risks are reduced by investing only in ADRs and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

12

Cash Liquidity for Redemptions

The Funds may participate in a program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, a Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Funds will waive any redemption fee with respect to redemptions by ReFlow.

Interfund Borrowing and Lending Program

Pursuant to an exemptive order issued by the SEC dated May 16, 2006, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Fund’s investment adviser, Bridgeway Capital Management, Inc. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed.

CLOSED FUND STATUS DEFINITIONS

The Adviser may recommend that certain Funds be closed to new investments to control asset flows and levels. Information on the investments permitted in Funds indicated as “Closed to New Investors” or “Closed to New Investors and Current Shareholders” can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively.  For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund.  These exceptions, if any, are annually reviewed by the Funds’ Board of Directors.  The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds effectively. The Adviser has established a Closed Funds Exceptions Committee, which reports at least annually to the Fund Board, to review exceptions and to maintain this policy.  A majority of this committee must approve any investments in closed funds not described below.  Furthermore, the Board will also review the application of "closed status" with respect to the Advisor's separately managed accounts in the same style as a Fund.  A specific style (such as "Aggressive Investors 1") would typically be closed to new separate accounts at the same time as the fund  closes to new accounts.  However, additional "capacity" of a style could be opened to new separate accounts and not new fund accounts if certain conditions are met.

Eligible Investments into Funds Closed to New Investors (Open to Current Accounts)

•                  Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.

•                  Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.

•                  Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. IRA transfers and rollovers from these plans may be used to open new accounts. Certain third parties who offer Bridgeway Funds may not be able to support this exception.

13

•                  Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts.  Proof of current ownership may be required.

•                  Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.

•                  Financial Advisers with existing accounts, who provide recordkeeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients.  However, Advisers who advertise or communicate broadly the availability of Bridgeway closed Funds may not be permitted to purchase additional shares.

•                  Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts.

Eligible Investments into Funds Closed to New Investors and Current Shareholders

•                  Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.

•                  Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser) and directors of the Adviser, the Adviser, and Bridgeway Charitable Foundation may continue to open new accounts and make additional purchases of unsubscribed or redeemed shares.

ALLOCATION OF INVESTMENT DECISIONS

In addition to serving as the investment adviser for the various Bridgeway Funds, Bridgeway Capital Management, Inc. serves as investment adviser for other clients such as individuals, companies, trusts, foundations and other mutual funds. In order to ensure that each of its advisory clients (including the Funds) are treated fairly with regard to the allocation of investment opportunities, purchase or sale prices for securities bought or sold and transaction costs, the Adviser follows procedures set forth in its Investment and Trade Allocation Policy (“Allocation Policy”). If limited liquidity or availability of a security precludes all relevant client accounts from receiving a desired allocation of shares, shares are fairly allocated to client accounts according to the Allocation Policy. Nevertheless, client accounts (including the Funds) will sometimes receive differing proportions of a stock due to differences such as available cash levels, cash flow needs, tax status, or current portfolio composition.

All non-fund investment advisory client accounts managed by the Adviser in an investment strategy similar to one of the Bridgeway Funds receive the same priority as the Fund. For purposes of investment allocations, clients of a given investment strategy are treated with the same priority as the Fund of that strategy. For example, other non-fund client accounts in the Aggressive Investors 1 strategy are given the same investment allocation priority as Aggressive Investors 1 Fund.

Most of the Bridgeway Funds are actively managed, which means that the Adviser employs an active portfolio management strategy and makes specific investment decisions in order to achieve the Fund’s objective. The Ultra Small Company Market Fund and the Blue Chip 35 Index Fund are more passively managed with a view toward correlating with an index or market segment. In cases where limited liquidity or availability of a stock that may be desirable for clients in multiple investment strategies would preclude all client accounts from receiving a full allocation of shares, the available stock will be allocated first to the actively managed Funds and accounts according to the Allocation Policy. Generally, Bridgeway’s passively managed Funds or accounts are not negatively impacted in receiving secondary priority for a specific stock, since a different stock with similar characteristics is generally available to achieve the investment objective. Similarly, a passively-managed Fund or account may take secondary priority over actively managed Funds or accounts when selling a stock, since there is typically an alternate stock to sell to raise cash or otherwise achieve the investment objective.

When a Fund closes to new investors, other client accounts within that strategy are also typically closed to new investors. However, if a strategy is reopened to permit new investors due to a market drop, redemptions, or for other reasons, the Adviser will seek to determine the most efficient strategy to accept

14

new assets and will consider the best interests of current Fund shareholders when doing so. For example, this could include making the particular strategy available only to retirement plans (which typically have longer holding periods and are more cost efficient to the Fund) or institutions that the Adviser believes are more likely to add to investments in a downturn.

The Aggressive Investors 1 Fund and Aggressive Investors 2 Fund often purchase or sell the same stocks or types of stocks. While the Aggressive Investors 2 Fund is permitted to invest in stocks of any size, the Adviser does not intend to cause the Fund to invest in stocks for which there is relatively low market liquidity, as determined periodically by the Adviser based primarily on measures of the stock’s trading volume. In any event, such investments will not exceed 5% of the Aggressive Investors 2 Fund’s net assets. Therefore, lower liquidity stocks are generally allocated to the Aggressive Investors 1 Fund.

The Ultra-Small Company Fund invests primarily in ultra-small company stocks based on market capitalization at the time of purchase. Similarly, the Micro-Cap Limited Fund invests primarily in micro-cap companies based on market capitalization at the time of purchase. To a limited degree, each of these Funds would be permitted to purchase stocks with market capitalizations that are either larger or smaller than the market capitalization range normally targeted by the Fund. As a result, these Funds could seek to purchase the same stocks. In the event that limited liquidity or availability of a stock that may be desirable for both Funds would preclude each Fund from receiving a desired allocation of shares, the available stock will be allocated first to the Fund that primarily invests in stocks with that market capitalization.

MANAGEMENT OF BRIDGEWAY FUNDS

These are the Directors and Officers of Bridgeway Funds, their business address, and principal occupations during the past five years.

Independent Directors

Name, Address(1), and Age	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Kirbyjon Caldwell Age 52	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982	Eleven	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, Amegy Bancshares.

Karen S. Gerstner Age 51	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C. , 2004 to present. Attorney and Partner, Davis Ridout, Jones and Gerstner LLP, 1/1999 to 2003.	Eleven	None

Miles Douglas Harper, III* Age 43	Director	Term: 1 Year Length: 1994 to Present.	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP	Eleven	Calvert Large-Cap Growth Fund(2)(1 Portfolio)

Evan Harrel Age 46		Term: 1 Year Length: 8/16/2006 to Present.	Executive Director, Small Steps Nurturing Center, 8/2004 – present. Senior Portfolio Manager, AIM Capital Management, 1998 to 2003.	Eleven	None

*                     Independent Chairman

15

“Interested” or Affiliated Directors and Officers

Name, Address(1), and Age	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Bridgeway Funds Overseen by Director	Other Directorships Held by Director
Michael D. Mulcahy(4) Age 43	President and Director	Term: 1 year Length: 2003 to present.	President, Bridgeway Funds, 6/05 – Present. Director and Staff Member, Bridgeway Capital Management, Inc., Inc., 12/2002 – Present. Vice President, Hewlett Packard, 1/2001-12/2002.	Eleven	None

John N. R. Montgomery(3) Age 51	Vice President and Director	Term: 1 Year Length: 1993 to present.	Vice President, Bridgeway Funds, 6/05 – Present. President, Bridgeway Funds, 11/1993 – 6/05. President, Bridgeway Capital Management, Inc., Inc., 7/1993-present.	Eleven	None

Richard P. Cancelmo, Jr. Age 48	Vice President	Term: 1 year Length: 2004 to present.	Vice President, Bridgeway Funds, 11/2004 – Present. Staff Member, Bridgeway Capital Management, Inc. since 2000.		None

Joanna Barnhill Age 56	Secretary	Term: 1 year Length: 1993 to present.	Staff Member, Bridgeway Capital Management, Inc., Inc. since 1993.		None

Linda G. Giuffré Age 45	Treasurer and Chief Compliance Officer	Term: 1 year Length: 2004 to present.

Staff member, Bridgeway Capital Management, Inc., Inc. 5/04 to present. Chief Compliance Officer, Bridgeway Capital Management, Inc., Inc. 12/04 to present. Vice President – Compliance, Capstone Asset Management Company, 1998 – 2004.

None

(1)             The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

(2)             The Calvert Large-Cap Growth Fund is sub-advised by Bridgeway Capital Management, Inc., the Adviser to Bridgeway Funds.

(3)             John Montgomery is president, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

(4)             Michael Mulcahy is a director and officer of Bridgeway Capital Management, Inc., and therefore an interested person of Bridgeway Funds.

The overall management of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”).  The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

From Bridgeway Funds’ inception to February 15, 2002, the Independent Directors functioned as the Board’s Audit Committee, selecting the investment company’s independent auditor and meeting with the auditor annually.  The Committee was formalized by Board resolution on February 15, 2002 and has adopted a charter.  Its members are Miles Douglas Harper, III, Independent Chairman of the Board and Audit Committee, Kirbyjon Caldwell, Karen S. Gerstner and Evan Harrel (all Independent Directors.)  The purposes of the Audit Committee are to: (i) oversee the Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the

16

Funds’ financial statements and the independent audit thereof; (iii) oversee, or assist, as appropriate, in the oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits; (iv) evaluate the independence of the Funds’ independent auditors and approve their selection; and (v) to report to the full Board of Directors on its activities and recommendations.  The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit.  The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. In addition, the Committee provides ongoing oversight of Bridgeway Funds’ independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2006.

The Board also has a Nominating and Corporate Governance Committee. Its members are Miles Douglas Harper, III, Independent Chairman of the Board, Kirbyjon Caldwell, Karen S. Gerstner, who is the chairperson of the Nominating and Corporate Governance Committee, and Evan Harrel (all Independent Directors.)   The Committee’s  responsibilities include, but are not limited to: (1) evaluating, from time to time, the appropriate size of the Board, and recommending any increase or decrease in the size of the Board; (2) recommending any changes in the composition of the Board so as to best reflect the objectives of the 1940 Act, the Funds and the Board; (3) establishing processes for developing candidates for Independent Board members and for conducting searches with respect thereto; (4) coordinating the Board’s annual self-assessment; and (5) recommending and selecting to the Independent Board members (a) a slate of Independent Board members to be elected at shareholder meetings, or (b) nominees to fill Independent Board member vacancies on the Board, where and when appropriate.  The Nominating and Corporate Governance Committee met once during fiscal year 2006.

Name of Director	Dollar Range of Equity Securities in Bridgeway Funds as of 12/31/2005	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2005
Kirbyjon Caldwell		Over $100,000
Aggressive Investors 1	Over $100,000
Aggressive Investors 2	$50,001 - $100,000
Ultra-Small Company	$50,001 - $100,000
Micro-Cap Limited	$10,001 - $50,000
Balanced Fund	$10,001 - $50,000
Karen Gerstner		Over $100,000
Aggressive Investors 1	Over $100,000
Ultra-Small Company	Over $100,000
Small-Cap Growth	$10,001 - $50,000
Small-Cap Value	$10,001 - $50,000
Large-Cap Growth	$10,001 - $50,000
Large-Cap Value	$10,001 - $50,000
Blue Chip 35 Index	Over $100,000
Balanced Fund	Over $100,000
Miles Douglas Harper, III*		Over $100,000
Ultra-Small Company	Over $100,000
Balanced Fund	$10,001 - $50,000
Evan Harrel**	None	None
John N.R. Montgomery		Over $100,000
Aggressive Investors 1	Over $100,000
Aggressive Investors 2	Over $100,000
Ultra-Small Company	Over $100,000
Ultra-Small Company Market	$10,001 - $50,000
Micro-Cap Limited	Over $100,000
Small-Cap Growth	$10,001 - $50,000
Small-Cap Value	$10,001 - $50,000
Large-Cap Growth	$10,001 - $50,000
Large Cap Value	$10,001 - $50,000
Blue Chip 35 Index	$10,001 - $50,000
Balanced Fund	$50,001 - $100,000
Michael D. Mulcahy		Over $100,000
Aggressive Investors 1	Over $100,000
Aggressive Investors 2	Over $100,000
Ultra-Small Company	Over $100,000
Ultra-Small Company Market	$1 – $10,000
Micro-Cap Limited	Over $100,000
Small-Cap Growth	$10,001 - $50,000
Small-Cap Value	$10,001 - $50,000
Large-Cap Growth	$10,001 - $50,000
Large Cap Value	$10,001 - $50,000
Blue Chip 35 Index	$10,001 - $50,000
Balanced Fund	Over $100,000

*                     Independent Chairman

**               Evan Harrel was elected to the Board of Directors on 8/16/2006.  He did not hold any shares of Bridgeway Funds prior to joining the Board.

17

Compensation

Bridgeway Funds pays an annual retainer of $8,000 and fees of $4,000 per Board meeting, Audit Committee meeting or combination meetings to each Independent Director. Such Directors are reimbursed for any expenses incurred in attending meetings.  During fiscal year 2006, Bridgeway Funds paid the following compensation:

Name of Person, Position	Aggregate Compensation from Bridgeway Funds	Pension or Retirement Benefits Accrued as Part of Bridgeway Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Bridgeway Funds Paid to Directors
Kirbyjon Caldwell(1)	$29,000	$0	$0	$29,000
Karen Gerstner(1)	$33,000	$0	$0	$33,000
Miles Douglas Harper, III(1)*	$41,500	$0	$0	$41,500
Evan Harrell**	$0	$0	$0	$0
John N.R. Montgomery	$0	$0	$0	$0
Michael D. Mulcahy	$0	$0	$0	$0

(1)             The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account.

  *               Independent Chairman receives an additional $1,000 per meeting, plus $2,500 additional annual retainer fee.

**               Evan Harrel was nominated and approved as a director of Bridgeway Funds on August 16, 2006.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, the Adviser has adopted a Code of Ethics that applies to the personal trading activities of its staff members.  Bridgeway Funds, Inc. also adopted the same Code of Ethics pursuant to Rule 17j-1 of the 1940 Act.  The Code of Ethics establishes standards for personal securities transactions by staff members covered under the Code of Ethics.  The Code of Ethics seeks to ensure that securities transactions by staff members are consistent with the Adviser’s fiduciary duty to its clients and to ensure compliance with legal requirements and the Adviser’s standards of business conduct.  Under the Code of Ethics, staff members have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position.  To help prevent conflicts of interest, all staff members must comply with the Code of Ethics, which imposes restrictions on the purchase or sale of securities for their own accounts and the accounts of certain affiliated persons.  Among other things, the Code of Ethics requires pre-clearance and monthly reporting of all personal securities transactions, except for certain exempt transactions and exempt securities.  In addition, the Adviser has adopted policies and procedures concerning the misuse of material non-public information that are designed to prevent insider trading by any staff member.

18

Copies of the Code of Ethics are on file with and publicly available from the Securities and Exchange Commission (the “SEC”).

In addition to the stringent Code of Ethics described above, the Adviser has a unique Mission Statement that sets it apart from others in the industry. It states:

Our mission is to:

•                  support charitable services,

•                  nurture educational causes,

•                  improve the quality of community life, and

•                  oppose and alleviate the effects of genocide and oppression.

Our role in this effort is primarily, but not exclusively, a financial one.  As stewards of others’ money, we strive to:

•                  uphold the highest standards of integrity,

•                  maintain a long-term risk-adjusted investment performance record in the top 5% of investment advisers,*

•                  achieve a superior (efficient) cost structure, and

•                  provide friendly, quality service.

Our greatest resource is people.  Recognizing this, we strive to:

•                  create a positive, fun, and challenging atmosphere,

•                  provide fair compensation with performance,

•                  give regular peer feedback,

•                  invest generously in hiring and training, and

•                  value the family.

*Past performance does not guarantee future returns.  However, the Adviser and Bridgeway Funds have committed to clearly communicating performance vs. industry benchmarks in each report to shareholders.

The Adviser is also committed to donating up to 50% of its own Investment Advisory Fee profits to charitable and non-profit organizations.  To maximize this objective, the Adviser seeks a superior cost structure.  There are no expensive perks or luxurious offices.  The quantitative investment methods used do not require a large research staff.  Staff members are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest-paid employee cannot be more than seven times that of the lowest-paid employee.  The Adviser believes these policies should also contribute to lowering Bridgeway Funds expense ratios as assets grow.

PROXY VOTING POLICIES

Please refer to Appendix A of this SAI for the Proxy Voting Guidelines of the Bridgeway Funds.  This document includes the policies and procedures that the Funds use in determining how to vote proxies relating to Fund securities, as well as when a vote presents a possible conflict of interest between the interests of Fund shareholders, and those of the Funds’ Investment Adviser, principal underwriter, or an affiliated person of the Fund, its Investment Adviser, or principal underwriter.

Bridgeway’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the Securities and Exchange Commission’s website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Bridgeway Funds’ Board of Directors has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund’s portfolio securities.  The policies relating to the disclosure of the Funds’ portfolio securities are designed to protect shareholder interests and allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of

19

the Fund.  It is the policy of Bridgeway Funds that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure and the recipient is obligated to keep the information confidential and not to trade on the information provided.

Bridgeway Funds discloses portfolio holdings information as required in its regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities.  As required by the federal securities laws, including the 1940 Act, Bridgeway Funds will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Bridgeway Funds currently makes its portfolio holdings publicly available on its website, http://www.bridgeway.com, or on the SEC’s website, http://www.sec.gov, as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Complete Portfolio Holdings	Quarterly	43 calendar days following the completion of each calendar quarter
Top 10 Portfolio Holdings	Quarterly	7 calendar days after the end of each calendar quarter

The scope of the information relating to the Funds’ portfolio holdings that is made available on the website may change from time to time without notice.  The Funds’ Adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Bridgeway Funds may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available for legitimate business purposes, provided that such disclosure is approved by the Chief Compliance Officer, to its third-party service providers, which include PFPC Trust Co., the custodian; ALPS Mutual Fund Services, Inc., the administrator and accounting agent; Citibank, N.A., the transfer agent; Briggs, Bunting & Dougherty, LLP, the Funds’ independent registered public accounting firm; Stradley Ronon Stevens & Young, LLP, legal counsel; and the Funds’ financial printer. Such disclosure is generally made on a quarterly basis and is subject to a 43-day lag time.  The Funds currently have ongoing arrangements to disclose portfolio holdings information to Standard & Poor’s Inc., Thompson Financial Corp., Bloomberg L.P., The McGraw-Hill Companies, Inc., Vickers Stock Research, Merrill Corporation, ALPS Mutual Fund Services, Inc., Russell Investment Group, Morningstar, Inc. and Lipper, Inc.  These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.  Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Bridgeway Funds may provide information regarding the Funds’ portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved.  Persons and entities unwilling to execute a confidentiality agreement that is acceptable to Bridgeway Funds may only receive portfolio holdings information that has otherwise been publicly disclosed.  Bridgeway Funds is not compensated for disclosure of portfolio holdings.  Non-public portfolio holdings of a Fund’s entire portfolio will not be disclosed to

20

members of the media under any circumstance (although individual holdings may be disclosed to the general public through the media).

Exceptions to, or waivers of, the Funds’ policy on portfolio disclosures may only be made by the Funds’ Chief Compliance Officer and must be disclosed to the Funds’ Board of Directors at its next regularly scheduled quarterly meeting. Bridgeway Funds Disclosure Controls Committee is responsible for reviewing any potential conflict of interest between the interests of the Funds’ shareholders and a third-party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination.  The Board of Directors is responsible for reviewing the operation and effectiveness of the Funds’ portfolio disclosure policy on an annual basis.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF BRIDGEWAY FUNDS SECURITIES

When issued, Fund shares are fully transferable and redeemable at the option of Bridgeway Funds in certain circumstances as described in its Prospectus under “How to Redeem Shares.”  All Bridgeway Funds shares are equal as to earnings, assets, and voting privileges.  There is no conversion, pre-emptive or other subscription rights.  Under Bridgeway Funds’ Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.  Each share of each series of Bridgeway Funds’ outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of Bridgeway Funds on liquidation.  Accordingly, in the event of liquidation, each share of common stock is entitled to its portion of all of Bridgeway Funds’ assets after all debts and expenses have been paid.  Shares of Bridgeway Funds do not have cumulative voting rights for the election of Directors.

In matters requiring shareholder approval, each Bridgeway Fund shareholder is entitled to one vote for each share registered in his/her name, and fractional shares entitle the holders to a corresponding fractional vote.

Shareholders of record owning more than 5% of the outstanding shares of each Bridgeway Fund as of September 30, 2006, are listed in the table below, followed by the total percentage ownership of all Officers and Directors of Bridgeway Funds, Inc.

Name	Address	Aggressive Investors 1 Fund	Aggressive Investors 2 Fund	Ultra- Small Company Fund	Ultra- Small Co Market Fund	Blue Chip 35 Index Fund	Micro- Cap Limited Fund	Balanced Fund

Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers (incorporated in the state of Delaware)	101 Montgomery Street San Francisco, CA 94101	18.12%	17.40%		25.39%	22.7%		37.96%

Eternity LTD.	P O Box N-7776 Nassau, Bahamas						15.06%

Glenview Trust Company	Suite 2000 4969 US Hwy 42 Louisville, KY 40222	5.35%

Letort Management Trust Company	3130 Morningside Camp Hill, PA 17011					37.24%

National Financial Services, Corp.	P O Box 989030 New York, NY 10281	18.03%	15.24%	9.81%	16.75%		10.91%	11.66%

National Investors Services Inc.	55 Water Street 32nd Floor New York, NY 10041-3299	5.74%					9.01%	10.71%

Pershing, LLC	P.O. Box 2052 Jersey City, NJ 07303-9998						6.10%

Prudential Investment Management Services	100 Mulberry St. 3 Gateway Center FL 11 Mail Stop NJ 05-11-20 Newark, NJ 07102		12.36%		17.80%

Trust Company of America	P.O. Box 6503 Centennial, CO 80155					6.38%

All Officers/Directors		1.18%	0.59%	2.48%	0.01%	1.06%	2.39%	5.48%

21

Name	Address	Small-Cap Growth Fund	Small-Cap Value Fund	Large-Cap Growth Fund	Large-Cap Value Fund

Charles Schwab & Co., Inc. Special Custody Account for the Benefit of Customers (incorporated in the state of Delaware)	101 Montgomery Street San Francisco, CA 94101	16.31%	19.05%	18.36%	14.45%

E-Trust Company	4400 Harding Rd Ste 310 Nashville, TN 37205-2314			9.36%

National Financial Services, Corp.	P O Box 989030 New York, NY 10281	23.90%	23.90%	16.82%	22.75%

National Investors Services Inc.	55 Water Street 32nd Floor New York, NY 10041-3299	6.07%	10.43%		8.46%

All Officers/Directors		0.07%	0.05%	0.14%	0.21%

INVESTMENT ADVISORY AND OTHER SERVICES

Bridgeway Capital Management, Inc., Inc. is a Texas corporation organized in July 1993 to act as investment adviser to Bridgeway Funds and is controlled by John N. R. Montgomery and his family.  John is also the Vice President of Bridgeway Funds and a portfolio manager on ten Bridgeway Funds. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques he now uses in managing each Bridgeway Fund. Prior to 1985, John served as a research engineer/project manager at the Massachusetts Institute of Technology, and served as an executive with transportation agencies in North Carolina and Texas.  He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration.

Appendix B contains the following information regarding the portfolio managers identified in the Funds’ prospectus: (1) the dollar range of the manager’s investments in each Fund; (2) a description of the manager’s compensation structure; and (3) information regarding other accounts managed by the manager and potential conflicts of interest that might arise from the management of multiple accounts.

22

Subject to the supervision of the Board of Directors, investment advisory, management, and administration services are provided by Bridgeway Capital Management, Inc. to Bridgeway Funds pursuant to Management Agreements approved on the following dates:

FUND	Date of Approval of Management Agreement
Aggressive Investors 1 Fund	6/7/06
Aggressive Investors 2 Fund	6/7/06
Ultra-Small Company Fund	6/7/06
Ultra-Small Company Market Fund	6/7/06
Micro-Cap Limited Fund	6/7/06
Small-Cap Growth Fund	6/7/06
Small-Cap Value Fund	6/7/06
Large-Cap Growth Fund	6/7/06
Large-Cap Value Fund	6/7/06
Blue-Chip 35 Index Fund	6/7/06
Balanced Fund	6/7/06

All Management Agreements are terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, on 60 days’ written notice to the Adviser.  The Adviser also may terminate any Agreement on 90 days’ written notice to Bridgeway Funds.  All Agreements terminate automatically upon assignment (as defined in the 1940 Act).

By Agreement, the Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios:

FUND
Aggressive Investors 1 Fund	1.80%
Aggressive Investors 2 Fund	1.75%
Ultra-Small Company Fund	2.00%
Ultra-Small Company Market Fund	0.75%
Micro-Cap Limited Fund	1.85%
Small-Cap Growth Fund	0.94%
Small-Cap Value Fund	0.94%
Large-Cap Growth Fund	0.84%
Large-Cap Value Fund	0.84%
Blue Chip 35 Index Fund	0.15%
Balanced Fund	0.94%

Under the Management Agreements, the Adviser provides a continuous investment program for Bridgeway Funds by placing orders to buy, sell, or hold particular securities.  The Adviser also supervises all matters relating to the operation of Bridgeway Funds, such as corporate officers, operations, office space, equipment, and services.

Aggressive Investors 1 Fund

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

(1)             0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)             0.875% of the next $250,000,000 of such assets; and

23

(3)             0.85% of such assets over $500,000,000.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities during the quarter and dividing the resulting total by the number of days in the quarter. The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2002, the relevant five-year period would be from January 1, 1998 through December 31, 2002.

Calculation of Average Net Assets

Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2002 will be the last day’s net assets of November 2002, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Standard & Poor’s 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter “Index” or “S&P 500 Index”) with dividends reinvested and will range from an annual rate of -0.70% to +0.70%. The Performance Adjustment Rate will be calculated at an annualized rate of 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period).  The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 15% over the Performance Period (0.70% divided by 15.00% = 4.67%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2002.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%.  Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the

24

Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual performance adjustment calculated shortly after the last day of the performance period rather than the amount accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2002, through December 31, 2002, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.30% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 1.80% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Aggressive Investors 2 Fund

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

(1)             0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)             0.875% of the next $250,000,000 of such assets;

(3)             0.85% of the next $500,000,000 of such assets; and

(4)             0.80% of such assets over $1,000,000,000.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities during the quarter and dividing the resulting total by the number of days in the quarter. The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.

25

For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2007, the relevant five-year period would be from January 1, 2003 through December 31, 2007.

Calculation of Average Net Assets

Since the Fund does not have a five-year operating history, the Performance Period will be calculated as follows during the initial five-year period.  The beginning date will be the date of inception for the Fund and the end date will be the last business day of the current quarter period.  Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2007 will be the last day’s net assets of November 2007, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Standard & Poor’s 500 Composite Stock Price Index as published after the close of the market on the last day of the Performance Period (hereinafter “Index” or “S&P 500 Index”) with dividends reinvested and will range from an annual rate of -0.30% to +0.30%. The Performance Adjustment Rate will be calculated at an annualized rate of 2.00% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 2.00% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15.00% over the Performance Period (0.30% divided by 15.00% = 2.00%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 31, 2007.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%.  Then the Performance Adjustment Rate would be 2.00% times the difference in returns, or 2.00% times (27.63% - 21.21%) = 0.13%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2002, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable was the Base Advisory Fee only.

(b) From October 1, 2002 through September 30, 2006, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

The Management Agreement provides a transaction period of thirty months, beginning March 30, 2005, during which the fee payable to the Adviser will be the lesser of the amount which would have been due after applying the performance adjustment under the previous management agreement (-0.70% to +0.70%) or the fee payable after applying the performance adjustment specified in the current management agreement (-0.30% to +0.30%).

26

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.   To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual performance adjustment calculated shortly after the last day of the performance period rather than the amount accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.   However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2007, through December 31, 2007, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.13% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 1.75% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the expense ratio of the Fund does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Ultra-Small Company Fund

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee accrued daily and payable monthly at the following annual rate:

27

(1)           0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)           0.875% of the next $250,000,000 of such assets; and

(3)           0.85% of such assets over $500,000,000.

However, during the period that the Ultra-Small Company Fund’s net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

For purposes of calculating the Advisory Fee each month, the Fund’s average daily net asset value shall be computed by adding the Fund’s total daily asset values less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full month, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 2.00% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Ultra-Small Company Market Fund

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee accrued daily and payable monthly at the annual rate of 0.50% of the value of the Fund’s average daily net assets.

For purposes of calculating the Advisory Fee each month, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the month and dividing the resulting total by the number of days in the month.  The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full month the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 0.75% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

28

Micro-Cap Limited Fund

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate):

(1)                                0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)                                0.875% of the next $250,000,000 of such assets; and

(3)           0.85% of such assets over $500,000,000.

However, during any quarter that the Micro-Cap Limited Fund’s net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be determined as if the Fund had $55,000,000 under management (that is, $55 million times 0.009 equals $495,000). This is limited to a maximum annualized expense ratio of 1.49% of the net assets in the quarter the Advisory Fee is determined.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2005, the relevant five-year period would be from Monday, January 1, 2001 through Friday, December 30, 2005.

Calculation of Average Net Assets

Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2005 will be the last day’s net assets of November 2005, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the CRSP Cap-based Portfolio 9 Index with dividends reinvested (hereafter “Index”) and will range from an annual rate of -0.70% to +0.70%. Whereas the Index is not available until approximately two weeks after the close of the quarter, the Index will be estimated using the Russell 2000 Value Index as published on the last day of the quarter.  Any adjustments required between the estimated index and the actual results will be accrued in the subsequent period on the day the adjustment is determined.  The Performance Adjustment Rate will be calculated at an annualized rate of 2.87% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 2.87% assumes that the Adviser

29

will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 24.40% over the Performance Period (0.70% divided by 24.40% = 2.87%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through December 30, 2005.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%.  Then the Performance Adjustment Rate would be 2.87% times the difference in returns, or 2.87% times (27.63% - 21.21%) = 0.18%.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

Performance Adjustments to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will estimate the Fund’s performance adjustment based on the Russell 2000 Value Index on or before the first business day after the end of each month to estimate the following month’s daily accrual.   This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day of each month.  Approximately two weeks after month end, the Fund’s Accountants will calculate the Fund’s performance adjustment based on the CRSP Cap-based Portfolio 9 Index and adjust the daily accrual.  The performance adjustment is paid based on the actual CRSP Cap-based Portfolio 9 Index performance adjustment rather than the amount accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.   However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2005, through December 31, 2005, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.18% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 1.85% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

30

Small-Cap Growth Fund

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate): 0.60% of the value of the Fund’s average daily net assets.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be from Thursday, January 1, 2004 through Wednesday, December 31, 2008.

Calculation of Average Net Assets

Since the Fund does not have a five-year operating history, the Performance Period will be calculated as follows during the initial five-year period.  The beginning date will be the date of inception for the Fund and the end date will be the last business day of the current quarter period.  Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2008 will be the last day’s net assets of November 2008, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Russell 2000 Growth Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

31

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

(b) From October 1, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual rather than the accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.60% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 0.94% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.

32

New classes of shares of the Fund may carry a different operating expense limitation.

Small-Cap Value Fund

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate): 0.60% of the value of the Fund’s average daily net assets.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be from Thursday, January 1, 2004 through Wednesday, December 31, 2008.

Calculation of Average Net Assets

Since the Fund does not have a five-year operating history, the Performance Period will be calculated as follows during the initial five-year period.  The beginning date will be the date of inception for the Fund and the end date will be the last business day of the current quarter period.  Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2008 will be the last day’s net assets of November 2008, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Russell 2000 Value Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative

33

total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the average daily net assets of the Fund only.

(b) From October 1, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual rather than the accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.   However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.60% (the Base Advisory Fee Rate) times the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to annualized rate of 0.02% (the Performance Adjustment Rate) times the Fund’s average daily net assets in the Performance Period.

Fund Expenses & Limitations

Fund expenses for the existing class of shares  shall in no case exceed the maximum annual operating expense limitation of 0.94% of the value of its average net assets for the fiscal year.

34

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Large-Cap Growth Fund

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate): 0.50% of the value of the Fund’s average daily net assets.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be from Thursday, January 1, 2004 through Wednesday, December 31, 2008.

Calculation of Average Net Assets

Since the Fund does not have a five-year operating history, the Performance Period will be calculated as follows during the initial five-year period.  The beginning date will be the date of inception for the Fund and the end date will be the last business day of the current quarter period.  Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2008 will be the last day’s net assets of November 2008, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Russell 1000 Growth Index as published after the close of the market on the last day of the Performance Period (the “Index”) and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

35

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

(b) From October 1, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual rather than the accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.   However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.50% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

36

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 0.84% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Large-Cap Value Fund

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.  The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment, as described below.

Base Advisory Fee

As compensation for services rendered and the charges and expenses assumed and to be paid by the Adviser, the Fund will pay the Adviser a Base Advisory Fee computed quarterly and accrued daily at the following annual rate (the Base Advisory Fee Rate): 0.50% of the value of the Fund’s average daily net assets.

For purposes of calculating the Base Advisory Fee, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities for the quarter and dividing the resulting total by the number of days in the quarter.  The Fund’s expenses and fees, including the Base Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full calendar quarter, the Base Advisory Fee shall be prorated according to the proportion such period bears to a full calendar quarter.

The Performance Period

The Performance Period shall consist of the most recent five-year period ending on the last day of the quarter (March 31, June 30, September 30, and December 31) that the New York Stock Exchange was open for trading.  For example, on December 15, 2008, the relevant five-year period would be from Thursday, January 1, 2004 through Wednesday, December 31, 2008.

Calculation of Average Net Assets

Since the Fund does not have a five-year operating history, the Performance Period will be calculated as follows during the initial five-year period.  The beginning date will be the date of inception for the Fund and the end date will be the last business day of the current quarter period.  Prior to quarter-end, an estimate of the assets (for purposes of calculating the performance fee) through the end of the quarter will be calculated based on the last day’s net assets of the most recent month-end for the daily accrual amount.  Using the example in the paragraph above, the net assets used in the month of December 2008 will be the last day’s net assets of November 2008, until the end of the month at which time actual net assets will be used.

The Performance Adjustment Rate

The Performance Adjustment Rate shall vary with the Fund’s performance as compared to the performance of the Russell 1000 Value Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to +0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2% (over the Performance Period).  The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return

37

difference between the Fund and the Index of plus or minus 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.0% for the five-year period through December 31, 2008.  During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.0%.  Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

Since the Fund does not have a five-year operating history, the Performance Adjustment Rate will be calculated as follows during the initial five-year period.

(a) From inception through September 30, 2004, the Performance Adjustment Rate was inoperative.  The Advisory Fee payable is the Base Advisory Fee Rate times the daily net assets of the Fund only.

(b) From October 1, 2004 through September 30, 2008, the Performance Adjustment Rate will be calculated based upon a comparison of the investment performance of the Fund and the Index over the number of quarters that have elapsed since the Fund’s inception.  Each time the Performance Adjustment Rate is calculated, it will cover a longer time span, until it can cover a running five-year period as intended.  In the meantime, the early months of the transition period will have a disproportionate effect on the performance adjustment of the fee.

Calculation of Performance

The Fund’s performance will be the cumulative percentage increase (or decrease) in its net asset value per share over the Performance Period and will be calculated as the sum of: (1) the change in the Fund’s net asset value per share during such period and (2) the value per share of the Fund distributions from income or capital gains (long- or short-term) having an ex-dividend date occurring within the Performance Period and assumed to have been reinvested at the net asset value on ex-date.  Thus, the Fund’s performance will be calculated in accordance with the SEC’s standardized total return formula.

Performance Adjustment

The Performance Adjustment to be paid to the Adviser will be accrued daily during the last quarter of the Performance Period and paid shortly after the last day of the Performance Period.  To determine the Performance Adjustment, the Performance Adjustment Rate shall be multiplied by the value of the Fund’s average daily net assets in the most recent Performance Period.

The Fund’s Accountants will calculate the Fund’s performance adjustment on or before the first business day after the end of each month to estimate the following month’s daily accrual.  This accrual is also calculated by the Adviser.  Any differences are rectified and the accrual is adjusted on or before the first business day each month.  The performance adjustment is paid based on the actual rather than the accrued and any over or under accrual is accounted for in the following quarter.

Expenses in excess of any maximum expense limitation assumed by the Adviser, if any, shall not be included for the purpose of computing the daily net asset value of a Fund share.

The Base Fee will be accrued daily, as explained above, and will be paid monthly to the Adviser during the quarter.  However, in a period where a negative Performance Adjustment is applied, the Base Fee paid to the Adviser shall be the Base Fee adjusted for the negative Performance Adjustment.

Continuing with the example above, the Advisory Fee applied to the period of time from October 1, 2008, through December 31, 2008, would be a Base Advisory Fee equal to an annualized rate of 0.50% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment Fee equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the Performance Period.

38

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 0.84% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the maximum operating expense limitations for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Blue Chip 35 Index Fund

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.

Advisory Fee

As compensation for services rendered, the Fund will pay the Adviser an Advisory Fee accrued daily and payable monthly at the annual rate of 0.08% of the value of the Fund’s average daily net assets.

For purposes of calculating the Advisory Fee each month, the Fund’s average daily net assets shall be computed by adding the Fund’s total daily asset values less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full month, the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

Fund Expenses and Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum annual operating expense limitation of 0.15% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Balanced Fund

General Provisions

The Fund’s Advisory Fee will be accrued daily by the Fund’s Accountants on the books of the Fund.

Advisory Fee

As compensation for its services rendered, the Fund will pay the Adviser an Advisory Fee accrued daily and payable monthly at the annual rate of 0.60% of the value of the Fund’s average daily net assets.

For purposes of calculating the Advisory Fee each month, the Fund’s average daily net asset value shall be computed by adding the Fund’s total daily asset values less liabilities, for the month and dividing the resulting total by the number of days in the month. The Fund’s expenses and fees, including the Advisory Fee, will be accrued daily based on prior day net assets and taken into account in determining daily net asset value.  For any period less than a full month the Advisory Fee shall be prorated according to the proportion such period bears to a full month.

39

Fund Expenses & Limitations

Fund expenses for the existing class of shares shall in no case exceed the maximum operating expense limitation of 0.94% of the value of its average net assets for the fiscal year.

The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year.

New classes of shares of the Fund may carry a different operating expense limitation.

Dollar Amounts Paid to the Adviser

For the last three fiscal years ending June 30, 2006 the Adviser waived the following fees from each of the Funds.  Prior to March 23, 2004, management fees for Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, and Micro-Cap Limited Fund were calculated depending on the trailing performance relative to a market benchmark.  This total rate was then applied to current period assets to arrive at a management fee.  Since March 23, 2004 in order to comply with Rule 205-2 of the Investment Advisers Act of 1940, the performance rate portion of the management fee was applied to the average of net assets over the applicable performance period.

Portfolio by Fiscal Year	Advisory Fee Per Agreement	Expense Reimbursement	Waived Advisory Fees

Aggressive Investors 1 Fund
6/30/06	$5,849,588	$0	$0
6/30/05	$4,767,633	$0	$0
6/30/04	$5,237,599	$0	$0
Aggressive Investors 2 Fund
6/30/06	$3,427,171	$0	$0
6/30/05	$1,300,215	$0	$0
6/30/04	$828,380	$0	$0
Ultra-Small Company Fund
6/30/06	$1,109,408	$0	$0
6/30/05	$945,951	$0	$0
6/30/04	$878,143	$0	$0
Ultra-Small Company Market Fund
6/30/06	$4,121,479	$0	$0
6/30/05	$3,442,303	$0	$0
6/30/04	$3,525,174	$0	$0
Micro-Cap Limited Fund
6/30/06	$1,083,286	$0	$0
6/30/05	$852,130	$0	$0
6/30/04	$1,038,212	$0	$36,631
Small-Cap Growth Fund
6/30/06	$970,991	$0	$0
6/30/05	$298,689	$0	$66,898
6/30/04	$105,521	$0	$54,329
Small-Cap Value Fund
6/30/06	$1,382,308	$0	$0
6/30/05	$265,140	$0	$57,217
6/30/04	$77,280	$0	$71,095
Large-Cap Growth Fund
6/30/06	$351,297	$0	$0
6/30/05	$227,644	$0	$84,923
6/30/04	$96,920	$0	$53,250
Large-Cap Value Fund
6/30/06	$254,141	$0	$12,647
6/30/05	$124,046	$0	$65,893
6/30/04	$51,661	$16,844	$54,161
Blue Chip 35 Index Fund
6/30/06	$35,060	$103,383	$35,060
6/30/05	$29,576	$119,415	$29,576
6/30/04	$18,485	$82,469	$18,485
Balanced Fund
6/30/06	$368,490	$0	$0
6/30/05	$172,667	$0	$70,402
6/30/04	$86,975	$0	$84,452

40

Fees earned each month were adjusted in accordance with relevant expense limitations (See pages 23-40). The resulting net advisory fees were paid at the end of each month.

SERVICE AGREEMENTS

Master Administrative Agreement

On June 7, 2006, the Adviser entered into a Master Administrative Agreement with the Fund pursuant to which Bridgeway Capital Management, Inc. will act as Administrator for the Fund.  Under the terms of the agreement, Bridgeway Capital Management, Inc. will provide or arrange for the provision of certain accounting and other administrative services to the Fund which it is not required to provide under the terms of the investment advisory agreement.  Each Fund pays Bridgeway Capital Management, Inc. a fee of 0.05% of average annual net assets for services provided under the Master Administrative Agreement.  The Master Administrative Agreement provides that it will continue in effect until terminated by either the Fund or Bridgeway Capital Management, Inc. on 60 days’ written notice.

Expenses borne by Bridgeway Funds, in addition to the Advisory Fee include but are not limited to:

(1)                                  Charges and expenses of any custodian or depository appointed by Bridgeway Funds for the safekeeping of its cash, securities and other property,

(2)                                  Brokers’ commissions and issue and transfer taxes chargeable to Bridgeway Funds in connection with securities transactions to which a Fund is a party,

(3)                                  Directors’ fees and expenses of Bridgeway Funds’ Directors who are not interested persons of the Adviser,

(4)                                  Reimbursement to the Adviser for any compensation paid by the Adviser to Adviser staff members who serve in the role and fulfill the function of Bridgeway Funds’ Treasurer and Secretary. Such reimbursement will be in proportion to time spent on these Bridgeway Funds functions. Bridgeway Funds will not reimburse the Adviser for any compensation paid to the Bridgeway Funds President,

(5)                                  Charges and expenses of bookkeeping personnel, auditors, and accountants, computer services and equipment, and record keeping services and equipment,

(6)                                  Charges and expenses of the transfer agency and registrar function performed by or on behalf of Bridgeway Funds,

(7)                                  Taxes and corporate fees payable by Bridgeway Funds to federal, state or other government agencies,

(8)                                  Fees and expenses involved in registering and maintaining registration of Bridgeway Funds and of shares of Bridgeway Funds with the SEC and qualifying such shares under state or other securities laws, including the preparation and printing of prospectuses used for these purposes and for shareholders of Bridgeway Funds,

(9)                                  Expenses of Directors’ meetings and of preparing and printing reports to Directors and  shareholders,

(10)                            Charges and expenses of legal counsel for Bridgeway Funds and the Independent Directors of Bridgeway Funds incurred in connection with legal matters relating to Bridgeway Funds, including without limitation, legal services rendered in connection with Bridgeway Funds’ corporate existence, corporate and financial structure and relations with its shareholders, registrations and qualifications of securities under federal, state and other laws, issues of securities and expenses which Bridgeway Funds has herein assumed,

(11)                            Interest expense,

(12)                            Insurance expense, and

(13)                            Association membership dues.

The Adviser bears all of its costs and expenses in rendering the investment advisory services required under the Management Agreement. The Adviser also furnishes to Bridgeway Funds, at the Adviser’s expense,

41

office space in the offices of the Adviser and all necessary office facilities and equipment for managing the affairs and maintaining the records of Bridgeway Funds. If desired by Bridgeway Funds, the Adviser arranges for members of its organization, or its affiliates, to serve as agents of Bridgeway Funds without salaries from Bridgeway Funds.

The Adviser will not be liable to Bridgeway Funds for any error of judgment by the Adviser or any loss sustained by Bridgeway Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the Investment Company Act of 1940) or of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Other Service Providers

Transfer Agent.  Citigroup Fund Services, LLC, Two Portland Square, Portland, Maine 04101 acts as transfer agent for the Funds.

Fund Accounting.  Bridgeway Funds has entered into an Administration, Bookkeeping and Pricing Services Agreement, dated as of February 1, 2004, with ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202.  Under the terms of the agreement, ALPS provides services related to the daily administration of the Funds, including the preparation of financial statements, the maintenance of required books and records, and the computation of the net asset value for each fund.  Bridgeway Funds pays to ALPS an annual fee in the amount of $47,500 for each Fund for which ALPS provides such services.

Custodian. PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is custodian of all securities and cash of the Funds. Under the terms of the Custody Agreement, PFPC Trust Company maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on securities held by the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any depreciation of assets.

Independent Registered Public Accounting Firm.  Bridgeway Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Fund.  The Board of Directors has selected Briggs, Bunting & Dougherty, LLP, Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102, as the independent registered public accounting firm to audit the Funds’ financial statements.

Legal Counsel.  Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103 acts as legal counsel to the Funds and Adviser.

DISTRIBUTION OF FUND SHARES

Shares of the Funds are distributed primarily through mutual fund marketplaces.  You may also purchase shares directly from the Fund.  The Fund has entered into a Distribution Agreement with Foreside Fund Services, LLC, dated as of January 2, 2004 (and amended and restated as of October 1, 2004), pursuant to which Foreside has agreed to use reasonable efforts to solicit orders to purchase the Funds’ shares on a continuous basis.  Foreside is not obligated to sell any specific number of shares, but has agreed to devote reasonable time and effort to the sake of the Funds’ shares.  The Funds do not pay any commissions or other compensation to Foreside under the terms of the Distribution Agreement.

The Funds also have authorized one or more brokers to receive purchase and redemption orders on their behalf.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds.  The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.  Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Funds.

42

Rule 12b-1 Plan

On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Fund’s average daily assets for sales and distribution of Bridgeway Funds shares.  In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares.  This plan has been re-approved each year by the Independent Directors.

On October 1, 2003, Bridgeway Funds shareholders approved modification of the 12b-1 plan to permit selected Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee.  This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives.

Currently, there are no classes of Fund Shares subject to this 12b-1 fee.

N Shares

The Adviser pays all 12b-1 fees up to 0.25% on all Class N shares. N shares are intended as no- or low- cost distribution alternatives and are the original shares of Bridgeway Funds.  Shareholders of Class N shares therefore pay no 12b-1 fees.

Currently, the Funds do not have a class of shares where shareholders pay a 12b-1 fee.

12b-1 Fees

The 12b-1 fees pay for the following:

For reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered to support this Plan for the accounts of Bridgeway Funds shareholders who purchase and redeem their shares through such banks or other institutions.

FUND TRANSACTIONS AND BROKERAGE

The Adviser determines which securities are bought and sold, the total amount of securities to be bought or sold, the broker or dealer (‘broker”) through which the securities are to be bought or sold, and the commission rates, if any, at which transactions are effected for the Funds. Subject to the investment objectives established for each Fund, the Adviser selects brokers on the basis of price and execution, consistent with its duty to seek “best execution.”  In selecting a broker for a particular transaction, the Adviser considers the fees and expenses to be charged by the broker and the efficiency of the broker.  Where multiple competing markets (or exchanges) exist for listed stocks, the Adviser makes sure that the security is executed on the best market (or exchange, or by the best market maker).  In seeking best execution, the Adviser considers all factors it deems relevant, including, but not limited to:  (1) quality of overall execution services provided by the broker; (2) promptness of execution; (3) promptness and accuracy of oral, hard copy or electronic reports of execution; (4) ease of use of the broker’s order entry system; (5) the market where the security trades; (6) any expertise the broker may have in executing trades for the particular type of security; (7) commission and other fees charged by the broker; (8) reliability of the broker; (9) size of the order; (10) whether the broker can maintain and commit adequate capital when necessary to complete trades; and (11) whether the broker can respond during volatile market periods.

The Adviser does not consider a broker’s sales of shares of the Funds when determining whether to select such broker to execute portfolio transactions for the Funds.  The Adviser does not receive any compensation from brokers.  The Adviser does not participate in any soft dollar commission arrangements.

43

In its three most recent fiscal years ending June 30, 2006, Bridgeway Funds paid brokerage commissions as follows:

	Brokerage Commissions Paid
Fund	6/30/2006	6/30/2005	6/30/2004
Aggressive Investors 1 Fund	$393,808	$429,531	$548,455
Aggressive Investors 2 Fund	$339,250	$133,551	$143,631
Ultra-Small Company Fund	$188,110	$147,052	$152,746
Ultra-Small Company Market Fund	$656,357	$252,257	$377,619
Micro-Cap Limited Fund	$97,687	$61,505	$89,082
Large-Cap Value Fund	$8,187	$3,020	$6,042
Large-Cap Growth Fund	$14,135	$5,355	$11,400
Small-Cap Value Fund	$186,688	$32,730	$16,471
Small-Cap Growth Fund	$111,828	$18,045	$14,980
Blue Chip 35 Index Fund	$5,966	$2,711	$5,382
Balanced Fund	$10,214	$35,819	$27,220
Total	$2,012,230	$1,121,576	$1,393,028

The Adviser’s present policy is to (1) conduct essentially all of its own financial research and (2) not to participate in any soft dollar commission arrangements.

SECURITY SELECTION PROCESS

The equity securities in which Bridgeway Funds invests consist of common stock, although it reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities, or warrants, if such securities are deemed to be undervalued significantly and their purchase is appropriate in furtherance of each Fund’s objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by Bridgeway Funds will be in the highest three levels of “investment-grade,” that is, rated A or better by either Moody’s Investors Service, Inc. “Moody’s” or Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. (“S&P”), or, if unrated, judged to be of equivalent quality as determined by the Adviser.  Bridgeway Funds may also invest in the following debt securities: (1) those which are direct obligations of the U.S. Treasury (e.g., Treasury bonds or bills), (2) those supported by the full faith and credit of the United States (e.g., “GNMA” certificates) and (3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g., “FNMA” securities).

The Balanced Fund may invest a portion of its fixed-income securities in bonds below investment grade.  Non-investment grade debt obligations (“lower-quality securities”) include (1) bonds rated as low as C by Moody’s, S&P and  comparable  ratings  of other  nationally recognized  statistical rating  organizations  (“NRSROs”);  (2) commercial paper rated as low as C by S&P, not Prime by Moody’s,  and comparable ratings of other NRSROs;  and (3) unrated debt obligations of comparable  quality.  Lower quality securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy.  They are regarded as predominantly speculative and present a significant risk for loss of principal and interest.

It is expected that short-term money market securities would normally represent less than 10% of Bridgeway Funds’ total assets.  However, in the event future economic or financial conditions adversely affect equity securities of the type described above, Bridgeway Funds may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities.  These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER—CENTER FOR RESEARCH IN SECURITY PRICES

Ultra-Small Company Market Fund is not sponsored, sold, promoted, or endorsed by University of Chicago’s Center for Research in Security Prices (“CRSP”), the organization that created and maintains the CRSP Cap-Based Portfolio 10 Index.  CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in Bridgeway Funds specifically.  CRSP has no obligation or liability with respect to Bridgeway Funds or its shareholders.

44

ALLOCATION OF TRADES TO CLIENTS

The Adviser has adopted a written trade allocation policy that is intended to ensure that trades are allocated fairly and equitably among client accounts over time.  Specifically, in order to provide for the fair treatment of all clients, while recognizing the need for flexibility, the Adviser will strive to allocate trades among clients in a fair, equitable, and efficient manner over time taking into consideration the characteristics and needs of the client accounts, account investment strategy and existing market conditions.  The Adviser considers specific factors, especially and including (i) each client’s investment objectives; (ii) proprietary investment model(s) results; (iii) the degree to which the account is actively or passively managed; (iv) current account holdings; (v) each client’s available cash and/or cash needs; (vi) the client’s borrowing ability; and (vii) the client’s tax situation.

The Adviser may deviate from its standard trade allocation methodologies if, in the opinion of the Adviser, the methodology would result in unfair or inequitable treatment to some or all of its clients over time, or in response to specific overriding instructions from the client (provided the deviation is not harmful to other clients).

The Adviser’s client accounts are custodied at either Charles Schwab & Co., Inc. (“Schwab Accounts”) or elsewhere (“Non-Schwab Accounts”).  Generally, the Adviser allocates trades in the same securities to client accounts as follows:

Chart Order

When a trade involves both Schwab and Non-Schwab Accounts, the trader will consult Chart Order to determine whether the Schwab or Non-Schwab Account trades will be executed first.  Chart Order is maintained by the trading team and includes a list of all client accounts coded as either Schwab or Non-Schwab depending upon each client’s account characteristics as described above.  New client accounts are added to the end of the Chart Order on the date the account is accepted by the Adviser.  The client account listed first determines whether Schwab or Non-Schwab Accounts will be executed first for the specific trade.  For example, if a Fund or a client account custodied somewhere other than Schwab is first on the list then the Non-Schwab Accounts will go first for trading purposes.  Using this same example, once the Non-Schwab Account trades are executed, the Schwab Accounts will be executed.

Random Allocation

Trades for Non-Schwab Accounts may be executed by multiple brokers, platforms and/or networks at different prices.  By contrast, trades for Schwab Accounts are generally placed through Schwab unless the Adviser determines it is in the Schwab Account’s best interest to trade elsewhere in the pursuit of best execution.  In either case, the Adviser may receive full or partial fills resulting in a variation of prices received for the purchase or sale of a given security.  In order to minimize the number of trade tickets generated and maintain the efficiency of the trading process, the Adviser will not average all trades executed by multiple brokers on a given trading day.  Rather, the Adviser will seek to completely fill a client account whenever possible before allocating shares to the next client account.  Fills received from Schwab are allocated to Schwab Accounts.

The Adviser utilizes the random trade allocation function within its trade order management system to allocate executed trades to client accounts.  The random allocation of trades applies to partial and full fill situations.  In partial fill situations, as additional shares are executed, the system will continue to randomly fill the client orders, attempting to completely fill a client account before moving on to the next.

NET ASSET VALUE

The net asset value (“NAV”) of Fund shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”, currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business.  If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days:  New

45

Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  However, the Exchange may close on days not included in that announcement.

The net asset value per share of each Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of that Fund’s shares outstanding at such time.

A Fund’s securities (other than options) that are principally traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at their last sale on the primary exchange on which they are traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price (long position) or ask price (short positions.)  Options are valued at the average of the best bid and best offer quotations.  Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e., T-Bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. In the event that a non-NYSE exchange extends the hours of its regular trading session, securities primarily traded on that exchange will be priced as of the close of the extended session. If a security price from two pricing sources is different (within a degree of materiality), the Adviser will obtain a price from a third independent source. When the price from two pricing sources is the same (within a degree of materiality), this will be prima facie evidence that the price is correct as of the close of the NYSE, even if a third or fourth source is different or if better information becomes available later. Bridgeway Funds will not re-price Funds based on a later security closing price that may be reported, for example, in the next day’s newspaper or by notification by the Exchange.

In determining NAV, each Fund’s assets are valued primarily on the basis of market quotations as described above.  However, the Board of Directors has adopted procedures for making “fair value” determinations if market quotations are not readily available.  Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith or under the direction of the Board of Directors.  Fair value pricing generally is used most often for pricing a fund’s foreign securities holdings that are traded on foreign securities exchanges.  However, the Bridgeway Funds only invest in foreign securities that are traded on U.S. exchanges.  Nonetheless, if there is a trading halt on a security or some other circumstance, the Adviser’s staff will use its best efforts to research the reasons for there being no closing price.  The Adviser will contact the Board with pricing proposals as soon as possible if the value of the security is more than 1.5% of a Fund’s net asset value based on the most recent full day the security traded.  Below this amount, a “fair value” price will be determined by a committee comprised of the Adviser’s investment management team and a member of the trading team.  In the absence of further news, other information or resumption of trading, this price will be used until the next Board meeting.  If there are multiple trading halts in one Fund, the Board will be contacted for fair value pricing if the total of all trading halts is more than 2% of net assets based on the most recent full day each individual security traded.  If the value of the security based on the most recent full day the security traded is less than or equal to 1.5% of the total net asset value of the Fund and the market value of the holding based on the previous days’ closing price is less than $0.01 times the previous days Fund shares outstanding, any member or back-up member of the committee may price the security.  The valuation assigned to a fair valued security for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

REDEMPTION IN KIND

Bridgeway Funds has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940 pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90 day period for any one shareholder.  Should redemption requests by any shareholders exceed such amounts, Bridgeway Funds shall have the option of redeeming the excess in cash or in kind.  Redemption requests may be paid in kind if payment of such requests in cash would be detrimental to the interests of the remaining shareholders of a Fund.  In addition, shareholders may request to redeem securities in kind for redemption requests above $250,000 or 1% of net assets of a Fund during any 90 day period.  The redemption in kind will be effected at approximately the shareholder’s

46

proportionate share of the Fund’s current net assets, so the redemption will not result in the dilution of the interests of the remaining shareholders.  The Fund Treasurer or her designee will determine whether the requested redemption in kind is in the best interest of the Fund.  If the Funds’ Treasurer or designee believes that implementation of this procedure would not be in the best interest of the Fund, the request will be denied and the redemption will be made in cash.  Any shareholder request for a redemption in kind, including a denial of a request, will be reported to the Funds’ Board, usually at the same meeting in which quarterly transactions are reviewed.  Share redemptions which are requested and made “in kind” in the Ultra-Small Company Market Fund will have the 2% redemptions reimbursement fee waived; typically, these would be for larger redemptions of at least $100,000.

TAXATION

Qualification as a Regulated Investment Company.

Each Fund has elected to be taxed under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) as a regulated investment company and intends to maintain its qualification as such in each of its taxable years.  As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount equal to (i) at least 90% of its investment company taxable income (i.e., in general, net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund may use “equalization accounting” in determining the portion of its net investment income and capital gain net income that has been distributed.  A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash.  While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each taxable year in an aggregate amount at least sufficient to satisfy the Distribution Requirement, the Fund reserves the right to use equalization accounting (in lieu of making cash dividends) to  both  eliminate federal income and excise tax as well as to satisfy the Distribution Requirement.  The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares.  In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income and excise tax, and, potentially, may be disqualified as a regulated investment company if the Distribution Requirement is determined not to have been met (see discussion below on what happens if a Fund fails to qualify as a regulated investment company) .

In addition to satisfying the Distribution Requirement, a regulated investment company must  derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gain is directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from

47

certain publicly traded partnerships (the “Income Requirement”).  Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the “Asset Diversification Test”). Under this test, at the close of each quarter of each Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, collectively, in the securities of certain publicly traded partnerships.

For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option.  The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself.  With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index.  It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options.  It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency.  Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

Under an IRS revenue procedure, a Fund may treat its position as lender under a repurchase agreement as a U.S. Government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. Government securities.

If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction (to the extent discussed below) in the case of corporate shareholders and will be included in the qualified dividend income of non-corporate shareholders.  See “Fund Distributions” below.

Determination of Taxable Income of a Regulated Investment Company.

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign

48

currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.  In certain cases, a Fund may make an election to treat such gain or loss as capital.

Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales “against the box”) may be subject to special tax treatment as “constructive sales” under Section 1259 of the Code if a Fund holds certain “appreciated financial positions” (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value.  Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as “Section 1256 contracts.”  Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer’s obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year.  The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss.  However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.  If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle.  A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

Other hedging transactions in which the Funds may engage may result in “straddles” or “conversion transactions” for U.S. federal income tax purposes.  The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds.  In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized.  Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

A Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while such Funds intend to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of the Fund as a regulated investment company might be affected. Certain requirements that must be met under the code in order for the Fund to qualify as a regulated investment company may limit the extent to which these Funds will be able to engage in swap agreements. The Funds intend to monitor developments in this area that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects.

49

Each Fund may invest in securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Because application of any of the foregoing rules governing debt instruments, Section 1256 contracts, constructive sales, straddle, conversion transactions, securities lending, and swaps may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed or be less than its book income.  Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of a Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

Excise Tax on Regulated Investment Companies.

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above); such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.  In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

PFIC Investments.

The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”).  In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities and recognize any gains at the end of a Fund’s fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock.  For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or

50

long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.  You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.

Investment in REMICs.

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). To the extent that a Fund invests in REMIC residual interests, a portion of the Fund’s income that is attributable to these residual interests (and which is referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if you held the related REMIC residual interest directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Fund Distributions.

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes.  It is anticipated that a portion of such dividends will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers as discussed below.

Capital Gain Distributions. A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year.  Each Fund currently intends to distribute any such amounts.  If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (in general, currently taxable at a maximum rate of 15% for non- corporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Qualified Dividend Income for Individuals. Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, or are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program.  In addition, qualifying dividends include dividends paid with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Also, dividends received by a Fund from PFICs are not qualifying dividends.  If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross

51

income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

Corporate Dividends Received Deduction. Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as “S” corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year.  Also, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction (as discussed below).

Both a Fund and the corporate shareholder must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 46 days during the 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, corporate shareholders must hold their Fund shares for at least 46 days during the 91-day period beginning 45 days before the Fund distribution goes ex-dividend.

Alternative Minimum Tax. Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount.  However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a non-corporate shareholder may not exceed a maximum rate of 15%.  The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI.  However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI.  However, certain small corporations are wholly exempt from the AMT.

Other Distribution Rules. Distributions by a Fund that are not from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

52

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital.  Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution.  The price of shares purchased at this time may reflect the amounts of the forthcoming distribution.  Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

U.S. Government Interest. The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund.  The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Sale or Redemption of Shares.

In general.   A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  Any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  Currently, any long-term capital gain recognized by a non-corporate shareholder generally will be subject to tax at a maximum rate of 15%.

Redemptions at a Loss. Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Backup Withholding.

The Funds may be required to withhold 28% of taxable distributions and/or redemption payments.  By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•      provide your correct social security or taxpayer identification number,

•      certify that this number is correct,

•      certify that you are not subject to backup withholding, and

•      certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Foreign Shareholders.

Non-U.S. Investors (shareholders who, as to the United States, are a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. Investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or lower treaty rate) on U.S. source dividends.

53

Capital Gain Dividends; Short-Term Capital Gain Dividends; Gain Realized on Redemption of Shares. In general, capital gain dividends paid by a Fund from either long-term or short-term capital gains, and amounts retained by a Fund that are designated as undistributed net capital gain, are not subject to U.S. withholding tax (unless attributable to gain realized on disposition of U.S. real property interests as discussed below) unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Also, you would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund.

Interest-Related Dividends. Also, interest-related dividends paid by a Fund from qualified interest income are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount and (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which a Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  However, while a Fund makes every effort to disclose any amounts of interest-related dividends distributed to its non-U.S. shareholders, intermediaries who have assumed tax reporting responsibilities on these distributions may not have fully developed systems that will allow these tax withholding benefits to be passed through to non-U.S. shareholders.

Ordinary Dividends; Effectively Connected Income; Sunset Rule. Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations, and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis at the rates applicable to U.S. citizens or domestic corporations, in which case you may be required to file a nonresident U.S. income tax return. The exemption from withholding for short-term capital gain dividends and interest-related dividends paid by a Fund is effective for dividends paid with respect to taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, unless such exemption is extended or made permanent.

Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including Real Estate Investment Trusts (REITs). The sale of a U.S. real property interest by a Fund, or by a REIT or U.S. real property holding corporation in which the Fund invests, may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) if all of the following requirements are met:

•                  The RIC is classified as a qualified investment entity. A “qualified investment entity” includes a RIC if, in general, more than 50% of the RIC’s assets consists of interests in REITs and U.S. real property holding corporations;

•                  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution; and

•                  If these conditions are met, Fund distributions to you are treated as gain from the disposition of a U.S. real property interest (USRPI), causing the distribution to be subject to U.S. withholding tax at a rate of 35%, and requiring that you to file a nonresident U.S. income tax return.

•                  In addition, even if you are a non-U.S. shareholder that owns 5% or less of a class of shares of a Fund classified as a qualified investment entity, Fund Distributions to you attributable to gain realized by the Fund from disposition of USRPI will be treated as ordinary dividends (rather than short- or long-term capital gain) subject to withholding at a 30% or lower treaty rate.

Because each Fund expects to invest less than 50% of its assets at all times, directly and indirectly, in U.S. real property interests, the Funds do not expect to pay any dividends that would be subject to FIRPTA reporting and tax withholding.

54

U.S Tax Certification Rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding.  Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

U.S. Tax Refund.  Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7.

U.S. Estate Tax. An individual who, at the time of death, is a Non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.  A partial exemption from U.S estate tax may apply to stock in a Fund held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by a Fund at the end of the quarter immediately preceding the decedent’s death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2008, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Foreign Income Tax.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source.  The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income.  It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known.  Any such foreign income taxes withheld at the source could reduce the Fund’s income dividends paid to you.

Effect of Future Legislation; Local Tax Considerations.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.  Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

55

This discussion of “TAXATION” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in the Funds.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations, used in Bridgeway Funds’ printed materials, for the one-, five-, and ten-year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

P (1 + T)n = ERV

where “P” equals hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-years periods, at the end of the one-, five- and ten-year periods (or fractional portion thereof).

Total return after taxes on distributions is computed according to the following formula:

P (1 + T) (n) = ATV(D)

Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distribution); “n” = number of years, and ATV(d) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P (1 + T) (n) = ATV(DR)

Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distributions and redemption); “n” = number of years and ATV(dr) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

As of June 30, 2006
			10 Years or Since
Total Return Before Taxes	1 Year	5 Year	Inception (if less)
Aggressive Investors 1 Fund	21.81%	10.45%	19.61%
Aggressive Investors 2 Fund	21.65%	N/A	13.31%
Ultra-Small Company Fund	25.58%	25.83%	21.95%
Ultra-Small Company Market Fund	15.07%	22.35%	16.78%
Micro-Cap Limited Fund	14.93%	13.89%	19.67%
Small-Cap Growth Fund	22.20%	N/A	15.71%
Small-Cap Value Fund	25.25%	N/A	19.36%
Large-Cap Growth Fund	10.09%	N/A	7.45%
Large-Cap Value Fund	14.69%	N/A	15.51%
Blue Chip 35 Index Fund	6.64%	1.28%	5.26%
Balanced Fund	7.83%	5.87%	5.87%

56

			10 Years or Since
Total Return After Taxes on Distributions	1 Year	5 Year	Inception (if less)
Aggressive Investors 1 Fund	19.76%	10.08%	18.04%
Aggressive Investors 2 Fund	21.24%	N/A	13.23%
Ultra-Small Company Fund	23.11%	22.88%	25.25%
Ultra-Small Company Market Fund	14.52%	22.16%	16.64%
Micro-Cap Limited Fund	12.69%	11.38%	17.55%
Small-Cap Growth Fund	22.20%	N/A	15.71%
Small-Cap Value Fund	25.25%	N/A	19.36%
Large-Cap Growth Fund	10.09%	N/A	7.45%
Large-Cap Value Fund	14.05%	N/A	15.23%
Blue Chip 35 Index Fund	6.10%	0.79%	4.86%
Balanced Fund	7.29%	N/A	5.52%

Total Return After Taxes on			10 Years or Since
Distributions and Sale of Fund Shares	1 Year	5 Year	Inception (if less)
Aggressive Investors 1 Fund	18.24%	9.07%	16.86%
Aggressive Investors 2 Fund	18.96%	N/A	11.64%
Ultra-Small Company Fund	20.98%	21.76%	24.26%
Ultra-Small Company Market Fund	12.73%	19.88%	15.17%
Micro-Cap Limited Fund	12.77%	11.07%	16.66%
Small-Cap Growth Fund	18.87%	N/A	13.58%
Small-Cap Value Fund	21.47%	N/A	16.79%
Large-Cap Growth Fund	8.58%	N/A	6.39%
Large-Cap Value Fund	12.00%	N/A	13.22%
Blue Chip 35 Index Fund	5.34%	0.79%	4.33%
Balanced Fund	6.38%	N/A	4.86%

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

The time periods used in sales literature, under the foregoing formula, will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the sales literature for publication.  Average annual total return, or “T” in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value.  Average annual total return assumes the reinvestment of all dividends and distributions.

Yield

Annualized yield quotations based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in Bridgeway Funds’ registration statement, and used in its sales literature and promotional materials, are computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

where “a” equals dividends and interest earned during the period; “b” equals expenses accrued for the period, (net of reimbursements); “c” equals the average daily number of shares outstanding during the period that are entitled to receive dividends; and “d” equals the maximum offering price per share on the last day of the period.

Any such disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which yield is calculated.

57

Except as noted below, in determining net investment income earned during the period (“a” in the above formula), Bridgeway Funds calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation’s yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest).  Once interest earned is calculated in this fashion for each debt obligation held by Bridgeway Funds, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if not, the maturity date.

Other Information

Bridgeway Funds’ performance data quoted in sales and other promotional materials represents past performance and is not intended to predict or indicate future results.  The return and principal value of an investment in Bridgeway Funds will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount.  In advertising and promotional materials, Bridgeway Funds may compare its performance with data published by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”); Fund rankings and other data, such as comparative asset, expense, and fee levels, published by Lipper, Morningstar, or Bloomberg; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron’s.

GENERAL INFORMATION

Bridgeway Funds is authorized to issue 1,000,000,000 shares of common stock, $.001 par value (the “Common Stock”).  It is not contemplated that regular annual meetings of shareholders will be held.  No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of Bridgeway Funds’ outstanding shares. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as the Board is comprised of less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors.  Bridgeway Funds has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors.  Such removal can be effected upon the action of two-thirds of outstanding Bridgeway Funds shares.  The Directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any Director when requested in writing to do so by shareholders of record of not less than 10% of Bridgeway Funds’ outstanding shares.  The Directors will then, if requested by the applicants (i.e., the shareholders applying for removal of the Director), mail the applicant’s communication to all other shareholders, at the applicant’s expense.

FINANCIAL STATEMENTS

The audited financial statements of each Fund for the fiscal year ended June 30, 2006 and the report of the Funds’ independent registered public accounting firm in connection therewith are included in the 2006 Annual Report to Shareholders and are incorporated by reference in this Statement of Additional Information.

The Funds’ financial statements for the year ended June 30, 2006 were audited by Briggs, Bunting & Dougherty, LLP, whose report thereon is included in the Funds’ annual report.

58

APPENDIX A — PROXY VOTING POLICY

BRIDGEWAY CAPITAL MANAGEMENT, INC.

PROXY VOTING PROCEDURES

As of February 8, 2006

I.                                      GENERAL STATEMENT

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.  When Bridgeway Capital Management, Inc. (the “Adviser”) has discretion to vote the proxies of its clients, it will vote those proxies in the best interests of its clients and in accordance with these procedures and policies.

II.                                  PROXY VOTING PROCEDURES

(A)          All proxies received by the Adviser will be sent to Audrey Fersten or her designee.  Audrey or her designee will:

(1)                                  Keep a record of each proxy received;

(2)                                  Determine which accounts managed by the Adviser holds the security to which the proxy relates

(3)                                  Compile a list of accounts that hold the security, together with the number of votes each account controls (reconciling any duplications), and the date by which the Adviser must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

(4)                                  Identify Routine Items, Non-Routine Items and Conflicts of Interests Items on the proxy and determine whether a specific policy of the Adviser applies to the Non-Routine Items and Conflict of Interest Items.  For example, Routine Items would include voting on Boards of Directors, incentive plans and ratification of auditors and Non-Routine Items would include anything that is listed on the attached Exhibit A as being voted on a case-by-case basis.

•                                          Audrey Fersten or her designee will identify any conflicts that exist between the interests of the Adviser and its clients.  This examination will include a review of the relationship of the Adviser and its affiliates with the issuer of each security (and any other of the issuer’s affiliates) to determine if the issuer is a client of the Adviser or has some other relationship with the Adviser or a client of  the Adviser.

59

(5)                                  Vote a Routine Item (with no corporate governance implications) according to the Adviser’s specific policy and, if applicable, vote the Non-Routine Item or Conflicts of Interest according to the Adviser’s specific policy.  Audrey Fersten or her designee should vote these proxies by completing them and submitting them in a timely and appropriate manner.

(6)                                  If no specific policy applies to a Non-Routine Item or Conflict of Interest Item, follow the general policy for voting of Non-Routine Items and Conflict of Interest Items.

III.                              PROXY VOTING POLICIES

In the absence of specific voting guidelines from a client, the Adviser will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer.  The Adviser believes that voting proxies in accordance with the Proxy Voting Guidelines attached as Exhibit A is in the best interest of its clients, which are the same guidelines adopted by Bridgeway Funds, Inc.

CONFLICTS OF INTEREST

(1)                                  If the Adviser has a direct or indirect interest in any issues that are the subject of a proxy to be voted for a client’s account, the Adviser shall disclose to the client in writing the substance of the Adviser’s interest in the issue and shall seek from the client written direction on how such issue is to be voted.

(2)                                  If the Adviser does not receive written direction from a client on how to vote on an issue on which the Adviser has a direct or indirect interest, the Adviser may resolve the conflict by voting client securities based upon the best interest of the client.

(3)                                  This existence of an issue on which the Adviser has a direct or indirect interest shall not prevent the Adviser from voting on other issues on the same proxy on which the Adviser does not have a conflict of interest.

IV.                             DISCLOSURE

(A)                              The Adviser will disclose in its Form ADV, Part II that clients may contact Audrey Fersten, via e-mail or telephone at 1-800-661-3550 in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of these procedures and policies.  If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

60

(B)                                A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser’s Form ADV, Part II, and will be updated whenever these procedures and policies are updated.

V.                                 RECORDKEEPING

The Adviser will maintain files relating to these proxy voting procedures in an easily accessible place.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser.  Records of the following will be included in the files:

(A)                              Copies of the proxy voting procedures and policies, and any amendments thereto.

(B)                                A copy of each proxy statement that the Adviser receives, provided however that the Adviser may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statement that are so available.

(C)                                A record of each vote that the Adviser casts.

(D)                               A copy of any document the Adviser created that was material to making a decision on how to vote proxies or that memorializes that decision.

(E)                                 A copy of each written client request for information on how the Adviser voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted the client’s proxies.

61

EXHIBIT A

Revised: February 8, 2006

Proxy Voting Guidelines

Bridgeway Aggressive Investors 1
Bridgeway Aggressive Investors 2
Bridgeway Ultra-Small Company
Bridgeway Ultra-Small Company Market
Bridgeway Micro-Cap Limited
Bridgeway Small-Cap Growth
Bridgeway Small-Cap Value
Bridgeway Large-Cap Growth
Bridgeway Large-Cap Value
Bridgeway Blue Chip 35 Index
Bridgeway Balanced

As a long-term equity investor, Bridgeway Funds, Inc. and each of its series (each a “Fund” and collectively, the “Funds”) strives to encourage corporate responsibility, which includes respectful treatment of workers, suppliers, customers and communities, environmental stewardship, product integrity and high standards of corporate ethics as well as more traditional measures of sound corporate governance.  These Guidelines summarize the Funds’ position on various issues of concern to investors and give general indication as to how Bridgeway Capital Management, Inc. (the “Adviser”), on behalf of each of the Funds, will vote shares on each issue.

The guidelines are not meant to be exhaustive, nor can they anticipate voting issues on which the Funds may be asked to cast their proxies.  To the extent each Fund votes proxies in a manner not strictly in accordance with the guidelines, the Fund will reserve the right to evaluate proxy votes on a case by case basis, as it assesses that which is in the best interest of Fund shareholders.

The Funds’ proxy voting record is available by request and is also available on the Securities and Exchange Commission’s website at www.sec.gov.

CORPORATE GOVERNANCE

A.                        Board and Governance Issues

Boards of Directors

The Board of Directors is responsible for the governance of the corporation, including representing the interests of shareholders and overseeing the company’s relationships with other stakeholders.

The Fund will oppose entire boards of directors which do not include both females and members of racial minority groups, and will therefore exercise this position by voting against proposed slates.

The Fund will support proposals requesting that the majority of directors be independent and that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

The Fund will examine on a case-by-case basis proposals seeking to separate the positions of Chair of the board and Chief Executive Officer as well as resolutions asking for the Chair to be an independent director.

The Fund will ordinarily oppose proposals to reincorporate outside the United States if the Adviser determines that such reincorporation is no more than the establishment of a skeleton

62

offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increased costs of director’s liability insurance, many states have passed laws limiting director liability for actions taken in good faith.  It is argued that such indemnification is necessary for companies to be able to attract the most qualified individuals to their boards.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

The Fund will ordinarily support proposals seeking to indemnify directors and limit director liability for acts excluding fraud or other wanton or willful misconduct or illegal acts, but will oppose proposals seeking to indemnify directors for all acts.

Director Stock Ownership

Advocates of requirements that directors own shares of company stock argue that stock ownership helps to align the interests of directors with the interests of shareowners.  Yet there are ways that such requirements may also undermine good governance:  limiting board service only to those who can afford to purchase shares; or encouraging companies to use stock awards as part or all of director compensation.  In the latter case, unless there are mandatory holding requirements or other stipulations that help to assure that director and shareowner incentives are indeed aligned, awards of stock as compensation can create conflicts of interest where board members may make decisions for personal gain rather than for the benefit of shareowners.  Thus, in some circumstances director stock ownership requirements may be beneficial and in others detrimental to the creation of long-term shareowner value.

The Fund will examine and vote on a case-by-case basis proposals requiring that corporate directors own shares in the company.

The Fund will oppose excessive awards of stock or stock options to directors.

Limit Directors’ Tenure

Corporate directors generally may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds.  However, continuity is also important and there is no empirical support for the proposition that a limitation on director tenure improves governance.  It may be in the best interests of the shareowners for long-serving directors to remain on the board, providing they maintain their independence as well as the independent perspective they bring to the board.

Accordingly, the Fund will examine and vote on a case-by-case basis proposals to limit director tenure.

Increase Authorized Common Stock

The Fund will generally support the authorization of additional common stock necessary to facilitate a stock split.

The Fund will examine and vote on a case-by case basis proposals authorizing the issuance of additional common stock.  If the company already has a large amount of stock authorized but not issued, or reserved for its stock option plans, or where the request is to increase shares by more than 100 percent of the current authorization, the Fund will ordinarily oppose the proposals (unless there is a convincing business plan for use of additional authorized common stock) due to concerns that the authorized but un-issued shares will be used as a poison pill or other takeover defense.

63

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are set by the Board at a future date without further shareholder action.  While such an issue can in theory have legitimate corporate purposes, most often it has been used as a takeover defense since the stock has terms that make the entire company less attractive.

The Fund will generally oppose the creation of blank check preferred stock.  In addition, the Fund will ordinarily oppose increases in authorization of preferred stock with unspecified terms and conditions of use that may be determined by the board at a future date, without approval of shareholders.

Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

The Fund will vote on a case-by-case basis on issues involving classified boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeover laws, or to reduce tax or regulatory burdens.

While each reincorporation proposal will be evaluated based on its own merits, the Fund will generally support reincorporation resolutions for valid business reasons (such as reincorporating in the same state as the corporate headquarters).

The Fund will ordinarily oppose proposals to reincorporate outside the United States if the Adviser determines that such reincorporation is no more than the establishment of a skeleton offshore headquarters or mailing address for purposes of tax avoidance, and the company does not have substantial business activities in the country in which it proposes to reincorporate.

Charter and By-Laws

There may be proposals involving changes to corporate charters or by-laws that are not otherwise addressed in or anticipated by these guidelines.

The Fund will examine and vote on a case-by-case basis proposals to amend or change corporate charter or bylaws, and may support such proposals if they are deemed consistent with shareholders’ best interests and the principles of sound governance and overall corporate social responsibility underlying these guidelines.

Cumulative Voting

Cumulative voting allows shareholders to “stack” their votes behind one or few directors running for board, thereby helping a minority of shareholders to win board representation.  Cumulative voting gives minority shareholders a voice in corporate affairs proportionate to their actual strength in voting shares. However, like many tools, cumulative voting can be misused.   In general, where shareowner rights and

64

voice are well protected by a strong, diverse, and independent board and key committees, where shareowners may call special meetings or act by written consent, and in the absence of strong anti-takeover provisions, cumulative voting is usually unnecessary.

The Fund will examine and vote on a case-by-case basis proposals calling for cumulative voting in the election of directors.

Selection of Auditor

Annual ratification of the selection of the outside accountants is standard practice.  While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.  Audit committees have been the subject of a report released by the Blue Ribbon Commission on Improving the Effectiveness of Corporate Audit Committees in conjunction with the NYSE and the National Association of Securities Dealers.  The Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants.  The NYSE and AMEX have also adopted requirements for audit committee operations for listed companies.  Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence.

The Fund will oppose the resolutions seeking ratification of the auditor when fees for financial systems design and implementation exceed audit and all other fees, as this can compromise the independence of the auditor.

The Fund will oppose the resolutions seeking ratification of the auditor if the auditors have significant other professional or personal relationships with the corporation that compromises the auditors independence.

B.            Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

The Fund will oppose an executive compensation proposal if it is believed the compensation does not reflect the economic and social circumstances of the company (i.e. at times of layoffs, downsizing, employee wage freezes, etc.)

The Fund will examine and vote on a case-by-case basis proposals requesting companies to disclose the compensation of top management and the Board of Directors.

Formation and Independence of Compensation Review Committee

The Fund will support shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Directors and Executives

During the 1990s, the use of stock options in executive compensation soared.  While the stock market was gaining, few investors complained.  Yet after the fall of the market, executive compensation, and the use of option-based compensation in particular, continued to increase at levels that seemed disconnected from the change in companies’ financial fortunes.  Many investors began to question whether stock option grants to senior executives were serving their intended function: of aligning the interests of company management with those of shareowners.

The Fund will ordinarily oppose proposals to approve stock option plans in which the dilutive effect exceeds 10 percent of share value, or, for companies with small market capitalization, 15 percent of

65

share value.  Option grants that are below these thresholds will be examined and voted on a case-by-case basis to evaluate whether there are valid business reasons for the grants.

The Fund will ordinarily oppose proposals to approve stock option plans that contain provisions for automatic re-pricing, unless such plans contain provisions to limit unrestricted resale of shares purchased with re-priced options.

The Fund will examine and vote on a case-by-case basis proposals for re-pricing of underwater options.

The Fund will ordinarily oppose proposals to approve stock option plans that have option exercise prices below the market price on the day of the grant.

The Fund will ordinarily support proposals requiring that all option plans and option re-pricing must be submitted for shareholder approval.

The Fund will ordinarily oppose proposals to approve stock option plans with “evergreen” features, reserving a specified percentage of stock for award each year with no termination date.

The Fund will ordinarily support proposals to approve stock option plans for outside directors subject to the same constraints previously described.

The Fund will ordinarily support proposals requesting indexing of stock options.

The Fund will ordinarily support proposals requesting expensing future stock options.

Employee Stock Ownership Plan (ESOPs)

The Fund will support proposals to approve ESOPs created to promote active employee ownership.

Pay Equity

The Fund will examine and vote on a case-by-case basis proposals requesting that management provide a pay equity report.

Ratio Between CEO and Worker Pay

The Fund will examine and vote on a case-by-case basis proposals requesting that management report on the ratio between CEO and employee compensation.

Executive Compensation Tie to Non-Financial Performance

The Fund will support proposals asking companies to review their executive compensation as it links to non-financial performance such as diversity, labor and human rights, environment, community relations, and other social issues.

Golden Parachutes

Golden parachutes are compensation agreements that provide for severance payments to top executives who are terminated or demoted pursuant to a takeover or other change in control.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.  While the Fund recognizes the merits of this argument, golden parachutes often impede takeover attempts that we believe shareowners have the right and the responsibility to consider.

The Fund will examine and vote on a case-by-case basis golden parachute contracts, based upon an evaluation of the particular golden parachute itself and taking into consideration total management

66

compensation, the employees covered by the plan, quality of management, size of the payout and any leveraged buyout or takeover restrictions.

C.                    Mergers, Acquisitions, Spin-offs, and Other Corporate Restructuring

Considering the Non-Financial Effects of a Merger Proposal

Such proposals allow or require the board to consider the impact of merger decisions on various stakeholders, including employees, communities of place or interest, customers, and business partners, and give the board the right to reject a tender offer on the grounds that it would adversely affect the company’s stakeholders.

The Fund will examine and vote on a case-by-case basis all merger and acquisition proposals, and will support those that offer value to shareowners while protecting or improving the company’s social and environmental performance.

Poison Pills

Poison pills (or shareowner rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareowner approval.  Most poison pill resolutions deal with shareowner ratification of poison pills or repealing them altogether.

The Fund will ordinarily oppose poison pills or shareowner rights plans unless management is able to present a convincing case for a particular plan that does not significantly compromise shareowner rights or interests, or environmental and social performance.

SOCIAL ISSUE RESOLUTIONS

A.             Environment

All corporations have an impact on the environment.  We expect that management is taking all reasonable steps to reduce it company’s overall negative impact.

Generally, the Fund will support management initiatives and shareholder resolutions that reduce a company’s negative impact on the environment.

CERES Principles

The Coalition for Environmentally Responsible Economies (CERES), a coalition of compromised of social investors and environmental organizations, has developed an environmental corporate code of conduct.  The CERES Principle ask corporations to conduct environmental audits of their operations, establish environmental management practices, and assume responsibility for damages their operations cause to the environment, among other things.  Shareholder resolutions have been introduced that either ask companies to (1) become signatories of the CERES Principle or (2) produce a report addressing management’s response to each of the points raised in the CERES Principles.

The Fund will vote in support of resolutions requesting that a company become a signatory to the CERES Principles.

67

B.             Workplace Issues

1.              Labor Relations

Shareholders have asked companies to develop codes of conduct that address a number of labor relations issues, including use of forced labor, fair wages, and safe working conditions and the right to organize and bargain collectively.

The Fund will vote in support of proposals requesting companies to adopt and/or report on appropriate codes of conduct regarding global labor practices.

2.              Diversity and Equal Employment Opportunity

Women and minorities have long been subject to discrimination in the workplace - denied access to jobs, promotions, benefits and other entitlements on account of race or gender.  Women and minorities are still significantly underrepresented in the ranks of management and other high income positions, and overrepresented in the more poorly-paid categories, including office and clerical workers and service workers.

The Fund will support proposals asking companies to report on their progress in meeting the recommendations of the Glass Ceiling Commission and to eliminate all vestiges of “glass ceilings” for women and minority employees.

The Fund will ordinarily support proposals asking companies to include language in EEO statements specifically barring any form of discrimination.

C.             Product Safety and Impact

1.              Animal Welfare

The Fund will generally support resolutions seeking information on a company’s animal testing practices, or requesting that management develop cost-effective alternatives to animal testing.

2.              Tobacco Business

a.   Insurance and Health Care Companies Investing in Tobacco

Shareholders have asked insurance and health care company boards to report on the appropriateness of investments in the tobacco industry.  They have also asked for reports on the impact of smoking on benefit payments for death, disease and property loss.

The Fund will generally support resolutions that ask companies not to invest in the stocks of tobacco companies.

b.   Sales of Non-tobacco Products to Tobacco Industry

Shareholders have asked companies making significant sales of non-tobacco products to the tobacco industry to study the effect of ending these transactions or to stop immediately.

The Fund will generally support resolutions that ask companies to research the impact of ceasing business transactions with tobacco industry and finally ending transactions altogether.

68

D.             International Operations and Human Rights

Country-Specific Human Rights Proposals

        There are numerous countries with a record of egregious human rights abuses, such as China, Indonesia, and Nigeria.  A number of shareholder proposals have requested that companies operating in these countries develop human rights guidelines.  We expect that management of these companies address these challenges through a variety of strategies and programs, such as labor and human rights codes of conduct, country-specific development programs, etc.

Note: The Fund may invest in companies that operate in countries with egregious human right practices if we find that the company is promoting positive development.  However, the Funds avoid investing in companies that we have valid information that they directly contribute to egregious human rights abuses.

The Fund will generally support proposals that request companies to develop human rights codes of conduct and periodic reporting on operations in countries with regressive regimes.

E.               Weapons Contracting

Weapons/Military Conversion

Resolutions typically ask companies with significant military contracts to report on futures plans to diversify or convert to the production of civilian goods and services.

The Fund will support resolutions calling for reports on the scale and character of military production or technology to civilian purposes.

F.               Political Action Committees and Political Partisanship

Shareholders have a right to know how corporate assets are being spent in furtherance of political campaigns, social causes or government lobbying activities.  Although companies are already required to make such disclosures pursuant to federal and state law, such information is often not readily available to investors and shareowners.

The Fund will ordinarily support resolutions asking companies to disclose political contributions made either directly or through political action committees.

The Fund will ordinarily support resolutions asking companies to disclose the magnitude and character of public policy lobbying activities.

Proxy Voting Procedures

The Funds have delegated to their investment adviser, Bridgeway Capital Management, Inc., responsibility for voting proxies for securities held by the Funds.  The Adviser will follow these guidelines when voting proxies for Fund securities in the manner described in the Proxy Voting Procedures adopted by the Adviser and attached to these Proxy Voting Guidelines.  In the event that the Adviser identifies a potential conflict of interest in connection with a proposal for which a proxy is requested, the Adviser will consult with the Funds’ Lead Independent Director for instructions on how to proceed on the issue.  The Adviser will periodically report to the Funds’ Board of Directors on the operation of these Proxy Voting Guidelines and suggest appropriate additions or modifications.

69

APPENDIX B — PORTFOLIO MANAGERS

The following provides information regarding the portfolio managers and investment team members identified in the Funds’ prospectus: (1) the dollar range of their investments in each Fund; (2) a description of their compensation structure; and (3) information regarding other accounts managed by them and potential conflicts of interest that might arise from the management of multiple accounts.

INVESTMENTS IN EACH FUND
(As of June 30, 2006)

The table below provides the dollar range of investments in each Fund directly or indirectly owned by John Montgomery, the portfolio manager for all of the Bridgeway Funds except for Balanced Fund.

Bridgeway Capital
	Investments Held	Management’s
	Individually or Jointly	Ownership of
Fund	with Spouse(1)	Fund Shares(2)	Total
Aggressive Investors 1 Fund	$10,001 - $500,000	Over $1,000,000	Over $1,000,000
Aggressive Investors 2 Fund	$10,001 - $500,000	Over $1,000,000	Over $1,000,000
Ultra-Small Company Fund	$10,001 - $500,000	Over $1,000,000	Over $1,000,000
Ultra-Small Company Market Fund	$1,001 - $50,000	$10,001 - $500,000	$10,001 - $500,000
Micro-Cap Limited Fund	$10,001 - $500,000	Over $1,000,000	Over $1,000,000
Small-Cap Growth Fund	$1,001 - $50,000	$10,001 - $500,000	$10,001 - $500,000
Small-Cap Value Fund	$1,001 - $50,000	$10,001 - $500,000	$10,001 - $500,000
Large-Cap Growth Fund	$1,001 - $50,000	$10,001 - $500,000	$10,001 - $500,000
Large-Cap Value Fund	$1,001 - $50,000	$10,001 - $500,000	$10,001 - $500,000
Blue Chip 35 Index Fund	$1,001 - $50,000	$10,001 - $500,000	$10,001 - $500,000
Balanced Fund	$5,001 - $100,000	Over $1,000,000	Over $1,000,000

(1) This column reflects investments in a Fund’s shares owned directly by the portfolio manager or beneficially owned by the portfolio manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). The portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) Mr. Montgomery controls the Adviser due to the level of his stock ownership in the Adviser and also has or shares investment control over the Adviser’s investments. As a result, under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, he is deemed to beneficially own the investments made by the Adviser in shares of the Funds. This column reflects the Adviser’s total investments in shares of the Funds managed by Mr. Montgomery. Note, however, that Mr. Montgomery only owns 66% of the outstanding shares of the Adviser.

The table below provides the dollar range of investments in each Fund owned by Richard P. Cancelmo, Jr., the portfolio manager for Balanced Fund, and Elena Khoziaeva and Michael Whipple, each of whom is a member of the investment management team that has joint and primary responsibility for the day-today management of all of the Bridgeway Funds except for Balanced Fund.

70

Fund and Name of Portfolio Manager	Dollar Range of Investments in Each Fund(1) (2)
AGGRESSIVE INVESTORS 1 FUND
Elena Khoziaeva	$5,001 - $100,000
Michael Whipple	$1,001 - $50,000
AGGRESSIVE INVESTORS 2 FUND
Elena Khoziaeva	None
Michael Whipple	$1,001 - $50,000
ULTRA-SMALL COMPANY FUND
Elena Khoziaeva	$1,001 - $50,000
Michael Whipple	$1,001 - $50,000
ULTRA-SMALL COMPANY MARKET FUND
Elena Khoziaeva	None
Michael Whipple	None
MICRO-CAP LIMITED FUND
Elena Khoziaeva	None
Michael Whipple	$1,001 - $50,000
SMALL-CAP GROWTH FUND
Elena Khoziaeva	None
Michael Whipple	None
SMALL-CAP VALUE FUND
Elena Khoziaeva	$1 - $1,000
Michael Whipple	None
LARGE-CAP GROWTH FUND
Elena Khoziaeva	None
Michael Whipple	None
LARGE-CAP VALUE FUND
Elena Khoziaeva	None
Michael Whipple	None
BLUE CHIP 35 INDEX FUND
Richard P. Cancelmo, Jr.	$1 - $1,000
Elena Khoziaeva	None
Michael Whipple	None
BALANCED FUND
Richard P. Cancelmo, Jr.	$10,001 - $500,000
Elena Khoziaeva	$1,001 - $50,000
Michael Whipple	$1 - $1,000

(1) This column reflects investments in a Fund’s shares owned directly by the portfolio manager or investment team member, or beneficially owned by the portfolio manager or investment team member (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A portfolio manager or investment team member is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

(2) Mr. Cancelmo, Jr., Ms. Khoziaeva and Mr. Whipple also own shares in the Adviser due to their participation in the Adviser’s Employee Stock Ownership Program (“ESOP”). As a result, each of them indirectly owns a portion of the investments made by the Adviser in shares of the Funds. As of June 30, 2006, the Adviser owned shares of all eleven Bridgeway Funds. These indirect amounts are not reflected in the table above.

71

DESCRIPTION OF COMPENSATION STRUCTURE

The objective of the Adviser’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to the Adviser’s size and geographical location.  The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Richard Cancelmo, Jr. (“Dick”), Elena Khoziaeva, and Michael Whipple, participate in a compensation program that includes base salary, bonus and long-term incentives.  Each member’s base salary is a function of industry salary rates and individual performance as measured against yearly goals.  These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds.  The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of the Adviser relative to peer companies.  The Adviser’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed Funds have performance based fees relative to stock market benchmarks, c) operating costs of the Adviser and d) tax rates.

Fund performance impacts overall compensation in two broad ways.  First, generally assets under management increase with positive long-term performance.  An increase in assets increases total management fees and likely increases the Adviser’s profitability (although certain Funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders).  Second, Aggressive Investors 1 Fund, Aggressive Investors 2 Fund, Micro-Cap Limited Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Large-Cap Growth Fund and Large-Cap Value Fund have performance-based management fees that are a function of trailing five-year before-tax performance of each Fund relative to its specific market benchmark.  Should the Fund’s performance exceed the benchmark, the Adviser may make more total management fees and increase its profitability.  On the other hand, should the Fund’s performance lag the benchmark, the Adviser may experience a decrease in profitability.

Finally, all investment management team members participate in long-term incentive programs including a Simplified Employee Pension Individual Retirement Account (SEP IRA) and ownership programs in the Adviser.  With the exception of John Montgomery, investment team members (as well as all of the Adviser’s partners) participate in an Employee Stock Ownership Program and Phantom Stock Program of the Adviser. The value of this ownership is a function of the profitability and growth of the Adviser.  The Adviser is an “S” Corporation with John Montgomery as the majority owner.  Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of the Adviser.  However, by policy of the Adviser, John Montgomery may only receive distributions from the Adviser in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Historically, the Adviser has voluntarily disclosed the annual compensation of its two primary portfolio managers: John Montgomery and Dick Cancelmo.  The following table summarizes John’s and Dick’s annual compensation.  These figures are based on the Adviser’s unaudited financial records and individual W-2 forms.

72

Name	Year	Salary	SEP/IRA Contribution	Capital Contributions/ Distributions(1)(2)
John Montgomery	1993			$(211,000)
	1994			$(217,000)
	1995	$70,284		$(10,000)
	1996	$29,833		$(12,000)
	1997	$158,041		$8,200
	1998	$93,096		$0
	1999	$224,421	$13,612	$32,107
	2000	$278,265	$13,729	$422,387
	2001	$282,701	$14,135	$0
	2002	$350,785	$10,000	$0
	2003	$403,533	$10,000	$0
	2004	$396,863	$10,000	$0
	2005	$517,773	$10,000	$0

Richard P. Cancelmo, Jr.	2001	$192,208	$9,610	$0
	2002	$235,026	$10,000	$0
	2003	$257,060	$10,000	$0
	2004	$318,657	$10,000	$0
	2005	$312,587	$10,000	$0

(1) John helped capitalize Bridgeway Capital Management, Inc. with personal funds and a personal loan in 1993 and 1994.  Distributions from 1997 through 2000 were to reimburse John for interest and principal on the personal loan amount only.  The final distribution for this purpose was made in 2000.

(2) As an “S” Corporation, Bridgeway Capital Management, Inc.’s federal taxes are paid at the individual rather than corporate level.  Bridgeway Capital Management, Inc. distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate.  These distributions are not included in this table.

OTHER MANAGED ACCOUNTS
(As of June 30, 2006)

The Adviser’s portfolio managers use proprietary quantitative investment models which are used in connection with the management of certain Bridgeway Funds as well as other mutual funds for which the Adviser acts as sub-adviser and other separate accounts managed for organizations and individuals.  The following chart reflects information regarding other accounts (excluding the Fund(s)) for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories:  (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Richard Cancelmo, Jr. does not manage any other accounts.  As a result, the information below is provided only for John Montgomery, Elena Khoziaeva and Michael Whipple.

John Montgomery, Elena Khoziaeva and Michael Whipple

	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	2	$1,152,729,711	1	$1,079,863,346
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	31	$227,635,618	29	$288,660,844

73

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager who manages multiple funds and/or other accounts:

•                  The management of multiple funds and/or other accounts may result in a portfolio manager devoting varying periods of time and attention to the management of each fund and/or other account.  As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.  The Adviser believes this problem may be significantly mitigated by Bridgeway’s use of quantitative models, which drive stock picking decisions of its actively managed funds.

•                  If a portfolio manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts.  Accordingly, the Adviser has developed guidelines to address the priority order in allocating investment opportunities.

•                  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•                  With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  The Adviser may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.  The Adviser seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

•                  With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•                  The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser and the Funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

74

BRIDGEWAY FUNDS, INC.

PART C

OTHER INFORMATION

Item 23.                 Exhibits

Exhibit No.		Description
(a)

Articles of Incorporation of Bridgeway Funds, Inc., dated as of October 19, 1993, was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

(b)

By-Laws of Bridgeway Funds, Inc., as amended, dated as of November 2, 1994, was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

(c)		See Articles Fifth, Seventh, Eighth and Ninth of the Bridgeway Funds Articles of Incorporation and Article IV of the Bridgeway Funds Bylaws, which define the rights of shareholders.

(d)	(1)

Management Agreement dated as of October 1, 2003, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., was filed electronically as an exhibit to Post-Effective Amendment No. 18 on October 30, 2003, and is hereby incorporated by reference.

	(2)

Amendment to Management Agreement dated as of March 23, 2004, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

	(3)	Amendment to Management Agreement dated as of April 1, 2005, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., is filed herewith as Exhibit EX-99.d.3.

(e)	(1)

Amended and Restated Bridgeway Funds, Inc. Distribution Agreement dated as of October 1, 2004, by and between Bridgeway Funds, Inc. and Foreside Fund Services, LLC, was filed electronically as an exhibit to Post-Effective Amendment No. 21 on August 24, 2005, and is hereby incorporated by reference.

(f)		None.

(g)	(1)	Custody Agreement dated as of June 1, 2006, by and between Bridgeway Funds, Inc. and PFPC Trust Company, is filed herewith as Exhibit No. EX-99.g.1.

(h)	(1)

Transfer Agency Agreement dated as of December 1, 2003, by and between Bridgeway Funds, Inc. and Forum Shareholder Services, was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

Exhibit No.		Description
	(2)

Amendment dated as of February 4, 2005 to Transfer Agency Agreement, by and between Bridgeway Funds, Inc. and Forum Shareholder Services, was filed electronically as an exhibit to Post-Effective Amendment No. 21 on August 24, 2005, and is hereby incorporated by reference.

	(3)

Administration, Bookkeeping and Pricing Services Agreement dated as of November 3, 2003, by and between Bridgeway Funds, Inc. and ALPS Mutual Fund Services, Inc., was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

	(4)

Master Administrative Services Agreement dated as of July 1, 2004 by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

(i)	(1)	Legal Opinion of Stradley Ronon Stevens & Young, LLP is filed herewith as Exhibit No. EX-99.i.1.

(j)	(1)	Consent of Briggs, Bunting & Dougherty, LLP is filed herewith as Exhibit No. EX-99.j.1.

(k)		None.

(l)	(1)

Investment Representation Letters between Bridgeway Funds, Inc. and initial stockholders were filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and are hereby incorporated by reference.

	(2)

Investment Representation Letter between Bridgeway Funds, Inc. and initial stockholder was filed electronically as an exhibit to Post-Effective Amendment No. 17 on August 15, 2003, and is hereby incorporated by reference.

(m)	(1)

Distribution, Assistance, Formation and Servicing Plan, dated as of June 25, 2003, was filed electronically as an exhibit to Post-Effective Amendment No. 18 on October 30, 2003, and is hereby incorporated by reference.

(n)

Bridgeway Funds, Inc. Rule 18f-3 Plan dated as of October 31, 2003 was filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, and is hereby incorporated by reference.

(o)		Reserved.

(p)	(1)	Code of Ethics of Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., pursuant to Rule 17j-1 of the 1940 Act, is filed herewith as Exhibit No. EX-99.p.1.

Item 24.                 Persons controlled by or under Common Control with Registrant

None

Item 25.                 Indemnification

Article Tenth of the registrant’s Articles of Incorporation provides that any present or former director, officer, employee or agent of the registrant, shall be entitled to indemnification to the fullest extent permitted by law, including under the Investment Company Act of 1940, except to the extent such director, officer, employee or agent has been adjudicated to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the registrant is against public policy as expressed in the Act and, therefore, may be unenforceable.  In the event that a claim for such indemnification (except insofar as it provides for the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.                 Business and Other Connections of Investment Adviser

As stated in the Prospectus and Statement of Additional Information, the Investment Adviser was organized in 1993 and acts as an Investment Adviser to other individuals, businesses and registered investment companies.  The Investment Adviser is not engaged in any other business of a substantial nature.

Item 27.                 Principal Underwriters

(a)          In addition to the Bridgeway Funds, Foreside Fund Services, LLC (“Foreside”) acts as principal underwriter for the following investment companies:

Century Capital Management Trust

Forum Funds

Monarch Funds

ICM Series Trust

Sound Shore Fund, Inc.

Henderson Global Funds

American Beacon Funds

American Beacon Mileage Funds

American Beacon Select Funds

Wintergreen Fund, Inc.

(b)         The following table identifies the officers of Foreside and their positions, if any, with the Fund.  The business address of each of these individuals is Two Portland Square, First Floor, Portland, Maine 04101.

Name	Position with Underwriter	Position with Fund
Carl A. Bright	President and Treasurer	None
Richard J. Berthy	Vice President and Assist. Treasurer	None
Simon D. Collier	Principal Executive Officer	None
Nanette K. Chern	Chief Compliance Officer, Secretary	None
And Vice President
Mark A. Fairbanks	Deputy Chief Compliance Officer,	None
Vice President and Assist. Secretary

Item 28.                Location of Accounts and Records

Bridgeway Capital Management, Inc., 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448, will maintain physical possession of each account, book or other document of the registrant at its principal executive offices, except for those maintained by the registrant’s administrator, ALPS Mutual Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, Colorado  80202, the registrant’s distributor,  Foreside Fund Services, LLC, Two Portland Square, Portland, Maine 04101 and the registrant’s custodian, PFPC Trust Company, 800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

Item 29.                Management Services

None.

Item 30.                Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”) and the Investment Company Act of 1940, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and the State of Texas on the 27th day of October, 2006.

Bridgeway Funds, Inc.

/s/ Michael D. Mulcahy
Michael D. Mulcahy, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ John N. R. Montgomery	Vice President and Director	October 27, 2006
John N. R. Montgomery

/s/ Linda G. Giuffre	Treasurer and Principal Financial	October 27, 2006
Linda G. Giuffre	Officer

/s/ Kirbyjon Caldwell	Director	October 27, 2006
Kirbyjon Caldwell

/s/ Karen S. Gerstner	Director	October 27, 2006
Karen S. Gerstner

/s/ Miles D. Harper, III	Director	October 27, 2006
Miles D. Harper, III

/s/ Evan Harrel	Director	October 27, 2006
Evan Harrel

/s/ Michael D. Mulcahy	President and Director	October 27, 2006
Michael D. Mulcahy

EXHIBIT INDEX

Form N-1A Exhibit No.	Description	EDGAR Exhibit No.
Item 23(d)(3)	Amendment to Management Agreement between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc.	EX-99.d.3

Item 23(g)(1)	Custody Agreement between Bridgeway Funds, Inc. and PFPC Trust Company	EX-99.g.1

Item 23(i)(1)	Legal Opinion of Stradley Ronon Stevens & Young, LLP	EX-99.i.1

Item 23(j)(1)	Consent of Briggs, Bunting & Dougherty, LLP	EX-99.j.1

Item 23(p)(1)	Code of Ethics of Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc.	EX-99.p.1